UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05635)

Exact name of registrant as specified in charter:	Putnam Diversified Income Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	September 30, 2017

Date of reporting period :	October 1, 2016 — September 30, 2017

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam INVESTMENTS

Putnam Diversified Income Trust

Annual report
9 | 30 | 17

Income funds invest in bonds and other securities with the goal of providing a steady stream of income over time.

FUND SYMBOL
CLASS A
PDINX

Putnam
Diversified Income
Trust

Annual report
9 | 30 | 17

Consider these risks before investing: International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Lower-rated bonds may offer higher yields in return for more risk. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk and the risk that they may increase in value when interest rates decline and decline in value when interest rates rise. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Unlike bonds, funds that invest in bonds have fees and expenses. Bond prices may fall or fail to rise over time for several reasons, including general financial market conditions, changing market perceptions (including perceptions about the risk of default and expectations about monetary policy or interest rates), changes in government intervention in the financial markets, and factors related to a specific issuer or industry. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. You can lose money by investing in the fund.

Message from the Trustees

November 10, 2017

Dear Fellow Shareholder:

A fair amount of investor optimism has helped keep financial markets on a steady course throughout 2017. Global stock markets have generally made solid advances with low volatility, while bond market performance has been a bit more uneven. As we approach the closing weeks of the year, it is important to note that a number of macroeconomic and geopolitical risks around the world could disrupt market momentum.

In all market environments, we believe investors should remain focused on time-tested strategies: maintain a well-diversified portfolio, think about long-term goals, and speak regularly with your financial advisor. In the following pages, you will find an overview of your fund’s performance for the reporting period as well as an outlook for the coming months.

We would like to take this opportunity to recognize and thank Robert J. Darretta, John A. Hill, and W. Thomas Stephens, who recently retired from your fund’s Board of Trustees. We are grateful for their years of work on behalf of you and your fellow shareholders, and we wish them well in their future endeavors.

Thank you for investing with Putnam.

About the fund

The opportunities in today’s fixed-income markets are far from uniform. That’s why Putnam Diversified Income Trust’s managers actively position the portfolio in securities from a broad range of sectors that the team believes offer the most compelling risk/return profiles — including areas beyond those in the benchmark index.

The fund’s management team has an average of more than 25 years of experience.

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The fund invests in a wide range of sectors, from high yield and emerging markets to residential and commercial mortgage-backed securities (MBS).

Allocations are shown as a percentage of the fund’s and/or benchmark’s net assets as of 9/30/17. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Allocations may not total 100% because the table includes the notional value of certain derivatives (the economic value for purposes of calculating periodic payment obligations), in addition to the market value of securities. Holdings and allocations may vary over time. For more information on current fund holdings, see pages 26–92.

The potential to perform well even in a rising-rate environment

The fund’s management team has constructed the portfolio with a low duration, so that it doesn’t rely on declining interest rates to drive performance.

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Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See below and pages 11–13 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

Recent broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 9/30/17. See above and pages 11–13 for additional fund performance information. Index descriptions can be found on page 16.

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Interview with your fund’s portfolio manager

D. William Kohli
Portfolio Manager

Bill Kohli is Chief Investment Officer, Fixed Income. He has an M.B.A. from the Haas School of Business at the University of California, Berkeley, and a B.A. from the University of California, San Diego. Bill joined Putnam in 1994 and has been in the investment industry since 1988.

In addition to Bill, your fund’s portfolio managers are Michael J. Atkin; Robert L. Davis, CFA; Brett S. Kozlowski, CFA; Michael V. Salm; and Paul D. Scanlon, CFA.

Bill, what was the fund’s investment environment like during the reporting period?

Overall, it was a generally supportive environment for riskier assets. Volatility was low except for a short-lived spike in mid-May, when investors grew more concerned that the Trump administration may continue to struggle to advance its pro-business political agenda.

Looking first at the economic backdrop, the U.S. economy posted solid growth in the second half of 2016, then registered lower-than-expected results in the first quarter of 2017. Growth rebounded in 2017’s second quarter, repeating a pattern we’ve seen over the past two years: weak growth in the winter followed by stronger growth in the spring and summer.

Second-quarter 2017 U.S. gross domestic product [GDP] was revised upward to an annual rate of 3.1% — the strongest reading since the first quarter of 2015. Despite economic disruption in Texas and Florida caused by Hurricanes Harvey and Irma, the unemployment rate dropped to 4.2% in September 2017, a level not seen since early 2001.

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Credit quality overview

Credit qualities are shown as a percentage of the fund’s net assets as of 9/30/17. A bond rated BBB or higher (A-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. To-be-announced (TBA) mortgage commitments, if any, are included based on their issuer ratings. Ratings may vary over time.

Cash, derivative instruments, and net other assets are shown in the not-rated category. Payables and receivables for TBA mortgage commitments are included in the not-rated category and may result in negative weights. The fund itself has not been rated by an independent rating agency.

Overseas, the 19-country eurozone economy grew at its fastest pace since 2015. First-quarter 2017 GDP grew at an annualized rate of 2.3% and second-quarter GDP came in at 2.6% annualized. The eurozone’s strength has been one of the positive surprises for the global economy in 2017, as it outpaced the United States in the first quarter and accelerated further in the three months ended June 30, 2017.

Turning to interest rates, the yield on the 10-year U.S. Treasury spiked in November and December 2016, as many investors viewed then-President-elect Donald Trump’s economic agenda as stimulative and potentially inflationary. Yields also rode the decision by the Federal Reserve to raise policy interest rates. Longer-term yields declined slightly in the first half of 2017, even though the Fed raised rates in June for the third time in as many quarters. Investors generally seemed to have accepted the reality that changes to tax, health-care, and fiscal policies would take time to develop and implement.

At its mid-September 2017 policy meeting, the Fed left the target for short-term interest rates unchanged at a range of 1.00% to 1.25%. However, the 10-year Treasury yield moved higher, as the central bank indicated that it still saw the potential for raising rates once more this year and three times in 2018. The board also announced that in October 2017 it would begin to shrink its massive portfolio of Treasuries and agency mortgage-backed securities [MBS] that it accumulated after the 2008 financial crisis.

After reaching a 14-year high in early January, the U.S. dollar declined by about 10% before modestly rebounding in September 2017. The currency’s dramatic slide this year — driven by investor concerns about the U.S. economic and political outlook — confounded a broad consensus that the dollar would strengthen

6 Diversified Income Trust

heading into 2017. Now, signs that the Fed is likely to maintain a steady pace of rate increases, along with Republicans introducing plans for a tax overhaul, have been leading investors to reevaluate positions built up against the dollar in recent months.

Within this environment, high-yield corporate credit was one of the best-performing asset classes. Credit spreads tightened substantially during a period characterized by robust demand for higher-yielding securities, supportive corporate fundamentals, and low defaults.

The fund handily outpaced its benchmark and Lipper peer group average over the 12-month period. What factors bolstered its relative performance?

With respect to relative performance, I think it’s important to point out that the fund’s benchmark comprises a mix of U.S. Treasury, government-agency, and investment-grade corporate securities. Treasuries and other government securities were hampered by rising interest rates and favorable sentiment toward riskier assets during the period. Meanwhile, the fund’s out-of-benchmark credit holdings performed well and fueled its strong performance. In fact, all of the fund’s major strategy segments contributed to results this period — there were no detractors on an absolute basis.

Looking at individual strategies, our positions in high-yield corporate bonds were the biggest contributor to the fund’s relative performance, driven by the factors summarized above.

Mortgage credit was another bright spot in the fund’s portfolio, led by our holdings of non-agency residential mortgage-backed

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 9/30/17. Short-term investments, TBA commitments, and derivatives, if any, are excluded. Holdings may vary over time.

Diversified Income Trust 7

securities [RMBS]. Within RMBS, positions in agency credit risk-transfer securities [CRTs] performed well, as a combination of relatively high yields, high-quality collateral, and rising prices for residential real estate continued to attract investors to this growing market. Furthermore, an increasing number of institutional investment managers have embraced CRTs as an easier way to access the mortgage market. Positions in pay-option adjustable-rate mortgage-backed securities provided a further boost within the fund’s RMBS allocation. These securities benefited from a generally favorable risk environment, as well as the fact that there was no new supply of these bonds coming to market.

Early in the period, our positions in mezzanine commercial mortgage-backed securities [CMBS] that were issued before the 2008 financial crisis performed particularly well. However, gains from the sector were pared in February when headlines concerning retail store closures prompted some investors to express a bearish view on certain parts of the CMBS market. Although we agree that retailers face challenges amid evolving shopper preferences and a shift from traditional brick-and-mortar to online commerce, we believe the CMBS held by the fund have enough credit protection to withstand the changes that have been occurring in retail.

Which other holdings or strategies contributed this period?

Outside the United States, investments in emerging-market [EM] debt also notably helped performance. From a country perspective, positions in Argentina, Brazil, Russia, Mexico, and Indonesia delivered the best results. In general, relatively stable oil prices aided our EM holdings, as did persistent investor demand for high-yielding securities. Argentine bonds also benefited from a primary vote ahead of congressional elections in October that gave a boost to the market-friendly agenda championed by the country’s president. Positions in Brazil responded positively when the country’s central bank cut its benchmark interest rate by more than investors were expecting, and also rallied when Brazil’s senate passed a labor reform bill in July.

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

8 Diversified Income Trust

Our interest-rate and yield-curve positioning in the United States and overseas also proved additive. Early in the period, the fund’s duration in New Zealand was below zero, meaning our strategy would benefit if bond yields rose in that country, which is what occurred. During the period’s second half, we positioned the fund for a flatter yield curve in the United States. This strategy also worked well, as short-term yields rose while intermediate- and long-term yields declined during the April-to-September period. Our investments in Greek government debt were an additional contributor. Early on, the country’s bonds rallied due to increased investor optimism that the securities might be included in the European Central Bank’s [ECB] bond purchase program. Our holdings in Greece rose again in June when the country’s creditors agreed to release the next tranche of its €86 billion [$96.5 billion] bailout.

Elsewhere, our active-currency and prepayment strategies were modest contributors for the period.

How did you use derivatives during the period?

We used interest-rate swaps to take tactical positions at various points along the yield curve, to help hedge the risk associated with the fund’s curve positioning, and to gain exposure to rates in various countries. In addition, currency forward contracts were used in an effort to hedge the foreign exchange risk associated with non-U.S. bonds and more efficiently gain exposure to foreign currencies.

What is your outlook for the coming months?

The Fed stopped adding to its portfolio of U.S. Treasuries and MBS three years ago, but it has been reinvesting the proceeds of maturing

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counter-party risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

Diversified Income Trust 9

bonds to maintain the size of its balance sheet. These reinvestments have helped keep a lid on long-term interest rates, and letting securities mature without reinvesting could put upward pressure on rates, in our view. We expect that the Fed will reduce its holdings in a gradual and predictable manner in an effort to avoid interest-rate spikes or other market strains. As a result, we think the incremental nature of the plan suggests that rate volatility may be limited, at least initially.

Turning to bond yields, we think yields are too low given generally favorable global economic conditions. Although we don’t believe yields are likely to rise significantly this year, partly due to strong global demand for U.S. bonds, we do think they’ll be higher by the end of 2018. There are a lot of unknowns: potentially significant changes to the Fed’s Board of Governors in 2018; the timing of when the ECB will begin to taper its bond-purchase program potential; potential tax reform in the United States; potentially tighter monetary policy in other countries, such as Canada and the United Kingdom; and the ongoing potential for geopolitical flare-ups. So, while there have been a variety of crosscur-rents that could impact the trajectory of bond yields both in the United States and overseas, we think the overall trend will be for yields to rise next year.

Given this outlook, what market sectors do you find to be most attractive?

We think prepayment risk remains attractive because relatively tight mortgage-lending standards may continue to curb refinancing activity. We also continue to like interest-only securities structured from reverse-mortgages, believing they offer a stable prepayment profile as well as attractive spreads.

Within corporate credit, we believe high-yield valuations are not as attractive as they were a year ago, but continue to look fair to us, in light of our positive outlook for corporate fundamentals, the U.S. economy, and default trends.

Within mortgage credit, we think CMBS could benefit from employment growth, low interest rates, and a continuation of the current economic expansion. While we expect some degree of losses related to regional malls, we’re also encouraged by the fact that many malls are attempting to repurpose their space to attract new types of tenants. We believe the non-agency RMBS market continues to be supported by an improving housing market and shrinking supply. We continue to like agency CRTs on the basis of fundamentals and underlying collateral, but have become more cautious from a valuation perspective.

Thanks for your time and for bringing us up to date, Bill.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

10 Diversified Income Trust

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended September 30, 2017, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R6, and Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 9/30/17

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
Class A (10/3/88)
Before sales charge	6.19%	45.57%	3.83%	21.37%	3.95%	4.62%	1.52%	9.04%
After sales charge	6.04	39.75	3.40	16.52	3.11	0.44	0.15	4.67
Class B (3/1/93)
Before CDSC	5.95	37.23	3.22	16.75	3.15	2.33	0.77	8.17
After CDSC	5.95	37.23	3.22	14.89	2.82	–0.36	–0.12	3.17
Class C (2/1/99)
Before CDSC	5.37	34.73	3.03	16.90	3.17	2.36	0.78	8.07
After CDSC	5.37	34.73	3.03	16.90	3.17	2.36	0.78	7.07
Class M (12/1/94)
Before sales charge	5.90	42.09	3.58	19.95	3.71	3.89	1.28	8.67
After sales charge	5.78	37.48	3.23	16.05	3.02	0.52	0.17	5.13
Class R (12/1/03)
Net asset value	5.90	41.22	3.51	19.76	3.67	3.92	1.29	8.74
Class R6 (11/1/13)
Net asset value	6.38	49.07	4.07	23.25	4.27	5.73	1.88	9.34
Class Y (7/1/96)
Net asset value	6.37	48.69	4.05	22.94	4.22	5.48	1.79	9.24

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 4.00% and 3.25% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

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Comparative index returns For periods ended 9/30/17

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
Bloomberg Barclays U.S.
Aggregate Bond Index	6.28%	51.96%	4.27%	10.76%	2.06%	8.36%	2.71%	0.07%
Lipper Multi-Sector
Income Funds category	6.58	67.89	5.19	19.75	3.63	10.84	3.47	4.98
average*

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 9/30/17, there were 320, 257, 111, and 6 funds, respectively, in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $13,723 and $13,473, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,675 after sales charge) would have been valued at $13,748. A $10,000 investment in the fund’s class R, R6, and Y shares would have been valued at $14,122, $14,907, and $14,869, respectively.

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Fund price and distribution information For the 12-month period ended 9/30/17

Distributions	Class A		Class B	Class C	Class M		Class R	ClassR6	Class Y
Number	12		12	12	12		12	12	12
Income	$0.396		$0.344	$0.344	$0.382		$0.380	$0.420	$0.413
Capital gains	—		—	—	—		—	—	—
Total	$0.396		$0.344	$0.344	$0.382		$0.380	$0.420	$0.413
	Before	After	Net	Net	Before	After	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value
9/30/16	$6.86	$7.15	$6.79	$6.75	$6.75	$6.98	$6.78	$6.80	$6.80
9/30/17	7.07	7.36	6.99	6.94	6.94	7.17	6.98	7.00	7.00
	Before	After	Net	Net	Before	After	Net	Net	Net
Current rate	sales	sales	asset	asset	sales	sales	asset	asset	asset
(end of period)	charge	charge	value	value	charge	charge	value	value	value
Current dividend
rate[1]	5.60%	5.38%	4.98%	5.01%	5.53%	5.36%	5.50%	6.00%	5.83%
Current 30-day
SEC yield[2]	N/A	4.18	3.61	3.61	N/A	3.97	4.11	4.71	4.60

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares and 3.25% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y
Total annual operating expenses for the
fiscal year ended 9/30/16	1.00%	1.75%	1.75%	1.25%	1.25%	0.65%	0.75%
Annualized expense ratio for the
six-month period ended 9/30/17*	0.99%	1.74%	1.74%	1.24%	1.24%	0.65%	0.74%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

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Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 4/1/17 to 9/30/17. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y
Expenses paid per $1,000 *†	$5.03	$8.83	$8.83	$6.30	$6.30	$3.31	$3.77
Ending value (after expenses)	$1,028.50	$1,023.50	$1,023.70	$1,026.50	$1,026.20	$1,029.00	$1,030.00

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/17. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 9/30/17, use the following calculation method. To find the value of your investment on 4/1/17, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y
Expenses paid per $1,000 *†	$5.01	$8.80	$8.80	$6.28	$6.28	$3.29	$3.75
Ending value (after expenses)	$1,020.10	$1,016.34	$1,016.34	$1,018.85	$1,018.85	$1,021.81	$1,021.36

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/17. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

14 Diversified Income Trust

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/ or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS), also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency credit-risk transfer security (CRT) is backed by a reference pool of agency mortgages. Unlike a regular agency pass-through, the principal invested in a CRT is not backed by a U.S. government agency. To compensate investors for this risk, a CRT typically offers a higher yield than conventional pass-through securities. Similar to a CMBS, a CRT is structured into various tranches for investors, offering different levels of risk and yield based on the underlying reference pool.

• Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National

Diversified Income Trust 15

Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

• Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Merrill Lynch, Pierce, Fenner & Smith Incorporated (“BofAML”), used with permission. BofAML permits use of the BofAML indices and related data on an “as is” basis, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofAML indices or any data included in, related to, or derived therefrom, assumes no liability in connection with the use of the foregoing, and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

16 Diversified Income Trust

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2017, are available in the Individual Investors section of putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of September 30, 2017, Putnam employees had approximately $509,000,000 and the Trustees had approximately $90,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Diversified Income Trust 17

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

18 Diversified Income Trust

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel discussed with representatives of Putnam Management the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review, identifying possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2017, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2017, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 2017 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2017. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not attempted to evaluate PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund, and the continued application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous

Diversified Income Trust 19

years. For example, with some minor exceptions, the funds’ current fee arrangements under the management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to fund shareholders. (In a few instances, funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.)

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment strategy, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee structure for your fund would be appropriate at this time.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee rates as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations that were in effect during your fund’s fiscal year ending in 2016. These expense limitations were: (i) a contractual expense limitation applicable to specified retail open-end funds, including your fund, of 25 basis points (until September 1, 2016, this limitation was 32 basis points) on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified open-end funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. Most funds, including your fund, had sufficiently low expenses that these expense limitations were not operative during their fiscal years ending in 2016. Putnam Management has agreed to maintain the 25 basis points expense limitation until at least August 31, 2018 and to maintain the 20 basis points expense limitation until at least January 30, 2019. Putnam Management’s support for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the third quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the third quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2016. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2016 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and

20 Diversified Income Trust

distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees in connection with their annual contract review for the Putnam funds included information regarding fees charged by Putnam Management and its affiliates to institutional clients, including defined benefit pension and profit-sharing plans, charities, college endowments, foundations, sub-advised third-party mutual funds, state, local and non-U.S. government entities, and corporations. This information included, in cases where an institutional product’s investment strategy corresponds with a fund’s strategy, comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients as compared to the services provided to the Putnam Funds. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officers and other senior members of Putnam Management’s Investment Division throughout the year. In addition, in response to a request from the Independent Trustees, Putnam Management provided the Trustees with in-depth presentations regarding each of the equity and fixed income investment teams, including the operation of the teams and their investment approaches. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2016 was a challenging year for the performance of the Putnam funds, with generally disappointing results for the international and global equity funds and taxable fixed income funds, mixed results for small-cap equity, Spectrum, global asset allocation, equity research and tax exempt fixed income funds, but generally strong results for U.S. equity funds. The Trustees noted, however, that they were encouraged by the positive performance trend since mid-year 2016 across most Putnam Funds. In particular, from May 1, 2016 through April 30, 2017, 51% of Putnam Fund assets were in the top quartile and 87% were above the median of the Putnam Funds’ competitive industry rankings. They noted that the longer-term performance of the Putnam funds generally continued to be strong, exemplified by the fact that the Putnam funds were ranked by the Barron’s/Lipper Fund Families survey as the 5th-best performing mutual fund complex out of 54 complexes for the five-year period ended December 31, 2016. In addition, while the survey ranked the Putnam Funds 52nd out of 61 mutual fund complexes for the one-year period ended 2016, the Putnam Funds have ranked 1st or 2nd

Diversified Income Trust 21

in the survey for the one-year period three times since 2009 (most recently in 2013). They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2016 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor closely the performance of those funds, including the effectiveness of any efforts Putnam Management has undertaken to address underperformance and whether additional actions to address areas of underperformance are warranted.

For purposes of the Trustees’ evaluation of the Putnam Funds’ investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which Putnam Management informed the Trustees that meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and, in most cases, comparisons of those returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. (“Lipper”) peer group (Lipper Multi-Sector Income Funds) for the one-year, three-year and five-year periods ended December 31, 2016 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	3rd
Three-year period	4th
Five-year period	2nd

Over the one-year, three-year and five-year periods ended December 31, 2016, there were 305, 235 and 180 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees expressed concern about your fund’s fourth quartile performance over the three-year period ended December 31, 2016 and considered the circumstances that may have contributed to this disappointing performance. The Trustees considered Putnam Management’s observation that the fund’s underperformance was largely due to the fund’s overweight exposure to securities with a short duration in an environment of falling interest rates. The Trustees also noted Putnam Management’s view that the fund’s international term structure positioning had detracted from the fund’s performance, particularly in the second quarter of 2015 (Greek debt crisis) and June and July of 2016 (the U.K.’s vote to leave the European Union).

The Trustees considered that Putnam Management remained confident in the fund’s portfolio managers. The Trustees also considered Putnam Management’s continued efforts to support fund performance through the appointment of additional portfolio managers in February 2017 and through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management continued to strengthen its fundamental research capabilities by adding new investment personnel.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance concerns that may arise from time to time. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on Putnam Management’s willingness to take appropriate measures to address fund performance issues and Putnam Management’s responsiveness to Trustee concerns about investment performance, the Trustees concluded that it continues to be advisable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not likely provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under

22 Diversified Income Trust

the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used predominantly to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee, including any developments with respect to the European Union’s updated Markets in Financial Instruments Directive and its potential impact on PIL’s use of client commissions to obtain investment research. The Trustees also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are fair and reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services. Furthermore, the Trustees were of the view that the services provided were required for the operation of the funds, and that they were of a quality at least equal to those provided by other providers.

Diversified Income Trust 23

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type/and industry sector, country, or state to show areas of concentration and/diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were/earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

24 Diversified Income Trust

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Diversified Income Trust:

We have audited the accompanying statement of assets and liabilities of Putnam Diversified Income Trust (the fund), including the fund’s portfolio, as of September 30, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Diversified Income Trust as of September 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
November 10, 2017

Diversified Income Trust 25

The fund’s portfolio 9/30/17

U.S. GOVERNMENT AND AGENCY	Principal
MORTGAGE OBLIGATIONS (46.9%)*	amount	Value
U.S. Government Guaranteed Mortgage Obligations (5.8%)
Government National Mortgage Association Pass-Through Certificates
6.50%, 11/20/38	$248,826	$285,968
4.50%, TBA, 10/1/47	64,000,000	68,230,003
4.00%, TBA, 10/1/47	134,000,000	141,097,819
Ser. 3597, Class MA 3.50%, 4/20/46 [i]	566,008	590,623
		210,204,413
U.S. Government Agency Mortgage Obligations (41.1%)
Federal Home Loan Mortgage Corporation Pass-Through Certificates
4.00%, TBA, 10/1/47	44,000,000	46,323,750
Federal National Mortgage Association Pass-Through Certificates
5.50%, TBA, 10/1/47	23,000,000	25,450,938
4.50%, TBA, 10/1/47	41,000,000	44,004,529
4.00%, TBA, 10/1/47	109,000,000	114,748,050
3.50%, TBA, 11/1/47	532,000,000	547,440,449
3.50%, TBA, 10/1/47	532,000,000	548,417,201
3.00%, TBA, 11/1/47	31,000,000	31,048,438
3.00%, TBA, 10/1/47	31,000,000	31,096,875
2.50%, TBA, 10/1/47	91,000,000	88,078,045
		1,476,608,275
Total U.S. government and agency mortgage obligations (cost $1,690,461,335)		$1,686,812,688

	Principal
U.S. TREASURY OBLIGATIONS (—%)*	amount	Value
U.S. Treasury Notes
1.75%, 4/30/22 [i]	$988,000	$989,146
1.25%, 10/31/21 [i]	135,000	132,694
1.25%, 3/31/21 [i]	294,000	289,234
Total U.S. treasury obligations (cost $1,411,074)		$1,411,074

	Principal
MORTGAGE-BACKED SECURITIES (43.2%)*	amount	Value
Agency collateralized mortgage obligations (17.6%)
Federal Home Loan Mortgage Corporation
IFB Ser. 3408, Class EK (-4.024 x 1 Month US LIBOR) + 25.793%,
20.826%, 4/15/37	$237,935	$364,634
Ser. 4077, Class IK, IO, 5.00%, 7/15/42	16,050,588	3,262,715
IFB Ser. 4678, Class MS, IO (-1 x 1 Month US LIBOR) + 6.10%,
4.866%, 4/15/47	16,478,437	3,678,317
IFB Ser. 326, Class S2, IO (-1 x 1 Month US LIBOR) + 5.95%,
4.716%, 3/15/44	16,403,001	3,126,381
IFB Ser. 311, Class S1, IO (-1 x 1 Month US LIBOR) + 5.95%,
4.716%, 8/15/43	14,958,018	3,095,218
Ser. 4122, Class TI, IO, 4.50%, 10/15/42	10,358,996	1,960,979
Ser. 4000, Class PI, IO, 4.50%, 1/15/42	13,967,674	2,382,243
Ser. 4024, Class PI, IO, 4.50%, 12/15/41	17,772,039	3,133,601
Ser. 4635, Class PI, IO, 4.00%, 12/15/46	37,455,396	5,760,265
Ser. 4193, Class PI, IO, 4.00%, 3/15/43	47,134,719	7,266,430
Ser. 4213, Class GI, IO, 4.00%, 11/15/41	25,718,553	3,188,535

26 Diversified Income Trust

	Principal
MORTGAGE-BACKED SECURITIES (43.2%)* cont.	amount	Value
Agency collateralized mortgage obligations cont.
Federal Home Loan Mortgage Corporation
Ser. 4020, Class IA, IO, 4.00%, 3/15/27	$14,402,554	$1,529,119
Ser. 4484, Class TI, IO, 3.50%, 11/15/44	18,659,272	2,623,923
Ser. 4105, Class HI, IO, 3.50%, 7/15/41	8,263,694	926,222
Ser. 4199, Class CI, IO, 3.50%, 12/15/37	40,028,390	3,187,781
Ser. 4165, Class TI, IO, 3.00%, 12/15/42	26,759,569	2,653,907
Ser. 4210, Class PI, IO, 3.00%, 12/15/41	15,852,849	1,062,017
FRB Ser. 57, Class 1AX, IO, 0.367%, 7/25/43 W	11,590,529	125,328
Ser. 3314, PO, zero %, 11/15/36	32,130	31,521
Ser. 3326, Class WF, zero %, 10/15/35 W	35,784	26,882
Ser. 1208, Class F, PO, zero %, 2/15/22	11,392	10,936
Federal National Mortgage Association
IFB Ser. 06-8, Class HP (-3.667 x 1 Month US LIBOR) + 24.566%,
20.03%, 3/25/36	690,058	1,060,937
IFB Ser. 05-83, Class QP (-2.6 x 1 Month US LIBOR) + 17.394%,
14.177%, 11/25/34	200,137	243,129
Ser. 16-3, Class NI, IO, 6.00%, 2/25/46	23,353,277	5,550,637
Ser. 15-69, IO, 6.00%, 9/25/45	29,975,394	7,151,410
Ser. 399, Class 2, IO, 5.50%, 11/25/39	42,910	9,306
Ser. 374, Class 6, IO, 5.50%, 8/25/36	1,675,303	323,137
IFB Ser. 12-36, Class SN, IO (-1 x 1 Month US LIBOR) + 6.45%,
5.213%, 4/25/42	10,637,917	1,869,710
IFB Ser. 10-35, Class SG, IO (-1 x 1 Month US LIBOR) + 6.40%,
5.163%, 4/25/40	13,086,307	2,551,830
Ser. 378, Class 19, IO, 5.00%, 6/25/35	1,873,358	347,654
IFB Ser. 13-18, Class SB, IO (-1 x 1 Month US LIBOR) + 6.15%,
4.913%, 10/25/41	15,894,672	1,782,524
IFB Ser. 11-101, Class SA, IO (-1 x 1 Month US LIBOR) + 5.90%,
4.663%, 10/25/41	38,466,610	5,818,075
Ser. 12-127, Class BI, IO, 4.50%, 11/25/42	11,412,786	2,654,094
Ser. 12-30, Class HI, IO, 4.50%, 12/25/40	14,268,622	1,588,369
Ser. 404, Class 2, IO, 4.50%, 5/25/40	152,788	30,222
Ser. 366, Class 22, IO, 4.50%, 10/25/35	598,719	21,783
Ser. 17-65, Class LI, IO, 4.00%, 8/25/47	21,816,309	3,443,704
Ser. 15-88, Class QI, IO, 4.00%, 10/25/44	14,859,891	2,274,987
Ser. 13-41, Class IP, IO, 4.00%, 5/25/43	26,512,580	4,187,132
Ser. 13-115, Class CI, IO, 4.00%, 2/25/43	21,554,704	2,749,561
Ser. 13-44, Class PI, IO, 4.00%, 1/25/43	9,716,795	1,407,797
Ser. 13-60, Class IP, IO, 4.00%, 10/25/42	11,343,558	1,784,852
Ser. 405, Class 2, IO, 4.00%, 10/25/40	172,822	35,377
Ser. 16-70, Class QI, IO, 3.50%, 10/25/46	56,677,204	8,798,002
Ser. 13-18, Class IN, IO, 3.50%, 3/25/43	36,959,594	5,035,467
Ser. 13-70, Class CI, IO, 3.50%, 1/25/43	9,786,114	997,910
Ser. 13-49, Class IP, IO, 3.50%, 12/25/42	26,925,424	2,819,092
Ser. 13-40, Class YI, IO, 3.50%, 6/25/42	25,176,537	3,232,628
Ser. 12-123, Class DI, IO, 3.50%, 5/25/41	35,149,771	5,113,554
Ser. 12-151, Class PI, IO, 3.00%, 1/25/43	47,971,529	5,089,395
Ser. 12-145, Class TI, IO, 3.00%, 11/25/42	16,990,133	1,151,948
Ser. 13-35, Class IP, IO, 3.00%, 6/25/42	12,000,090	928,543

Diversified Income Trust 27

	Principal
MORTGAGE-BACKED SECURITIES (43.2%)* cont.	amount	Value
Agency collateralized mortgage obligations cont.
Federal National Mortgage Association
Ser. 13-35, Class PI, IO, 3.00%, 2/25/42	$35,273,505	$2,671,933
Ser. 13-53, Class JI, IO, 3.00%, 12/25/41	23,208,841	2,240,442
Ser. 13-30, Class IP, IO, 3.00%, 10/25/41	19,271,747	1,250,736
FRB Ser. 01-50, Class B1, IO, 0.403%, 10/25/41 W	222,534	2,643
FRB Ser. 02-W8, Class 1, IO, 0.302%, 6/25/42 W	7,944,567	94,342
Ser. 99-51, Class N, PO, zero %, 9/17/29	55,426	47,112
Federal National Mortgage Association Grantor Trust
Ser. 98-T2, Class A4, IO, 6.50%, 10/25/36	29,753	4,083
Ser. 00-T6, IO, 0.714%, 11/25/40 W	5,427,316	115,330
Government National Mortgage Association
Ser. 17-52, Class DI, IO, 5.50%, 4/20/47	15,389,110	3,135,531
Ser. 17-38, Class DI, IO, 5.00%, 3/16/47	13,487,577	2,792,873
Ser. 16-126, Class PI, IO, 5.00%, 2/20/46	25,891,378	5,423,985
Ser. 14-132, IO, 5.00%, 9/20/44	17,538,963	3,457,094
Ser. 14-163, Class NI, IO, 5.00%, 2/20/44	18,486,846	3,432,989
Ser. 14-4, Class PI, IO, 5.00%, 12/16/43	11,197,806	2,117,057
Ser. 14-25, Class MI, IO, 5.00%, 11/20/43	12,772,563	2,286,544
Ser. 13-3, Class IT, IO, 5.00%, 1/20/43	6,786,470	1,428,464
Ser. 13-6, Class IC, IO, 5.00%, 1/20/43	5,631,163	1,164,524
Ser. 12-146, IO, 5.00%, 12/20/42	12,148,130	2,542,604
Ser. 13-6, Class CI, IO, 5.00%, 12/20/42	4,092,600	750,910
Ser. 13-130, Class IB, IO, 5.00%, 12/20/40	5,836,946	363,583
Ser. 13-16, Class IB, IO, 5.00%, 10/20/40	1,620,059	120,921
Ser. 11-41, Class BI, IO, 5.00%, 5/20/40	4,272,247	303,289
Ser. 10-35, Class UI, IO, 5.00%, 3/20/40	20,090,931	4,197,518
Ser. 10-20, Class UI, IO, 5.00%, 2/20/40	15,319,260	3,198,968
Ser. 10-9, Class UI, IO, 5.00%, 1/20/40	74,916,100	16,505,665
Ser. 09-121, Class UI, IO, 5.00%, 12/20/39	46,632,297	9,805,373
Ser. 15-105, Class LI, IO, 5.00%, 10/20/39	23,780,415	4,945,613
Ser. 15-79, Class GI, IO, 5.00%, 10/20/39	21,146,019	4,616,271
IFB Ser. 13-129, Class SN, IO (-1 x 1 Month US LIBOR) + 6.15%,
4.914%, 9/20/43	11,655,596	1,813,844
IFB Ser. 10-20, Class SC, IO (-1 x 1 Month US LIBOR) + 6.15%,
4.914%, 2/20/40	9,157,958	1,537,529
IFB Ser. 13-99, Class VS, IO (-1 x 1 Month US LIBOR) + 6.10%,
4.866%, 7/16/43	12,987,572	2,042,945
IFB Ser. 16-77, Class SC, IO (-1 x 1 Month US LIBOR) + 6.10%,
4.864%, 10/20/45	34,032,543	6,367,254
IFB Ser. 14-58, Class SA, IO (-1 x 1 Month US LIBOR) + 6.10%,
4.864%, 4/20/44	13,772,043	2,243,337
IFB Ser. 14-60, Class SE, IO (-1 x 1 Month US LIBOR) + 6.10%,
4.864%, 4/20/44	20,317,133	3,147,510
IFB Ser. 14-46, Class SA, IO (-1 x 1 Month US LIBOR) + 6.10%,
4.864%, 3/20/44	22,182,225	3,610,677
IFB Ser. 13-182, Class SY, IO (-1 x 1 Month US LIBOR) + 6.10%,
4.864%, 12/20/43	13,586,662	2,662,741
Ser. 16-17, Class IA, IO, 4.50%, 3/20/45	29,820,114	5,904,532
Ser. 13-182, Class IQ, IO, 4.50%, 12/16/43	18,970,306	3,770,348
Ser. 13-34, Class IH, IO, 4.50%, 3/20/43	20,474,926	3,894,925

28 Diversified Income Trust

	Principal
MORTGAGE-BACKED SECURITIES (43.2%)* cont.	amount	Value
Agency collateralized mortgage obligations cont.
Government National Mortgage Association
Ser. 13-183, Class JI, IO, 4.50%, 2/16/43	$19,015,472	$2,376,173
Ser. 14-108, Class IP, IO, 4.50%, 12/20/42	4,845,069	772,207
Ser. 17-42, Class IC, IO, 4.50%, 8/20/41	24,875,046	4,889,618
Ser. 11-140, Class BI, IO, 4.50%, 12/20/40	1,728,433	131,271
Ser. 13-167, IO, 4.50%, 9/20/40	10,001,829	1,788,045
Ser. 10-35, Class AI, IO, 4.50%, 3/20/40	12,074,986	2,361,022
Ser. 10-35, Class QI, IO, 4.50%, 3/20/40	29,220,739	5,513,661
Ser. 10-20, Class BI, IO, 4.50%, 2/16/40	24,063,941	5,023,348
Ser. 10-9, Class QI, IO, 4.50%, 1/20/40	18,376,654	3,496,600
Ser. 14-71, Class PI, IO, 4.50%, 12/20/39	25,301,695	4,085,718
Ser. 10-168, Class PI, IO, 4.50%, 11/20/39	6,836,113	629,948
Ser. 10-158, Class IP, IO, 4.50%, 6/20/39	8,514,372	605,968
Ser. 10-98, Class PI, IO, 4.50%, 10/20/37	339,328	1,537
IFB Ser. 14-119, Class SA, IO (-1 x 1 Month US LIBOR) + 5.60%,
4.364%, 8/20/44	35,812,678	5,550,965
Ser. 16-138, Class DI, IO, 4.00%, 10/20/46	28,594,506	4,847,627
Ser. 15-60, Class PI, IO, 4.00%, 4/20/45	16,526,014	3,077,970
Ser. 15-89, Class IP, IO, 4.00%, 2/20/45	57,665,208	8,754,732
Ser. 15-64, Class YI, IO, 4.00%, 11/20/44	33,312,804	5,534,256
Ser. 15-79, Class MI, IO, 4.00%, 5/20/44	13,092,461	1,982,460
Ser. 14-4, Class BI, IO, 4.00%, 1/20/44	16,723,733	3,520,766
Ser. 14-4, Class IC, IO, 4.00%, 1/20/44	15,225,351	2,650,694
Ser. 14-163, Class PI, IO, 4.00%, 10/20/43	16,764,986	1,783,161
Ser. 13-165, Class IL, IO, 4.00%, 3/20/43	10,001,421	1,718,744
Ser. 13-27, Class IJ, IO, 4.00%, 2/20/43	10,947,171	1,950,786
Ser. 13-24, Class PI, IO, 4.00%, 11/20/42	6,041,558	947,386
Ser. 12-106, Class QI, IO, 4.00%, 7/20/42	18,794,335	2,997,302
Ser. 12-56, Class IB, IO, 4.00%, 4/20/42	6,726,882	1,193,194
Ser. 12-8, Class PI, IO, 4.00%, 5/20/41	23,024,453	3,276,389
Ser. 16-156, Class PI, IO, 3.50%, 11/20/46	53,547,345	6,820,379
Ser. 17-17, Class DI, IO, 3.50%, 9/20/43	20,409,331	2,357,839
Ser. 13-102, Class IP, IO, 3.50%, 6/20/43	13,244,383	1,329,180
Ser. 13-76, IO, 3.50%, 5/20/43	35,831,613	5,393,016
Ser. 15-168, Class IG, IO, 3.50%, 3/20/43	27,464,073	3,918,080
Ser. 13-28, IO, 3.50%, 2/20/43	10,025,461	1,320,150
Ser. 13-54, Class JI, IO, 3.50%, 2/20/43	22,600,834	3,437,813
Ser. 13-37, Class JI, IO, 3.50%, 1/20/43	20,473,931	3,147,048
Ser. 13-27, Class PI, IO, 3.50%, 12/20/42	15,462,375	2,360,486
Ser. 12-140, Class IC, IO, 3.50%, 11/20/42	38,686,976	7,841,966
Ser. 12-128, Class IA, IO, 3.50%, 10/20/42	30,491,393	5,974,118
Ser. 12-92, Class AI, IO, 3.50%, 4/20/42	15,149,493	1,337,094
Ser. 14-62, Class CI, IO, 3.50%, 2/20/42	23,339,491	2,342,608
Ser. 13-37, Class LI, IO, 3.50%, 1/20/42	28,615,746	3,619,377
Ser. 15-131, Class BI, IO, 3.50%, 6/20/41	36,075,498	3,878,116
Ser. 15-52, Class KI, IO, 3.50%, 11/20/40	41,466,085	5,488,036
Ser. 15-17, Class LI, IO, 3.50%, 5/16/40	30,319,865	3,180,554
Ser. 13-79, Class XI, IO, 3.50%, 11/20/39	34,529,792	4,403,926
Ser. 15-134, Class LI, IO, 3.50%, 5/20/39	23,212,913	2,466,372

Diversified Income Trust 29

	Principal
MORTGAGE-BACKED SECURITIES (43.2%)* cont.	amount	Value
Agency collateralized mortgage obligations cont.
Government National Mortgage Association
Ser. 12-48, Class AI, IO, 3.50%, 2/20/36	$13,076,123	$1,314,354
Ser. 13-37, Class UI, IO, 3.00%, 2/20/42	18,496,833	2,247,735
Ser. 13-41, Class MI, IO, 3.00%, 11/20/41	16,948,819	1,905,386
Ser. 17-H03, Class EI, IO, 2.38%, 1/20/67 W	30,363,686	4,668,417
Ser. 16-H04, Class HI, IO, 2.365%, 7/20/65 W	65,193,981	7,119,183
Ser. 16-H23, Class NI, IO, 2.337%, 10/20/66 W	119,780,735	15,475,671
Ser. 17-H02, Class BI, IO, 2.336%, 1/20/67 W	27,145,357	3,749,588
Ser. 17-H06, Class BI, IO, 2.313%, 2/20/67 W	65,564,146	8,582,347
Ser. 16-H17, Class KI, IO, 2.281%, 7/20/66 W	32,671,239	3,798,032
Ser. 15-H15, Class BI, IO, 2.253%, 6/20/65 W	82,486,206	9,528,806
Ser. 17-H16, Class JI, IO, 2.246%, 8/20/67 W	45,045,049	6,081,082
Ser. 15-H18, Class BI, IO, 2.244%, 7/20/65 W	51,461,371	5,542,390
Ser. 16-H16, Class EI, IO, 2.237%, 6/20/66 W	46,762,461	5,648,905
Ser. 17-H08, Class NI, IO, 2.218%, 3/20/67 W	68,888,573	8,673,071
Ser. 16-H24, Class JI, IO, 2.203%, 11/20/66 W	25,033,473	3,144,830
Ser. 17-H06, Class MI, IO, 2.174%, 2/20/67 W	51,768,351	6,792,008
Ser. 17-H11, Class TI, IO, 2.143%, 4/20/67 W	35,252,388	4,413,141
Ser. 15-H20, Class BI, IO, 2.123%, 8/20/65 W	57,307,462	6,045,937
Ser. 15-H10, Class BI, IO, 2.116%, 4/20/65 W	40,232,856	4,408,113
Ser. 15-H24, Class AI, IO, 2.106%, 9/20/65 W	45,288,458	4,633,009
Ser. 17-H16, IO, 2.066%, 8/20/67 W	44,707,920	5,503,456
Ser. 17-H12, Class QI, IO, 2.056%, 5/20/67 W	58,630,182	7,797,814
Ser. 17-H11, Class DI, IO, 1.86%, 5/20/67 W	33,471,943	3,912,033
Ser. 15-H12, Class AI, IO, 1.849%, 5/20/65 W	93,318,867	9,321,342
Ser. 15-H23, Class DI, IO, 1.835%, 9/20/65 W	45,591,138	4,649,111
Ser. 15-H15, Class AI, IO, 1.80%, 6/20/65 W	51,835,367	4,841,423
FRB Ser. 15-H08, Class CI, IO, 1.788%, 3/20/65 W	74,393,885	7,224,241
Ser. 17-H09, IO, 1.778%, 4/20/67 W	51,611,176	5,883,674
Ser. 17-H06, Class DI, IO, 1.769%, 2/20/67 W	41,314,300	3,813,310
Ser. 17-H10, Class MI, IO, 1.749%, 4/20/67 W	105,302,935	11,025,217
Ser. 15-H23, Class BI, IO, 1.726%, 9/20/65 W	84,806,633	7,513,868
Ser. 15-H03, Class CI, IO, 1.712%, 1/20/65 W	78,890,464	7,348,094
Ser. 14-H25, Class BI, IO, 1.679%, 12/20/64 W	56,258,118	4,888,830
Ser. 16-H14, IO, 1.67%, 6/20/66 W	60,993,978	5,062,500
Ser. 16-H12, Class AI, IO, 1.652%, 7/20/65 W	64,618,946	5,730,796
Ser. 16-H18, IO, 1.642%, 8/20/66 W	69,230,855	4,984,622
Ser. 16-H06, Class CI, IO, 1.593%, 2/20/66 W	50,838,759	3,940,004
Ser. 15-H01, Class BI, IO, 1.565%, 1/20/65 W	49,996,299	3,724,724
Ser. 17-H03, Class HI, IO, 1.547%, 1/20/67 W	83,970,491	7,137,492
Ser. 12-H29, Class AI, IO, 1.482%, 10/20/62 W	34,141,569	1,570,512
Ser. 12-H29, Class FI, IO, 1.482%, 10/20/62 W	34,141,569	1,570,512
Ser. 14-H06, Class BI, IO, 1.478%, 2/20/64 W	52,205,740	3,132,344
Ser. 06-36, Class OD, PO, zero %, 7/16/36	13,573	11,452
Ser. 06-64, PO, zero %, 4/16/34	7,763	7,710
		631,906,551

30 Diversified Income Trust

	Principal
MORTGAGE-BACKED SECURITIES (43.2%)* cont.	amount	Value
Commercial mortgage-backed securities (14.0%)
Banc of America Commercial Mortgage Trust 144A FRB Ser. 07-5,
Class XW, IO, 0.252%, 2/10/51 W	$58,308,993	$3,452
Banc of America Merrill Lynch Commercial Mortgage, Inc.
FRB Ser. 05-1, Class B, 5.688%, 11/10/42 W	6,042,173	4,855,067
FRB Ser. 05-1, Class C, 5.688%, 11/10/42 W	8,629,000	3,453,930
Bear Stearns Commercial Mortgage Securities Trust
FRB Ser. 07-T26, Class AJ, 5.566%, 1/12/45 W	6,894,000	6,750,679
Ser. 05-PWR7, Class D, 5.304%, 2/11/41 W	4,190,000	4,151,368
Ser. 05-PWR7, Class C, 5.235%, 2/11/41 W	4,945,000	4,941,044
Ser. 05-PWR7, Class B, 5.214%, 2/11/41 W	5,454,629	5,449,175
Bear Stearns Commercial Mortgage Securities Trust 144A
FRB Ser. 07-T28, Class D, 6.122%, 9/11/42 W	4,680,000	4,677,727
FRB Ser. 06-PW11, Class C, 5.286%, 3/11/39 (In default) † W	8,260,000	3,355,047
CD Mortgage Trust 144A FRB Ser. 07-CD5, Class XS, IO,
zero %, 11/15/44 W	22,726,016	216
CFCRE Commercial Mortgage Trust 144A FRB Ser. 11-C2, Class E,
5.945%, 12/15/47 W	13,980,000	14,110,450
Citigroup Commercial Mortgage Trust FRB Ser. 06-C4, Class B,
6.25%, 3/15/49 W	991,441	986,999
Citigroup Commercial Mortgage Trust 144A FRB Ser. 14-GC21,
Class D, 4.996%, 5/10/47 W	7,280,000	6,481,770
COBALT CMBS Commercial Mortgage Trust FRB Ser. 07-C3,
Class AJ, 6.049%, 5/15/46 W	11,657,502	11,832,613
COMM Mortgage Pass-Through Certificates 144A FRB Ser. 12-CR3,
Class E, 4.919%, 10/15/45 W	8,233,000	7,170,449
COMM Mortgage Trust 144A
FRB Ser. 14-CR18, Class D, 4.893%, 7/15/47 W	19,499,000	16,962,609
FRB Ser. 13-CR9, Class D, 4.396%, 7/10/45 W	5,143,000	4,475,891
Ser. 12-LC4, Class E, 4.25%, 12/10/44	10,009,000	7,947,456
Ser. 13-LC13, Class E, 3.719%, 8/10/46 W	11,140,000	7,491,728
Ser. 14-CR18, Class E, 3.60%, 7/15/47	11,801,000	7,498,119
Credit Suisse Commercial Mortgage Trust FRB Ser. 06-C5, Class AX,
IO, 0.867%, 12/15/39 W	23,201,632	116,008
Credit Suisse Commercial Mortgage Trust 144A FRB Ser. 08-C1,
Class AJ, 6.514%, 2/15/41 W	10,825,000	8,660,000
Credit Suisse First Boston Mortgage Securities Corp. Ser. 05-C3,
Class B, 4.882%, 7/15/37	3,348,751	3,341,384
Crest, Ltd. 144A Ser. 03-2A, Class E2, 8.00%, 12/28/38
(Cayman Islands)	5,017,265	5,137,945
CSAIL Commercial Mortgage Trust 144A FRB Ser. 15-C1, Class D,
3.945%, 4/15/50 W	11,242,000	9,850,814
GMAC Commercial Mortgage Securities, Inc. Trust Ser. 04-C3,
Class B, 4.965%, 12/10/41	425,867	432,059
GS Mortgage Securities Corp. II 144A
FRB Ser. 13-GC10, Class D, 4.41%, 2/10/46 W	1,693,000	1,600,369
FRB Ser. 05-GG4, Class XC, IO, 1.594%, 7/10/39 W	2,670,675	267
GS Mortgage Securities Trust 144A
FRB Ser. 12-GC6, Class D, 5.841%, 1/10/45 W	1,316,248	1,263,598
Ser. 11-GC3, Class E, 5.00%, 3/10/44 W	8,510,000	7,894,872

Diversified Income Trust 31

	Principal
MORTGAGE-BACKED SECURITIES (43.2%)* cont.	amount	Value
Commercial mortgage-backed securities cont.
JPMBB Commercial Mortgage Securities Trust 144A
FRB Ser. 14-C18, Class D, 4.974%, 2/15/47 W	$3,108,000	$2,766,397
FRB Ser. 14-C18, Class E, 4.474%, 2/15/47 W	7,852,000	5,647,724
FRB Ser. 14-C25, Class D, 4.095%, 11/15/47 W	7,247,000	6,015,706
FRB Ser. 14-C26, Class D, 4.068%, 1/15/48 W	14,061,000	11,349,640
Ser. 14-C25, Class E, 3.332%, 11/15/47 W	15,725,000	9,587,218
JPMorgan Chase Commercial Mortgage Securities Trust
FRB Ser. 07-CB20, Class AJ, 6.456%, 2/12/51 W	58,859	58,859
FRB Ser. 06-LDP7, Class B, 6.138%, 4/17/45 W	9,729,000	1,459,350
JPMorgan Chase Commercial Mortgage Securities Trust 144A
FRB Ser. 07-CB20, Class B, 6.556%, 2/12/51 W	5,816,000	5,875,323
FRB Ser. 07-CB20, Class C, 6.556%, 2/12/51 W	8,098,000	7,936,040
FRB Ser. 11-C3, Class E, 5.802%, 2/15/46 W	6,022,000	6,030,063
FRB Ser. 12-C8, Class E, 4.807%, 10/15/45 W	1,151,999	1,100,677
Ser. 13-C13, Class E, 3.986%, 1/15/46 W	7,160,000	5,569,112
FRB Ser. 13-LC11, Class E, 3.25%, 4/15/46 W	9,312,000	6,585,186
LB Commercial Mortgage Trust 144A Ser. 99-C1, Class G,
6.41%, 6/15/31	940,284	954,371
LB-UBS Commercial Mortgage Trust
Ser. 06-C6, Class D, 5.502%, 9/15/39 (In default) † W	3,660,000	206,058
FRB Ser. 06-C6, Class C, 5.482%, 9/15/39 (In default) † W	25,155,000	2,258,164
LSTAR Commercial Mortgage Trust 144A FRB Ser. 15-3, Class C,
3.328%, 4/20/48 W	9,081,000	8,033,597
Merrill Lynch Mortgage Trust
FRB Ser. 08-C1, Class AJ, 6.665%, 2/12/51 W	2,001,000	2,025,012
Ser. 04-KEY2, Class D, 5.046%, 8/12/39 W	1,875,698	1,859,701
Mezz Cap Commercial Mortgage Trust 144A
FRB Ser. 04-C1, Class X, IO, 9.321%, 1/15/37 W	146,185	5,116
FRB Ser. 07-C5, Class X, IO, 6.171%, 12/15/49 W	1,843,711	64,530
Morgan Stanley Bank of America Merrill Lynch Trust 144A
Ser. 14-C17, Class D, 4.854%, 8/15/47 W	24,888,000	21,104,345
FRB Ser. 12-C6, Class G, 4.50%, 11/15/45 W	4,901,000	3,481,793
Ser. 14-C15, Class F, 4.00%, 4/15/47	8,998,000	6,365,331
Ser. 13-C13, Class F, 3.707%, 11/15/46	7,659,000	5,234,357
Ser. 14-C17, Class E, 3.50%, 8/15/47	14,427,000	9,301,462
Ser. 14-C18, Class D, 3.389%, 10/15/47	13,077,440	9,343,425
Ser. 15-C24, Class D, 3.257%, 5/15/48	17,620,000	12,798,021
Morgan Stanley Capital I Trust
Ser. 07-HQ11, Class C, 5.558%, 2/12/44 W	21,393,000	4,429,635
Ser. 06-HQ10, Class B, 5.448%, 11/12/41 W	5,560,000	5,282,293
Morgan Stanley Capital I Trust 144A
FRB Ser. 08-T29, Class D, 6.498%, 1/11/43 W	7,857,000	7,833,429
FRB Ser. 08-T29, Class F, 6.498%, 1/11/43 W	7,212,000	6,912,702
FRB Ser. 04-RR, Class F7, 6.00%, 4/28/39 W	3,218,707	3,192,506
FRB Ser. 12-C4, Class E, 5.601%, 3/15/45 W	3,991,000	3,627,260
STRIPS CDO 144A Ser. 03-1A, Class N, IO, 5.00%, 3/24/18
(Cayman Islands) W	1,590,000	26,871
TIAA Real Estate CDO, Ltd. 144A Ser. 03-1A, Class E,
8.00%, 12/28/38	4,522,983	316,609

32 Diversified Income Trust

	Principal
MORTGAGE-BACKED SECURITIES (43.2%)* cont.	amount	Value
Commercial mortgage-backed securities cont.
UBS-Barclays Commercial Mortgage Trust 144A
Ser. 12-C2, Class F, 5.00%, 5/10/63 W	$6,847,000	$4,502,259
Ser. 13-C6, Class E, 3.50%, 4/10/46	18,360,000	13,414,018
Wachovia Bank Commercial Mortgage Trust
FRB Ser. 06-C26, Class AJ, 6.23%, 6/15/45 W	13,286,356	9,964,767
FRB Ser. 05-C21, Class D, 5.468%, 10/15/44 W	17,760,000	17,679,547
FRB Ser. 07-C34, IO, 0.328%, 5/15/46 W	16,538,573	33,077
Wells Fargo Commercial Mortgage Trust 144A
Ser. 12-LC5, Class E, 4.78%, 10/15/45 W	5,480,000	4,484,651
FRB Ser. 13-LC12, Class D, 4.43%, 7/15/46 W	14,132,111	13,185,599
Ser. 14-LC16, Class D, 3.938%, 8/15/50	11,962,000	9,601,040
Ser. 13-LC12, Class E, 3.50%, 7/15/46	15,829,000	10,829,062
WF-RBS Commercial Mortgage Trust 144A
FRB Ser. 11-C5, Class E, 5.861%, 11/15/44 W	508,000	522,342
FRB Ser. 14-C19, Class E, 5.137%, 3/15/47 W	6,483,000	4,759,073
Ser. 12-C6, Class E, 5.00%, 4/15/45 W	7,840,000	6,463,641
Ser. 11-C3, Class E, 5.00%, 3/15/44 W	8,644,000	7,611,025
FRB Ser. 13-C15, Class D, 4.628%, 8/15/46 W	22,039,996	19,021,519
FRB Ser. 13-UBS1, Class E, 4.627%, 3/15/46 W	8,576,000	6,561,223
FRB Ser. 12-C10, Class D, 4.593%, 12/15/45 W	17,626,000	15,659,599
Ser. 14-C19, Class D, 4.234%, 3/15/47	2,836,000	2,458,789
Ser. 13-C12, Class E, 3.50%, 3/15/48	15,114,000	11,096,850
		503,379,069
Residential mortgage-backed securities (non-agency) (11.6%)
BCAP, LLC Trust 144A
FRB Ser. 11-RR3, Class 3A6, 3.194%, 11/27/36 W	11,493,417	9,079,800
FRB Ser. 12-RR5, Class 4A8, 1 Month US LIBOR + 0.17%,
1.404%, 6/26/35	5,951,398	5,864,693
Bear Stearns Alt-A Trust FRB Ser. 05-7, Class 21A1,
3.621%, 9/25/35 W	4,336,378	4,356,221
Bear Stearns Asset Backed Securities I Trust FRB Ser. 04-FR3,
Class M6, 1 Month US LIBOR + 3.25%, 6.112%, 9/25/34	256,410	111,376
Bear Stearns Mortgage Funding Trust FRB Ser. 06-AR2, Class 2A1,
1 Month US LIBOR + 0.23%, 1.467%, 9/25/46	8,148,228	7,538,700
Bellemeade Re Ltd. 144A FRB Ser. 15-1A, Class M2, 1 Month
US LIBOR + 4.30%, 5.537%, 7/25/25 (Bermuda)	9,357,224	9,547,455
Citigroup Mortgage Loan Trust, Inc.
FRB Ser. 07-AMC3, Class A2D, 1 Month US LIBOR + 0.35%,
1.587%, 3/25/37	12,349,092	10,310,749
FRB Ser. 07-AMC3, Class A2B, 1 Month US LIBOR + 0.18%,
1.417%, 3/25/37	1,704,152	1,401,103
Countrywide Alternative Loan Trust
FRB Ser. 06-OA7, Class 1A1, 2.383%, 6/25/46 W	4,166,355	3,749,719
FRB Ser. 06-OA7, Class 1A2, 1 Month US LIBOR + 0.94%,
1.829%, 6/25/46	15,571,494	13,391,485
FRB Ser. 05-38, Class A3, 1 Month US LIBOR + 0.35%,
1.587%, 9/25/35	35,852,284	33,533,921
FRB Ser. 05-59, Class 1A1, 1 Month US LIBOR + 0.33%,
1.566%, 11/20/35	30,592,956	28,790,392

Diversified Income Trust 33

	Principal
MORTGAGE-BACKED SECURITIES (43.2%)* cont.	amount	Value
Residential mortgage-backed securities (non-agency) cont.
Countrywide Alternative Loan Trust
FRB Ser. 06-OA10, Class 2A1, 1 Month US LIBOR + 0.19%,
1.427%, 8/25/46	$5,618,604	$4,494,883
FRB Ser. 06-OA10, Class 3A1, 1 Month US LIBOR + 0.19%,
1.427%, 8/25/46	3,767,662	3,042,387
FRB Ser. 06-OA10, Class 4A1, 1 Month US LIBOR + 0.19%,
1.427%, 8/25/46	12,005,602	10,084,706
Federal Home Loan Mortgage Corporation
Structured Agency Credit Risk Debt FRN Ser. 15-DN1, Class B,
1 Month US LIBOR + 11.50%, 12.737%, 1/25/25	7,605,381	10,186,106
Structured Agency Credit Risk Debt FRN Ser. 16-DNA2, Class B,
1 Month US LIBOR + 10.50%, 11.737%, 10/25/28	3,472,399	4,261,686
Structured Agency Credit Risk Debt FRN Ser. 15-HQA2, Class B,
1 Month US LIBOR + 10.50%, 11.737%, 5/25/28	8,218,074	10,232,164
Structured Agency Credit Risk Debt FRN Ser. 16-DNA1, Class B,
1 Month US LIBOR + 10.00%, 11.237%, 7/25/28	765,694	907,641
Structured Agency Credit Risk Debt FRN Ser. 15-DNA3, Class B,
1 Month US LIBOR + 9.35%, 10.587%, 4/25/28	11,970,757	14,359,301
Structured Agency Credit Risk Debt FRN Ser. 15-DNA2, Class B,
1 Month US LIBOR + 7.55%, 8.787%, 12/25/27	11,453,302	12,764,567
Structured Agency Credit Risk Debt FRN Ser. 17-DNA2, Class B1,
1 Month US LIBOR + 5.15%, 6.387%, 10/25/29	5,060,000	5,308,125
Structured Agency Credit Risk Debt FRN Ser. 16-HQA2, Class M3,
1 Month US LIBOR + 5.15%, 6.387%, 11/25/28	2,950,000	3,379,183
Structured Agency Credit Risk Debt FRN Ser. 17-DNA1, Class B1,
1 Month US LIBOR + 4.95%, 6.187%, 7/25/29	3,062,000	3,192,030
FRB Ser. 17-HQA1, Class M2, 1 Month US LIBOR + 3.55%,
4.787%, 8/25/29	1,528,000	1,610,299
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 16-C02, Class 1B,
1 Month US LIBOR + 12.25%, 13.487%, 9/25/28	13,994,953	18,204,750
Connecticut Avenue Securities FRB Ser. 16-C03, Class 1B,
1 Month US LIBOR + 11.75%, 12.987%, 10/25/28	7,745,000	10,247,244
Connecticut Avenue Securities FRB Ser. 16-C01, Class 1B,
1 Month US LIBOR + 11.75%, 12.987%, 8/25/28	11,783,806	14,909,302
Connecticut Avenue Securities FRB Ser. 16-C03, Class 2M2,
1 Month US LIBOR + 5.90%, 7.137%, 10/25/28	9,077,000	10,390,204
Connecticut Avenue Securities FRB Ser. 15-C04, Class 1M2,
1 Month US LIBOR + 5.70%, 6.937%, 4/25/28	26,931,500	30,276,158
Connecticut Avenue Securities FRB Ser. 17-C02, Class 2B1,
1 Month US LIBOR + 5.50%, 6.737%, 9/25/29	3,450,000	3,549,153
Connecticut Avenue Securities FRB Ser. 16-C03, Class 1M2,
1 Month US LIBOR + 5.30%, 6.537%, 10/25/28	4,103,000	4,663,467
Connecticut Avenue Securities FRB Ser. 15-C03, Class 1M2,
1 Month US LIBOR + 5.00%, 6.237%, 7/25/25	17,118,984	18,759,621
Connecticut Avenue Securities FRB Ser. 15-C03, Class 2M2,
1 Month US LIBOR + 5.00%, 6.237%, 7/25/25	9,063,765	9,829,994
Connecticut Avenue Securities FRB Ser. 17-C03, Class 1B1,
1 Month US LIBOR + 4.85%, 6.087%, 10/25/29	5,357,000	5,512,423
Connecticut Avenue Securities FRB Ser. 15-C01, Class 2M2,
1 Month US LIBOR + 4.55%, 5.787%, 2/25/25	5,326,546	5,680,649

34 Diversified Income Trust

	Principal
MORTGAGE-BACKED SECURITIES (43.2%)* cont.	amount	Value
Residential mortgage-backed securities (non-agency) cont.
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 16-C05, Class 2M2,
1 Month US LIBOR + 4.45%, 5.687%, 1/25/29	$1,010,000	$1,106,165
Connecticut Avenue Securities FRB Ser. 16-C07, Class 2M2,
1 Month US LIBOR + 4.35%, 5.587%, 5/25/29	3,300,000	3,584,252
Connecticut Avenue Securities FRB Ser. 15-C01, Class 1M2,
1 Month US LIBOR + 4.30%, 5.537%, 2/25/25	5,972,169	6,392,158
Connecticut Avenue Securities FRB Ser. 16-C06, Class 1M2,
1 Month US LIBOR + 4.25%, 5.487%, 4/25/29	510,000	561,475
Connecticut Avenue Securities FRB Ser. 16-C04, Class 1M2,
1 Month US LIBOR + 4.25%, 5.487%, 1/25/29	1,680,000	1,840,453
Connecticut Avenue Securities FRB Ser. 15-C02, Class 1M2,
1 Month US LIBOR + 4.00%, 5.237%, 5/25/25	1,767,755	1,882,811
Connecticut Avenue Securities FRB Ser. 15-C02, Class 2M2,
1 Month US LIBOR + 4.00%, 5.237%, 5/25/25	3,017,958	3,186,583
Connecticut Avenue Securities FRB Ser. 17-C02, Class 2M2,
1 Month US LIBOR + 3.65%, 4.887%, 9/25/29	1,640,000	1,734,849
Connecticut Avenue Securities FRB Ser. 17-C05, Class 1B1,
1 Month US LIBOR + 3.60%, 4.837%, 1/25/30	4,270,000	3,976,937
Connecticut Avenue Securities FRB Ser. 17-C01, Class 1M2,
1 Month US LIBOR + 3.55%, 4.787%, 7/25/29	3,027,000	3,195,321
Connecticut Avenue Securities FRB Ser. 14-C03, Class 1M2,
1 Month US LIBOR + 3.00%, 4.237%, 7/25/24	2,097,000	2,204,715
Connecticut Avenue Securities FRB Ser. 17-C06, Class 2M2,
1 Month US LIBOR + 2.80%, 4.037%, 2/25/30	4,820,000	4,855,186
Connecticut Avenue Securities FRB Ser. 14-C02, Class 1M2,
1 Month US LIBOR + 2.60%, 3.837%, 5/25/24	877,000	913,468
Federal National Mortgage Association 144A Connecticut Avenue
Securities FRB Ser. 17-C01, Class 1B1, 1 Month US LIBOR + 5.75%,
6.987%, 7/25/29	4,310,000	4,775,719
GSAA Home Equity Trust FRB Ser. 06-8, Class 2A2, 1 Month
US LIBOR + 0.18%, 1.417%, 5/25/36	13,130,665	6,930,627
Structured Asset Mortgage Investments II Trust FRB Ser. 06-AR7,
Class A1A, 1 Month US LIBOR + 0.21%, 1.447%, 8/25/36	3,238,398	2,752,638
WaMu Mortgage Pass-Through Certificates Trust
FRB Ser. 05-AR10, Class 1A3, 3.278%, 9/25/35 W	8,525,556	8,777,809
FRB Ser. 05-AR13, Class A1C3, 1 Month US LIBOR + 0.49%,
1.727%, 10/25/45	12,942,480	12,665,052
FRB Ser. 05-AR19, Class A1C4, 1 Month US LIBOR + 0.40%,
1.637%, 12/25/45	3,798,109	3,677,519
		418,535,394
Total mortgage-backed securities (cost $1,607,974,044)		$1,553,821,014

	Principal
CORPORATE BONDS AND NOTES (30.0%)*	amount	Value
Basic materials (4.0%)
A Schulman, Inc. company guaranty sr. unsec. unsub. notes
6.875%, 6/1/23	$1,500,000	$1,556,250
AK Steel Corp. company guaranty sr. unsec. notes
6.375%, 10/15/25	995,000	982,563

Diversified Income Trust 35

		Principal
CORPORATE BONDS AND NOTES (30.0%)* cont.		amount	Value
Basic materials cont.
Allegheny Technologies, Inc. sr. unsec. unsub. notes
9.375%, 6/1/19		$2,925,000	$3,195,563
Allegheny Technologies, Inc. sr. unsec. unsub. notes
7.875%, 8/15/23		308,000	333,795
Allegheny Technologies, Inc. sr. unsec. unsub. notes
5.95%, 1/15/21		515,000	525,300
Alpha 3 BV/Alpha US Bidco, Inc. 144A company guaranty sr. unsec.
notes 6.25%, 2/1/25 (Netherlands)		2,980,000	3,032,150
ArcelorMittal SA sr. unsec. unsub. bonds 6.125%, 6/1/25 (France)		1,760,000	2,024,000
ArcelorMittal SA sr. unsec. unsub. notes 7.50%, 10/15/39 (France)		1,064,000	1,276,800
Axalta Coating Systems, LLC 144A company guaranty sr. unsec.
unsub. notes 4.875%, 8/15/24		1,865,000	1,944,263
Beacon Roofing Supply, Inc. company guaranty sr. unsec. unsub.
notes 6.375%, 10/1/23		2,021,000	2,152,365
Big River Steel, LLC/BRS Finance Corp. 144A company guaranty sr.
notes 7.25%, 9/1/25		2,710,000	2,875,310
Blue Cube Spinco, Inc. company guaranty sr. unsec. unsub. notes
9.75%, 10/15/23		1,316,000	1,598,940
BMC East, LLC 144A company guaranty sr. notes 5.50%, 10/1/24		2,570,000	2,679,225
Boise Cascade Co. 144A company guaranty sr. unsec. notes
5.625%, 9/1/24		3,612,000	3,797,115
Builders FirstSource, Inc. 144A company guaranty sr. unsec. notes
10.75%, 8/15/23		2,698,000	3,082,465
Builders FirstSource, Inc. 144A company guaranty sr. unsub. notes
5.625%, 9/1/24		1,900,000	2,009,250
BWAY Holding Co. 144A sr. notes 5.50%, 4/15/24		2,020,000	2,110,900
BWAY Holding Co. 144A sr. unsec. notes 7.25%, 4/15/25		5,314,000	5,473,420
Cemex Finance, LLC 144A company guaranty sr. notes 9.375%,
10/12/22 (Mexico)		955,000	1,002,750
Cemex Finance, LLC 144A company guaranty sr. notes 6.00%,
4/1/24 (Mexico)		2,200,000	2,337,522
Cemex SAB de CV 144A company guaranty sr. notes 6.125%,
5/5/25 (Mexico)		800,000	861,000
CF Industries, Inc. company guaranty sr. unsec. bonds
4.95%, 6/1/43		1,320,000	1,224,300
Chemours Co. (The) company guaranty sr. unsec. notes
5.375%, 5/15/27		1,624,000	1,684,900
Chemours Co. (The) company guaranty sr. unsec. unsub. notes
7.00%, 5/15/25		2,313,000	2,561,648
Compass Minerals International, Inc. 144A company guaranty sr.
unsec. notes 4.875%, 7/15/24		4,364,000	4,287,630
Constellium NV company guaranty sr. unsec. sub. notes Ser. REGS,
7.00%, 1/15/23 (Netherlands)	EUR	600,000	751,986
Constellium NV 144A company guaranty sr. unsec. notes 5.75%,
5/15/24 (Netherlands)		$2,370,000	2,367,038
Coveris Holdings SA 144A company guaranty sr. unsec. notes
7.875%, 11/1/19 (Luxembourg)		1,980,000	1,950,300
CPG Merger Sub, LLC 144A company guaranty sr. unsec. notes
8.00%, 10/1/21		1,596,000	1,647,870
CSTN Merger Sub, Inc. 144A company guaranty sr. notes
6.75%, 8/15/24		1,785,000	1,780,538

36 Diversified Income Trust

	Principal
CORPORATE BONDS AND NOTES (30.0%)* cont.	amount	Value
Basic materials cont.
First Quantum Minerals, Ltd. 144A company guaranty sr. unsec.
notes 7.50%, 4/1/25 (Canada)	$2,940,000	$3,009,825
First Quantum Minerals, Ltd. 144A company guaranty sr. unsec.
notes 7.25%, 4/1/23 (Canada)	460,000	474,375
First Quantum Minerals, Ltd. 144A company guaranty sr. unsec.
notes 7.25%, 5/15/22 (Canada)	1,725,000	1,765,969
First Quantum Minerals, Ltd. 144A company guaranty sr. unsec.
notes 7.00%, 2/15/21 (Canada)	2,841,000	2,919,128
Flex Acquisition Co., Inc. 144A sr. unsec. notes 6.875%, 1/15/25	3,313,000	3,439,308
Freeport-McMoRan, Inc. company guaranty sr. unsec. notes
6.875%, 2/15/23 (Indonesia)	1,943,000	2,117,870
Freeport-McMoRan, Inc. company guaranty sr. unsec. sub. notes
6.75%, 2/1/22 (Indonesia)	1,263,000	1,316,678
GCP Applied Technologies, Inc. 144A company guaranty sr. unsec.
notes 9.50%, 2/1/23	2,170,000	2,452,100
Grinding Media, Inc./Moly-Cop Altasteel, Ltd. 144A sr. sub. notes
7.375%, 12/15/23	585,000	634,725
Joseph T Ryerson & Son, Inc. 144A sr. notes 11.00%, 5/15/22	1,078,000	1,207,360
Kraton Polymers, LLC/Kraton Polymers Capital Corp. 144A
company guaranty sr. unsec. notes 10.50%, 4/15/23	2,171,000	2,480,368
Kraton Polymers, LLC/Kraton Polymers Capital Corp. 144A
company guaranty sr. unsec. notes 7.00%, 4/15/25	1,937,000	2,077,433
Louisiana-Pacific Corp. company guaranty sr. unsec. unsub. notes
4.875%, 9/15/24	645,000	664,582
Mercer International, Inc. company guaranty sr. unsec. notes
7.75%, 12/1/22 (Canada)	2,541,000	2,696,636
Mercer International, Inc. sr. unsec. notes 6.50%, 2/1/24 (Canada)	2,306,000	2,398,240
New Gold, Inc. 144A company guaranty sr. unsec. unsub. notes
6.25%, 11/15/22 (Canada)	2,813,000	2,918,488
New Gold, Inc. 144A sr. unsec. notes 6.375%, 5/15/25 (Canada)	525,000	549,938
Norbord, Inc. 144A company guaranty sr. notes 6.25%,
4/15/23 (Canada)	2,755,000	2,963,829
NOVA Chemicals Corp. 144A sr. unsec. bonds 5.25%,
6/1/27 (Canada)	2,099,000	2,119,990
NOVA Chemicals Corp. 144A sr. unsec. notes 4.875%,
6/1/24 (Canada)	1,181,000	1,195,763
Novelis Corp. 144A company guaranty sr. unsec. bonds
5.875%, 9/30/26	2,051,000	2,081,765
Novelis Corp. 144A company guaranty sr. unsec. notes
6.25%, 8/15/24	3,000,000	3,112,500
Park-Ohio Industries, Inc. company guaranty sr. unsec. notes
6.625%, 4/15/27	2,157,000	2,324,168
Platform Specialty Products Corp. 144A sr. unsec. notes
10.375%, 5/1/21	296,000	322,640
Smurfit Kappa Treasury Funding, Ltd. company guaranty sr. unsec.
unsub. notes 7.50%, 11/20/25 (Ireland)	2,446,000	2,993,293
SPCM SA 144A sr. unsec. notes 4.875%, 9/15/25 (France)	2,430,000	2,515,050
Steel Dynamics, Inc. company guaranty sr. unsec. notes
5.00%, 12/15/26	1,692,000	1,806,210
Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 10/1/24	1,985,000	2,123,950

Diversified Income Trust 37

		Principal
CORPORATE BONDS AND NOTES (30.0%)* cont.		amount	Value
Basic materials cont.
Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
5.25%, 4/15/23		$1,557,000	$1,619,280
Steel Dynamics, Inc. 144A company guaranty sr. unsec. notes
4.125%, 9/15/25		570,000	570,713
Teck Resources, Ltd. company guaranty sr. unsec. unsub. notes
4.75%, 1/15/22 (Canada)		763,000	806,636
Teck Resources, Ltd. company guaranty sr. unsec. unsub. notes
3.75%, 2/1/23 (Canada)		672,000	680,534
TMS International Corp. 144A sr. unsec. notes 7.25%, 8/15/25		2,285,000	2,336,413
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc.
144A sr. unsec. notes 5.375%, 9/1/25 (Luxembourg)		1,350,000	1,388,813
Tronox Finance PLC 144A company guaranty sr. unsec. notes
5.75%, 10/1/25 (United Kingdom)		750,000	768,750
U.S. Concrete, Inc. company guaranty sr. unsec. unsub. notes
6.375%, 6/1/24		3,050,000	3,286,375
United States Steel Corp. sr. unsec. notes 6.875%, 8/15/25		755,000	771,988
Univar USA, Inc. 144A company guaranty sr. unsec. notes
6.75%, 7/15/23		464,000	486,040
USG Corp. 144A company guaranty sr. unsec. bonds
4.875%, 6/1/27		2,224,000	2,321,300
USG Corp. 144A company guaranty sr. unsec. notes 5.50%, 3/1/25		1,858,000	1,988,060
Venator Finance SARL/Venator Materials Corp. 144A sr. unsec.
notes 5.75%, 7/15/25 (Luxembourg)		2,009,000	2,089,360
Weekley Homes, LLC/Weekley Finance Corp. sr. unsec. notes
6.00%, 2/1/23		1,745,000	1,710,100
WR Grace & Co.- Conn. 144A company guaranty sr. unsec. notes
5.625%, 10/1/24		4,003,000	4,398,296
			145,011,995
Capital goods (1.9%)
Advanced Disposal Services, Inc. 144A sr. unsec. notes
5.625%, 11/15/24		4,290,000	4,483,050
Allison Transmission, Inc. 144A company guaranty sr. unsec. notes
4.75%, 10/1/27		405,000	408,038
ARD Finance SA sr. notes 6.625% (7.375%), 9/15/23 (Luxembourg) ‡‡	EUR	600,000	757,149
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 144A
company guaranty sr. unsec. notes 7.25%, 5/15/24 (Ireland)		$3,765,000	4,127,381
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 144A
company guaranty sr. unsec. notes 6.00%, 2/15/25 (Ireland)		1,390,000	1,471,663
ATS Automation Tooling Systems, Inc. 144A sr. unsec. notes 6.50%,
6/15/23 (Canada)		1,568,000	1,640,847
Belden, Inc. 144A company guaranty sr. unsec. sub. notes
5.25%, 7/15/24		3,012,000	3,140,010
Bombardier, Inc. 144A sr. unsec. notes 8.75%, 12/1/21 (Canada)		3,190,000	3,421,275
Briggs & Stratton Corp. company guaranty sr. unsec. notes
6.875%, 12/15/20		2,780,000	3,064,950
CD&R Waterworks Merger Sub, LLC 144A sr. unsec. notes
6.125%, 8/15/25		275,000	282,219
Crown Cork & Seal Co., Inc. company guaranty sr. unsec. bonds
7.375%, 12/15/26		2,765,000	3,248,875
Gates Global, LLC/Gates Global Co. 144A company guaranty sr.
unsec. notes 6.00%, 7/15/22		6,114,000	6,266,850

38 Diversified Income Trust

		Principal
CORPORATE BONDS AND NOTES (30.0%)* cont.		amount	Value
Capital goods cont.
Great Lakes Dredge & Dock Corp. company guaranty sr. unsec.
notes 8.00%, 5/15/22		$3,144,000	$3,261,900
Legrand France SA sr. unsec. unsub. notes 8.50%, 2/15/25 (France)		1,150,000	1,484,399
Manitowoc Foodservice, Inc. sr. unsec. notes 9.50%, 2/15/24		3,000,000	3,446,250
MasTec, Inc. company guaranty sr. unsec. unsub. notes
4.875%, 3/15/23		3,298,000	3,372,205
Novafives SAS sr. sub. notes Ser. REGS, 4.50%, 6/30/21 (France)	EUR	600,000	722,132
Oshkosh Corp. company guaranty sr. unsec. sub. notes
5.375%, 3/1/25		$1,865,000	1,976,900
Oshkosh Corp. company guaranty sr. unsec. sub. notes
5.375%, 3/1/22		1,515,000	1,575,600
Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/Reynolds
Group Issuer Lu 144A company guaranty sr. unsec. unsub. notes
7.00%, 7/15/24		1,838,000	1,957,470
Tennant Co. 144A company guaranty sr. unsec. notes
5.625%, 5/1/25		405,000	419,175
Tenneco, Inc. company guaranty sr. unsec. unsub. notes
5.375%, 12/15/24		2,920,000	3,066,000
Tenneco, Inc. company guaranty sr. unsec. unsub. notes
5.00%, 7/15/26		183,000	187,575
TI Group Automotive Systems, LLC 144A sr. unsec. notes 8.75%,
7/15/23 (United Kingdom)		5,094,000	5,399,640
TransDigm, Inc. company guaranty sr. unsec. sub. notes
6.50%, 5/15/25		645,000	664,350
TransDigm, Inc. company guaranty sr. unsec. sub. notes
6.375%, 6/15/26		1,691,000	1,732,227
TransDigm, Inc. company guaranty sr. unsec. unsub. notes
6.50%, 7/15/24		2,155,000	2,225,038
Wabash National Corp. 144A company guaranty sr. unsec. notes
5.50%, 10/1/25		687,000	699,881
Wrangler Buyer Corp. 144A sr. unsec. notes 6.00%, 10/1/25		1,957,000	1,991,248
ZF North America Capital, Inc. 144A company guaranty sr. unsec.
unsub. notes 4.75%, 4/29/25		1,451,000	1,530,805
			68,025,102
Communication services (3.4%)
Altice Financing SA 144A company guaranty sr. notes 6.625%,
2/15/23 (Luxembourg)		1,050,000	1,113,000
Altice Financing SA 144A company guaranty sr. unsub. notes
7.50%, 5/15/26 (Luxembourg)		670,000	737,000
Altice Finco SA 144A company guaranty sr. unsec. unsub. notes
7.625%, 2/15/25 (Luxembourg)		540,000	568,350
Altice SA 144A company guaranty sr. unsec. notes 7.75%,
5/15/22 (Luxembourg)		5,005,000	5,292,788
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A company
guaranty sr. unsec. bonds 5.50%, 5/1/26		2,830,000	2,932,588
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A company
guaranty sr. unsec. notes 5.875%, 4/1/24		2,520,000	2,668,050
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec.
notes 5.875%, 5/1/27		315,000	329,963
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec.
notes 5.75%, 2/15/26		527,000	552,560

Diversified Income Trust 39

	Principal
CORPORATE BONDS AND NOTES (30.0%)* cont.	amount	Value
Communication services cont.
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec.
unsub. notes 5.125%, 5/1/27	$689,000	$698,474
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec.
unsub. notes 5.125%, 5/1/23	5,387,000	5,609,214
CenturyLink, Inc. sr. unsec. unsub. notes 6.75%, 12/1/23	661,000	668,660
CenturyLink, Inc. sr. unsec. unsub. notes 5.625%, 4/1/20	380,000	396,511
Cequel Communications Holdings I, LLC/Cequel Capital Corp.
144A sr. sub. notes 7.75%, 7/15/25	2,730,000	3,016,650
Cequel Communications Holdings I, LLC/Cequel Capital Corp.
144A sr. unsec. unsub. notes 5.125%, 12/15/21	1,610,000	1,638,175
Cequel Communications Holdings I, LLC/Cequel Capital Corp.
144A sr. unsec. unsub. notes 5.125%, 12/15/21	1,212,000	1,233,210
CommScope Technologies Finance, LLC 144A sr. unsec. notes
6.00%, 6/15/25	1,160,000	1,239,750
CSC Holdings, LLC sr. unsec. unsub. bonds 5.25%, 6/1/24	5,050,000	5,106,813
CSC Holdings, LLC sr. unsec. unsub. notes 6.75%, 11/15/21	2,060,000	2,273,725
CSC Holdings, LLC 144A sr. unsec. unsub. notes 10.125%, 1/15/23	1,140,000	1,315,275
Digicel Group, Ltd. 144A sr. unsec. notes 8.25%, 9/30/20 (Jamaica)	786,000	767,828
Digicel, Ltd. 144A company guaranty sr. unsec. notes 6.75%,
3/1/23 (Jamaica)	6,600,000	6,468,000
Frontier Communications Corp. sr. unsec. notes 11.00%, 9/15/25	615,000	521,213
Frontier Communications Corp. sr. unsec. notes 10.50%, 9/15/22	2,037,000	1,767,098
Frontier Communications Corp. sr. unsec. unsub. notes
7.625%, 4/15/24	475,000	362,188
Inmarsat Finance PLC company guaranty sr. unsec. unsub. notes
Ser. REGS, 4.875%, 5/15/22 (United Kingdom)	1,396,000	1,423,920
Intelsat Jackson Holdings SA 144A sr. unsec. notes 9.75%,
7/15/25 (Bermuda)	4,633,000	4,702,495
Intelsat Luxembourg SA company guaranty sr. unsec. bonds
7.75%, 6/1/21 (Luxembourg)	570,000	367,650
Neptune Finco Corp. 144A sr. unsec. unsub. notes
10.875%, 10/15/25	1,483,000	1,833,359
SFR Group SA 144A company guaranty sr. notes 7.375%,
5/1/26 (France)	670,000	723,600
SFR Group SA 144A company guaranty sr. notes 6.00%,
5/15/22 (France)	3,679,000	3,839,956
SFR Group SA 144A sr. bonds 6.25%, 5/15/24 (France)	4,231,000	4,442,550
Sprint Capital Corp. company guaranty sr. unsec. unsub. notes
6.875%, 11/15/28	955,000	1,069,600
Sprint Communications, Inc. 144A company guaranty sr. unsec.
notes 9.00%, 11/15/18	854,000	917,341
Sprint Corp. company guaranty sr. unsec. sub. notes
7.875%, 9/15/23	10,036,000	11,641,760
Sprint Corp. company guaranty sr. unsec. sub. notes
7.25%, 9/15/21	3,845,000	4,272,756
Sprint Spectrum Co., LLC/Sprint Spectrum Co. II, LLC/
Sprint Spectrum Co. III, LL 144A company guaranty sr. notes
3.36%, 9/20/21	1,485,000	1,507,275
T-Mobile USA, Inc. company guaranty sr. unsec. notes
6.625%, 4/1/23	2,443,000	2,571,258

40 Diversified Income Trust

		Principal
CORPORATE BONDS AND NOTES (30.0%)* cont.		amount	Value
Communication services cont.
T-Mobile USA, Inc. company guaranty sr. unsec. notes
6.375%, 3/1/25		$3,740,000	$4,026,858
T-Mobile USA, Inc. company guaranty sr. unsec. notes
6.00%, 3/1/23		1,889,000	1,990,534
T-Mobile USA, Inc. company guaranty sr. unsec. notes
5.375%, 4/15/27		1,010,000	1,088,578
T-Mobile USA, Inc. company guaranty sr. unsec. notes
4.00%, 4/15/22		555,000	574,714
Telenet Finance V Luxembourg SCA 144A sr. notes 6.75%,
8/15/24 (Luxembourg)	EUR	2,690,000	3,452,227
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH
company guaranty sr. bonds Ser. REGS, 6.25%, 1/15/29 (Germany)	EUR	4,045,000	5,402,546
Videotron, Ltd. company guaranty sr. unsec. unsub. notes 5.00%,
7/15/22 (Canada)		$3,535,000	3,817,800
Videotron, Ltd./Videotron Ltee. 144A sr. unsec. notes 5.125%,
4/15/27 (Canada)		955,000	992,914
Virgin Media Finance PLC 144A company guaranty sr. unsec.
unsub. notes 4.50%, 1/15/25 (United Kingdom)	EUR	3,165,000	3,908,635
Virgin Media Secured Finance PLC company guaranty sr. notes
Ser. REGS, 5.125%, 1/15/25 (United Kingdom)	GBP	600,000	843,974
Virgin Media Secured Finance PLC 144A company guaranty sr.
bonds 5.00%, 4/15/27 (United Kingdom)	GBP	1,350,000	1,860,721
West Corp. 144A company guaranty sr. unsec. sub. notes
5.375%, 7/15/22		$2,307,000	2,330,070
Wind Acquisition Finance SA 144A company guaranty sr. notes
4.00%, 7/15/20 (Luxembourg)	EUR	2,375,000	2,837,891
Windstream Services, LLC company guaranty sr. unsec. notes
6.375%, 8/1/23		$4,137,000	2,926,928
Ziggo Bond Finance BV 144A sr. unsec. bonds 4.625%,
1/15/25 (Netherlands)	EUR	1,025,000	1,281,954
			123,926,947
Consumer cyclicals (4.9%)
AA Bond Co., Ltd. notes Ser. REGS, 5.50%, 7/31/22 (Jersey)	GBP	600,000	827,995
ADT Corp. (The) company guaranty sr. unsub. notes
4.125%, 6/15/23		$671,000	682,743
AMC Entertainment Holdings, Inc. company guaranty sr. unsec.
notes 6.125%, 5/15/27		214,000	211,325
AMC Entertainment Holdings, Inc. company guaranty sr. unsec.
sub. notes 5.875%, 11/15/26		756,000	745,605
AMC Entertainment Holdings, Inc. company guaranty sr. unsec.
sub. notes 5.875%, 2/15/22		1,707,000	1,719,803
AMC Entertainment Holdings, Inc. company guaranty sr. unsec.
sub. notes 5.75%, 6/15/25		939,000	922,568
American Builders & Contractors Supply Co., Inc. 144A sr. unsec.
notes 5.75%, 12/15/23		1,977,000	2,105,505
American Tire Distributors, Inc. 144A sr. unsec. sub. notes
10.25%, 3/1/22		3,180,000	3,316,104
Bon-Ton Department Stores, Inc. (The) company guaranty notes
8.00%, 6/15/21		2,336,000	840,960
Boyd Gaming Corp. company guaranty sr. unsec. sub. notes
6.875%, 5/15/23		936,000	1,000,940

Diversified Income Trust 41

		Principal
CORPORATE BONDS AND NOTES (30.0%)* cont.		amount	Value
Consumer cyclicals cont.
Brookfield Residential Properties, Inc. 144A company guaranty sr.
unsec. notes 6.50%, 12/15/20 (Canada)		$1,030,000	$1,054,463
Brookfield Residential Properties, Inc./Brookfield Residential
US Corp. 144A company guaranty sr. unsec. notes 6.125%,
7/1/22 (Canada)		2,485,000	2,598,813
CalAtlantic Group, Inc. company guaranty sr. unsec. sub. notes
5.875%, 11/15/24		835,000	912,238
CBS Radio, Inc. 144A company guaranty sr. unsec. notes
7.25%, 11/1/24		545,000	581,788
CCM Merger, Inc. 144A sr. unsec. notes 6.00%, 3/15/22		636,000	657,541
Cinemark USA, Inc. company guaranty sr. unsec. notes
5.125%, 12/15/22		6,000	6,158
Cinemark USA, Inc. company guaranty sr. unsec. sub. notes
4.875%, 6/1/23		2,061,000	2,081,610
Cirsa Funding Luxembourg SA company guaranty sr. unsec. notes
Ser. REGS, 5.875%, 5/15/23 (Luxembourg)	EUR	600,000	745,350
Clear Channel Worldwide Holdings, Inc. company guaranty sr.
unsec. sub. notes 7.625%, 3/15/20		$978,000	968,220
Clear Channel Worldwide Holdings, Inc. company guaranty sr.
unsec. unsub. notes 6.50%, 11/15/22		4,577,000	4,714,310
Constellation Merger Sub, Inc. 144A sr. unsec. notes 8.50%, 9/15/25		4,840,000	4,755,300
CRC Escrow Issuer, LLC/CRC Finco, Inc. 144A company guaranty sr.
unsec. notes 5.25%, 10/15/25		2,790,000	2,790,000
Diamond Resorts International, Inc. 144A sr. notes 7.75%, 9/1/23		3,453,000	3,711,975
Diamond Resorts International, Inc. 144A sr. unsec. notes
10.75%, 9/1/24		1,110,000	1,182,150
Eldorado Resorts, Inc. company guaranty sr. unsec. unsub. notes
7.00%, 8/1/23		3,775,000	4,086,438
Gartner, Inc. 144A company guaranty sr. unsec. notes
5.125%, 4/1/25		1,940,000	2,046,700
GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec.
sub. notes 4.875%, 11/1/20		1,647,000	1,739,644
GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec.
unsub. notes 5.375%, 4/15/26		1,000,000	1,091,250
Gray Television, Inc. 144A company guaranty sr. unsec. notes
5.875%, 7/15/26		1,900,000	1,957,000
Great Canadian Gaming Corp. 144A company guaranty sr. unsec.
notes 6.625%, 7/25/22 (Canada)	CAD	3,471,000	2,882,022
Grupo Televisa SAB sr. unsec. unsub. bonds 6.625%,
1/15/40 (Mexico)		$900,000	1,094,479
GW Honos Security Corp. 144A company guaranty sr. unsec. notes
8.75%, 5/15/25 (Canada)		2,290,000	2,444,575
Hanesbrands, Inc. 144A company guaranty sr. unsec. unsub. notes
4.625%, 5/15/24		1,375,000	1,431,719
Hilton Worldwide Finance, LLC/Hilton Worldwide Finance Corp.
company guaranty sr. unsec. notes 4.875%, 4/1/27		2,080,000	2,184,000
Howard Hughes Corp. (The) 144A sr. unsec. notes 5.375%, 3/15/25		2,830,000	2,886,600
iHeartCommunications, Inc. company guaranty sr. notes
9.00%, 12/15/19		581,000	438,655
IHO Verwaltungs GmbH 144A sr. notes 4.75% (5.50%), 9/15/26
(Germany) ‡‡		1,985,000	2,022,219

42 Diversified Income Trust

		Principal
CORPORATE BONDS AND NOTES (30.0%)* cont.		amount	Value
Consumer cyclicals cont.
IHS Markit, Ltd. 144A company guaranty notes 4.75%, 2/15/25
(United Kingdom)		$1,345,000	$1,442,513
Jack Ohio Finance, LLC/Jack Ohio Finance 1 Corp. 144A company
guaranty notes 10.25%, 11/15/22		3,985,000	4,353,613
Jack Ohio Finance, LLC/Jack Ohio Finance 1 Corp. 144A company
guaranty sr. notes 6.75%, 11/15/21		4,415,000	4,630,231
Jacobs Entertainment, Inc. 144A notes 7.875%, 2/1/24		645,000	694,988
JC Penney Corp., Inc. company guaranty sr. unsec. unsub. bonds
7.40%, 4/1/37		675,000	506,250
Jo-Ann Stores Holdings, Inc. 144A sr. unsec. notes 9.75% (10.50%),
10/15/19 ‡‡		1,371,000	1,333,298
Lamar Media Corp. company guaranty sr. unsec. sub. notes
5.875%, 2/1/22		2,337,000	2,407,110
Lamar Media Corp. company guaranty sr. unsec. sub. notes
5.375%, 1/15/24		1,180,000	1,241,950
Lennar Corp. company guaranty sr. unsec. unsub. bonds
4.50%, 11/15/19		1,000,000	1,032,500
Lions Gate Entertainment Corp. 144A sr. unsec. unsub. notes
5.875%, 11/1/24		1,817,000	1,903,308
Live Nation Entertainment, Inc. 144A company guaranty sr. unsec.
notes 4.875%, 11/1/24		845,000	874,575
Masonite International Corp. 144A company guaranty sr. unsec.
notes 5.625%, 3/15/23		3,177,000	3,324,889
Matalan Finance PLC sub. notes Ser. REGS, 6.875%, 6/1/19
(United Kingdom)	GBP	600,000	797,704
Mattamy Group Corp. 144A sr. unsec. notes 6.875%,
12/15/23 (Canada)		$1,105,000	1,154,034
Mattamy Group Corp. 144A sr. unsec. notes 6.50%,
10/1/25 (Canada)		1,355,000	1,388,875
Navistar International Corp. company guaranty sr. unsec. notes
8.25%, 11/1/21		1,957,000	1,964,339
Neiman Marcus Group, LLC (The) company guaranty sr. notes
7.125%, 6/1/28		1,317,000	803,370
Neiman Marcus Group, Ltd. 144A company guaranty sr. unsec. sub.
notes 8.75% (9.50%), 10/15/21 ‡‡		1,462,000	687,140
Neiman Marcus Group, Ltd. 144A company guaranty sr. unsec. sub.
notes 8.00%, 10/15/21		1,280,000	665,600
Nexstar Broadcasting, Inc. 144A company guaranty sr. unsec.
notes 5.625%, 8/1/24		2,914,000	3,015,990
Nielsen Co. Luxembourg Sarl (The) 144A company guaranty sr.
unsec. notes 5.00%, 2/1/25 (Luxembourg)		1,020,000	1,062,075
Nielsen Co. Luxembourg Sarl (The) 144A company guaranty sr.
unsec. sub. notes 5.50%, 10/1/21 (Luxembourg)		735,000	755,213
Nielsen Finance, LLC/Nielsen Finance Co. 144A company guaranty
sr. unsec. sub. notes 5.00%, 4/15/22		1,272,000	1,318,110
Outfront Media Capital, LLC/Outfront Media Capital Corp.
company guaranty sr. unsec. sub. notes 5.875%, 3/15/25		2,510,000	2,629,225
Outfront Media Capital, LLC/Outfront Media Capital Corp.
company guaranty sr. unsec. sub. notes 5.625%, 2/15/24		307,000	320,048
Owens Corning company guaranty sr. unsec. notes 4.20%, 12/1/24		2,207,000	2,321,680
Penn National Gaming, Inc. 144A sr. unsec. notes 5.625%, 1/15/27		1,260,000	1,307,250

Diversified Income Trust 43

	Principal
CORPORATE BONDS AND NOTES (30.0%)* cont.	amount	Value
Consumer cyclicals cont.
Penske Automotive Group, Inc. company guaranty sr. unsec. sub.
notes 5.75%, 10/1/22	$4,243,000	$4,381,322
Penske Automotive Group, Inc. company guaranty sr. unsec. sub.
notes 5.50%, 5/15/26	733,000	757,739
Penske Automotive Group, Inc. company guaranty sr. unsec. sub.
notes 5.375%, 12/1/24	1,901,000	1,958,030
PetSmart, Inc. 144A sr. unsec. notes 7.125%, 3/15/23	740,000	577,052
PulteGroup, Inc. company guaranty sr. unsec. unsub. notes
7.875%, 6/15/32	2,075,000	2,542,498
Regal Entertainment Group sr. unsec. sub. notes 5.75%, 6/15/23	2,090,000	2,152,700
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp.
144A sr. notes 6.125%, 8/15/21	3,266,000	3,294,578
Sabre GLBL, Inc. 144A company guaranty sr. notes 5.375%, 4/15/23	2,410,000	2,497,483
Scientific Games International, Inc. company guaranty sr. unsec.
notes 10.00%, 12/1/22	6,036,000	6,684,870
Scientific Games International, Inc. 144A company guaranty sr.
notes 7.00%, 1/1/22	4,046,000	4,293,818
Sinclair Television Group, Inc. 144A company guaranty sr. unsec.
sub. notes 5.625%, 8/1/24	4,682,000	4,804,903
Sirius XM Radio, Inc. 144A company guaranty sr. unsec. sub. notes
6.00%, 7/15/24	1,848,000	1,988,910
Sirius XM Radio, Inc. 144A sr. unsec. bonds 5.00%, 8/1/27	1,902,000	1,942,418
Six Flags Entertainment Corp. 144A company guaranty sr. unsec.
bonds 5.50%, 4/15/27	2,830,000	2,900,750
Six Flags Entertainment Corp. 144A company guaranty sr. unsec.
unsub. notes 4.875%, 7/31/24	3,030,000	3,083,025
Spectrum Brands, Inc. company guaranty sr. unsec. notes
5.75%, 7/15/25	2,045,000	2,177,925
Spectrum Brands, Inc. company guaranty sr. unsec. sub. notes
6.625%, 11/15/22	90,000	93,600
Standard Industries, Inc. 144A sr. unsec. notes 6.00%, 10/15/25	156,000	170,190
Standard Industries, Inc. 144A sr. unsec. notes 5.375%, 11/15/24	3,155,000	3,353,134
SugarHouse HSP Gaming Prop. Mezz LP/SugarHouse HSP
Gaming Finance Corp. 144A company guaranty sr. unsub. notes
5.875%, 5/15/25	1,565,000	1,537,613
Taylor Morrison Communities, Inc./Monarch Communities, Inc.
144A company guaranty sr. unsec. sub. notes 5.625%, 3/1/24	1,170,000	1,218,263
Townsquare Media, Inc. 144A company guaranty sr. unsec. notes
6.50%, 4/1/23	671,000	681,065
TRI Pointe Group, Inc./TRI Pointe Homes, Inc. company guaranty
sr. unsec. unsub. notes 5.875%, 6/15/24	1,980,000	2,118,600
Tribune Media Co. company guaranty sr. unsec. notes
5.875%, 7/15/22	1,804,000	1,876,160
Univision Communications, Inc. 144A company guaranty sr. sub.
notes 5.125%, 2/15/25	2,003,000	2,020,526
Werner FinCo LP/Werner FinCo, Inc. 144A company guaranty sr.
unsec. notes 8.75%, 7/15/25	3,347,000	3,380,470
Wolverine World Wide, Inc. 144A company guaranty sr. unsec.
bonds 5.00%, 9/1/26	1,220,000	1,220,366

44 Diversified Income Trust

		Principal
CORPORATE BONDS AND NOTES (30.0%)* cont.		amount	Value
Consumer cyclicals cont.
Wyndham Worldwide Corp. sr. unsec. unsub. bonds 4.50%, 4/1/27		$1,283,000	$1,287,528
Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp. 144A company
guaranty sr. unsec. sub. notes 5.25%, 5/15/27		1,586,000	1,615,722
			175,985,901
Consumer staples (1.6%)
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty
notes 6.00%, 4/1/22 (Canada)		917,000	945,886
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty
notes 5.00%, 10/15/25 (Canada)		1,340,000	1,360,100
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty
notes 5.00%, 10/15/25 (Canada) ##		945,000	959,175
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty sr.
sub. notes 4.25%, 5/15/24 (Canada)		1,575,000	1,580,513
Ascend Learning, LLC 144A sr. unsec. notes 6.875%, 8/1/25		735,000	775,425
Ashtead Capital, Inc. 144A notes 4.375%, 8/15/27		1,770,000	1,823,100
Ashtead Capital, Inc. 144A notes 4.125%, 8/15/25		2,095,000	2,157,850
BlueLine Rental Finance Corp./BlueLine Rental, LLC 144A
company guaranty sub. notes 9.25%, 3/15/24		3,921,000	4,219,976
Brand Energy & Infrastructure Services, Inc. 144A sr. unsec. notes
8.50%, 7/15/25		2,629,000	2,845,893
CEC Entertainment, Inc. company guaranty sr. unsec. sub. notes
8.00%, 2/15/22		1,892,000	1,962,950
Ceridian HCM Holding, Inc. 144A sr. unsec. notes 11.00%, 3/15/21		6,489,000	6,886,451
Dean Foods Co. 144A company guaranty sr. unsec. notes
6.50%, 3/15/23		2,870,000	2,913,050
Diamond (BC) BV 144A sr. unsec. notes 5.625%, 8/15/25	EUR	2,355,000	2,824,959
Fresh Market, Inc. (The) 144A company guaranty sr. notes
9.75%, 5/1/23		$1,388,000	846,680
Golden Nugget, Inc. 144A company guaranty sr. unsec. sub. notes
8.75%, 10/1/25		3,080,000	3,133,900
Golden Nugget, Inc. 144A sr. unsec. notes 6.75%, 10/15/24		4,970,000	5,025,913
High Ridge Brands Co. 144A company guaranty sr. unsec. notes
8.875%, 3/15/25		1,705,000	1,624,013
KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America, LLC
144A company guaranty sr. unsec. notes 5.25%, 6/1/26		1,680,000	1,778,700
KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America, LLC
144A company guaranty sr. unsec. notes 5.00%, 6/1/24		1,680,000	1,770,300
KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America, LLC
144A company guaranty sr. unsec. notes 4.75%, 6/1/27		1,055,000	1,086,650
Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec.
unsub. notes 4.875%, 11/1/26		1,799,000	1,888,950
Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec.
unsub. notes 4.625%, 11/1/24		440,000	458,700
Pilgrim’s Pride Corp. 144A company guaranty sr. unsec. notes
5.75%, 3/15/25		1,000,000	1,032,500
Pizzaexpress Financing 2 PLC company guaranty sr. notes
Ser. REGS, 6.625%, 8/1/21 (United Kingdom)	GBP	600,000	762,771
Revlon Consumer Products Corp. company guaranty sr. unsec.
notes 6.25%, 8/1/24		$3,597,000	2,778,683

Diversified Income Trust 45

	Principal
CORPORATE BONDS AND NOTES (30.0%)* cont.	amount	Value
Consumer staples cont.
Revlon Consumer Products Corp. company guaranty sr. unsec.
sub. notes 5.75%, 2/15/21	$2,070,000	$1,806,075
Rite Aid Corp. 144A company guaranty sr. unsec. unsub. notes
6.125%, 4/1/23	2,303,000	2,236,789
		57,485,952
Energy (5.3%)
Alta Mesa Holdings LP/Alta Mesa Finance Services Corp. 144A
company guaranty sr. unsec. notes 7.875%, 12/15/24	5,467,000	5,904,360
Andeavor Logistics LP/Tesoro Logistics Finance Corp. company
guaranty sr. unsec. notes 5.25%, 1/15/25	835,000	894,494
Antero Resources Corp. company guaranty sr. unsec. notes
5.625%, 6/1/23	783,000	816,278
Antero Resources Corp. company guaranty sr. unsec. sub. notes
5.375%, 11/1/21	2,529,000	2,595,386
Ascent Resources Utica Holdings, LLC/ARU Finance Corp. 144A sr.
unsec. notes 10.00%, 4/1/22	1,042,000	1,117,545
California Resources Corp. company guaranty sr. unsec. sub. notes
5.00%, 1/15/20	1,102,000	688,750
California Resources Corp. 144A company guaranty notes
8.00%, 12/15/22	1,298,000	843,700
Cenovus Energy, Inc. sr. unsec. bonds 6.75%, 11/15/39 (Canada)	985,000	1,133,981
Cheniere Corpus Christi Holdings, LLC company guaranty sr. notes
5.875%, 3/31/25	3,982,000	4,285,628
Cheniere Corpus Christi Holdings, LLC 144A company guaranty sr.
bonds 5.125%, 6/30/27	1,595,000	1,642,850
Chesapeake Energy Corp. company guaranty sr. unsec. notes
5.75%, 3/15/23	302,000	278,595
Chesapeake Energy Corp. 144A company guaranty notes
8.00%, 12/15/22	1,419,000	1,528,973
Chesapeake Energy Corp. 144A company guaranty sr. unsec.
bonds 8.00%, 6/15/27	671,000	664,290
Chesapeake Energy Corp. 144A company guaranty sr. unsec. notes
8.00%, 1/15/25	1,429,000	1,443,290
Chesapeake Energy Corp. 144A company guaranty sr. unsec. notes
8.00%, 1/15/25	625,000	631,250
Continental Resources, Inc. company guaranty sr. unsec. bonds
4.90%, 6/1/44	1,327,000	1,204,253
Continental Resources, Inc. company guaranty sr. unsec. notes
3.80%, 6/1/24	5,536,000	5,342,240
Continental Resources, Inc. company guaranty sr. unsec. unsub.
notes 4.50%, 4/15/23	1,152,000	1,154,880
Covey Park Energy, LLC/Covey Park Finance Corp. 144A company
guaranty sr. unsec. notes 7.50%, 5/15/25	1,222,000	1,266,298
Denbury Resources, Inc. company guaranty sr. unsec. sub. notes
6.375%, 8/15/21	367,000	220,200
Denbury Resources, Inc. 144A company guaranty notes
9.00%, 5/15/21	1,412,000	1,378,465
Diamondback Energy, Inc. company guaranty sr. unsec. unsub.
notes 5.375%, 5/31/25	2,756,000	2,873,130
Diamondback Energy, Inc. company guaranty sr. unsec. unsub.
notes 4.75%, 11/1/24	720,000	734,400

46 Diversified Income Trust

	Principal
CORPORATE BONDS AND NOTES (30.0%)* cont.	amount	Value
Energy cont.
Endeavor Energy Resources LP/EER Finance, Inc. 144A sr. unsec.
notes 8.125%, 9/15/23	$2,589,000	$2,783,175
EP Energy, LLC/Everest Acquisition Finance, Inc. company
guaranty sr. unsec. sub. notes 9.375%, 5/1/20	3,341,000	2,781,383
EP Energy, LLC/Everest Acquisition Finance, Inc. 144A company
guaranty notes 8.00%, 2/15/25	1,145,000	891,669
EP Energy, LLC/Everest Acquisition Finance, Inc. 144A company
guaranty sr. notes 8.00%, 11/29/24	526,000	531,260
FTS International, Inc. 144A company guaranty sr. sub. FRN BBA
LIBOR USD 3 Month + 7.50%, 8.82%, 6/15/20	500,000	508,125
Gazprom OAO Via Gaz Capital SA 144A sr. unsec. unsub. notes
9.25%, 4/23/19 (Russia)	1,042,000	1,138,576
Holly Energy Partners LP/Holly Energy Finance Corp. 144A
company guaranty sr. unsec. notes 6.00%, 8/1/24	2,810,000	2,946,988
Jonah Energy, LLC/Jonah Energy Finance Corp. 144A company
guaranty sr. unsec. notes 7.25%, 10/15/25	3,445,000	3,475,144
Laredo Petroleum, Inc. company guaranty sr. unsec. notes
7.375%, 5/1/22	133,000	137,655
Laredo Petroleum, Inc. company guaranty sr. unsec. sub. notes
5.625%, 1/15/22	315,000	317,363
Lukoil International Finance BV 144A company guaranty sr. unsec.
notes 4.563%, 4/24/23 (Russia)	1,700,000	1,768,000
Lukoil International Finance BV 144A company guaranty sr. unsec.
unsub. bonds 6.656%, 6/7/22 (Russia)	2,380,000	2,689,400
MEG Energy Corp. 144A company guaranty sr. unsec. notes 7.00%,
3/31/24 (Canada)	253,000	216,948
MEG Energy Corp. 144A company guaranty sr. unsec. notes
6.375%, 1/30/23 (Canada)	1,051,000	916,998
MEG Energy Corp. 144A notes 6.50%, 1/15/25 (Canada)	575,000	561,344
Murphy Oil Corp. sr. unsec. unsub. notes 5.75%, 8/15/25	1,330,000	1,369,767
Murray Energy Corp. 144A notes 11.25%, 4/15/21	1,480,000	882,450
Newfield Exploration Co. sr. unsec. unsub. notes 5.75%, 1/30/22	2,593,000	2,768,028
Newfield Exploration Co. sr. unsec. unsub. notes 5.375%, 1/1/26	1,765,000	1,855,456
Noble Holding International, Ltd. company guaranty sr. unsec.
unsub. notes 7.75%, 1/15/24	2,036,000	1,806,950
Oasis Petroleum, Inc. company guaranty sr. unsec. sub. notes
6.875%, 1/15/23	1,503,000	1,525,545
Oasis Petroleum, Inc. company guaranty sr. unsec. unsub. notes
6.875%, 3/15/22	2,553,000	2,597,678
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
bonds 7.375%, 1/17/27 (Brazil)	15,245,000	16,784,745
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 8.75%, 5/23/26 (Brazil)	5,517,000	6,627,296
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 8.375%, 5/23/21 (Brazil)	8,989,000	10,396,902
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 6.25%, 3/17/24 (Brazil)	9,867,000	10,545,356
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 6.125%, 1/17/22 (Brazil)	2,119,000	2,277,925
Petroleos de Venezuela SA company guaranty sr. unsec. bonds
Ser. REGS, 6.00%, 11/15/26 (Venezuela)	2,797,000	848,890

Diversified Income Trust 47

	Principal
CORPORATE BONDS AND NOTES (30.0%)* cont.	amount	Value
Energy cont.
Petroleos de Venezuela SA company guaranty sr. unsec. unsub.
notes 5.375%, 4/12/27 (Venezuela)	$17,125,000	$5,158,906
Petroleos de Venezuela SA 144A company guaranty sr. unsec.
notes 6.00%, 11/15/26 (Venezuela)	24,565,000	7,455,478
Petroleos Mexicanos company guaranty sr. unsec. unsub. bonds
5.625%, 1/23/46 (Mexico)	13,745,000	12,782,850
Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
6.625%, 6/15/38 (Mexico)	760,000	806,740
Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
6.50%, 6/2/41 (Mexico)	1,000,000	1,045,500
Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
6.375%, 1/23/45 (Mexico)	1,865,000	1,897,638
Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
4.875%, 1/18/24 (Mexico)	1,665,000	1,726,605
Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
4.50%, 1/23/26 (Mexico)	1,637,000	1,634,217
Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
Ser. REGS, 6.50%, 3/13/27 (Mexico)	5,183,000	5,743,956
Precision Drilling Corp. company guaranty sr. unsec. notes 7.75%,
12/15/23 (Canada)	660,000	674,025
Precision Drilling Corp. company guaranty sr. unsec. notes 5.25%,
11/15/24 (Canada)	83,000	76,360
Range Resources Corp. 144A company guaranty sr. unsec. sub.
notes 5.75%, 6/1/21	3,030,000	3,151,200
Regency Energy Partners LP/Regency Energy Finance Corp.
company guaranty sr. unsec. notes 5.00%, 10/1/22	1,655,000	1,787,564
Rose Rock Midstream LP/Rose Rock Finance Corp. company
guaranty sr. unsec. sub. notes 5.625%, 11/15/23	1,639,000	1,593,928
Rose Rock Midstream LP/Rose Rock Finance Corp. company
guaranty sr. unsec. sub. notes 5.625%, 7/15/22	285,000	278,588
Sabine Pass Liquefaction, LLC sr. notes 5.75%, 5/15/24	775,000	862,167
SemGroup Corp. 144A company guaranty sr. unsec. notes
6.375%, 3/15/25	1,320,000	1,293,600
SESI, LLC company guaranty sr. unsec. unsub. notes
7.125%, 12/15/21	736,000	750,720
SESI, LLC 144A company guaranty sr. unsec. notes 7.75%, 9/15/24	740,000	765,900
Seven Generations Energy, Ltd. 144A company guaranty sr. unsec.
notes 5.375%, 9/30/25 (Canada)	1,365,000	1,375,238
Seven Generations Energy, Ltd. 144A sr. unsec. sub. notes 8.25%,
5/15/20 (Canada)	1,635,000	1,708,575
Seventy Seven Energy, Inc. escrow sr. unsec. notes
6.50%, 7/15/22 F	3,730,000	373
Shelf Drilling Holdings, Ltd. 144A company guaranty notes
9.50%, 11/2/20	1,505,000	1,521,931
SM Energy Co. sr. unsec. notes 6.50%, 11/15/21	1,526,000	1,541,260
SM Energy Co. sr. unsec. unsub. notes 6.50%, 1/1/23	2,548,000	2,567,110
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. 144A
company guaranty sr. unsec. bonds 5.50%, 1/15/28	750,000	762,188
Targa Resources Partners LP/Targa Resources Partners Finance
Corp. company guaranty sr. unsec. notes 5.375%, 2/1/27	1,100,000	1,145,375

48 Diversified Income Trust

	Principal
CORPORATE BONDS AND NOTES (30.0%)* cont.	amount	Value
Energy cont.
Targa Resources Partners LP/Targa Resources Partners Finance
Corp. company guaranty sr. unsec. notes 5.125%, 2/1/25	$555,000	$571,650
Vermilion Energy, Inc. 144A company guaranty sr. unsec. notes
5.625%, 3/15/25 (Canada)	684,000	685,710
Weatherford International, Ltd. company guaranty sr. unsec.
unsub. notes 8.25%, 6/15/23	388,000	399,640
Weatherford International, Ltd. 144A company guaranty sr. unsec.
sub. notes 9.875%, 2/15/24	720,000	792,000
WPX Energy, Inc. sr. unsec. notes 8.25%, 8/1/23	565,000	633,506
WPX Energy, Inc. sr. unsec. notes 7.50%, 8/1/20	1,529,000	1,662,788
WPX Energy, Inc. sr. unsec. unsub. notes 6.00%, 1/15/22	4,387,000	4,535,061
		189,982,599
Financials (4.4%)
Alliance Data Systems Corp. 144A company guaranty sr. unsec.
notes 5.375%, 8/1/22	2,006,000	2,066,180
Alliant Holdings Intermediate, LLC 144A sr. unsec. notes
8.25%, 8/1/23	40,000	42,292
Ally Financial, Inc. company guaranty sr. unsec. notes
8.00%, 11/1/31	5,718,000	7,375,648
Ally Financial, Inc. sub. unsec. notes 5.75%, 11/20/25	1,193,000	1,293,451
American International Group, Inc. jr. unsec. sub. FRB
8.175%, 5/15/58	1,221,000	1,663,613
Banco Bilbao Vizcaya Argentaria SA jr. unsec. sub. FRB 9.00%,
perpetual maturity (Spain)	600,000	621,000
Bank of America Corp. jr. unsec. sub. FRN Ser. Z, 6.50%,
perpetual maturity	1,685,000	1,905,103
CIT Group, Inc. sr. unsec. sub. notes 5.00%, 8/1/23	4,170,000	4,498,388
CIT Group, Inc. sr. unsec. unsub. notes 5.00%, 8/15/22	1,415,000	1,531,313
CNG Holdings, Inc. 144A sr. notes 9.375%, 5/15/20	3,291,000	2,879,625
CNO Financial Group, Inc. sr. unsec. unsub. notes 5.25%, 5/30/25	2,320,000	2,476,600
Commerzbank AG 144A unsec. sub. notes 8.125%,
9/19/23 (Germany)	785,000	951,695
Credit Acceptance Corp. company guaranty sr. unsec. notes
6.125%, 2/15/21	1,433,000	1,454,495
Credit Suisse Group AG 144A jr. unsec. sub. FRN 6.25%, perpetual
maturity (Switzerland)	1,285,000	1,370,131
DFC Finance Corp. 144A company guaranty sr. notes
10.50%, 6/15/20	1,422,000	789,210
Dresdner Funding Trust I jr. unsec. sub. notes 8.151%, 6/30/31	3,250,000	4,168,528
Dresdner Funding Trust I 144A jr. unsec. sub. notes 8.151%, 6/30/31	3,782,000	4,850,884
ESH Hospitality, Inc. 144A company guaranty sr. unsec. notes
5.25%, 5/1/25 R	2,080,000	2,150,200
Hub Holdings, LLC/Hub Holdings Finance, Inc. 144A sr. unsec. sub.
notes 8.125% (8.875%), 7/15/19 ‡‡	2,425,000	2,431,063
HUB International, Ltd. 144A sr. unsec. notes 7.875%, 10/1/21	950,000	989,188
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 6.75%, 2/1/24	1,110,000	1,171,050
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 6.25%, 2/1/22	1,075,000	1,120,688
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 5.875%, 2/1/22	3,267,000	3,365,010

Diversified Income Trust 49

		Principal
CORPORATE BONDS AND NOTES (30.0%)* cont.		amount	Value
Financials cont.
Intesa Sanpaolo SpA 144A company guaranty jr. unsec. sub. FRB
7.70%, perpetual maturity (Italy)		$670,000	$699,313
iStar, Inc. sr. unsec. notes 6.00%, 4/1/22 R		725,000	750,375
iStar, Inc. sr. unsec. unsub. notes 5.25%, 9/15/22 R		750,000	761,250
Liberty Mutual Insurance Co. 144A unsec. sub. notes
7.697%, 10/15/97		2,775,000	3,921,578
Lloyds Bank PLC jr. unsec. sub. FRN Ser. EMTN, 13.00%, perpetual
maturity (United Kingdom)	GBP	100,000	252,660
Lloyds Banking Group PLC 144A jr. unsec. sub. FRN 6.657%,
perpetual maturity (United Kingdom)		$3,021,000	3,459,045
LPL Holdings, Inc. 144A company guaranty sr. unsec. notes
5.75%, 9/15/25		2,535,000	2,628,035
MetLife, Inc. 144A jr. unsec. sub. bonds 9.25%, 4/8/38		935,000	1,388,615
MGM Growth Properties Operating Partnership LP/MGP Finance
Co-Issuer, Inc. 144A sr. unsec. bonds 4.50%, 1/15/28 R		680,000	685,984
Nationstar Mortgage, LLC/Nationstar Capital Corp. company
guaranty sr. unsec. unsub. notes 7.875%, 10/1/20		1,255,000	1,283,238
Nationstar Mortgage, LLC/Nationstar Capital Corp. company
guaranty sr. unsec. unsub. notes 6.50%, 7/1/21		3,743,000	3,817,860
OneMain Financial Holdings, LLC 144A company guaranty sr.
unsec. sub. notes 6.75%, 12/15/19		892,000	925,450
OneMain Financial Holdings, LLC 144A company guaranty sr.
unsec. unsub. notes 7.25%, 12/15/21		1,480,000	1,544,750
Provident Funding Associates LP/PFG Finance Corp. 144A sr.
unsec. notes 6.375%, 6/15/25		2,180,000	2,289,000
Royal Bank of Scotland Group PLC jr. unsec. sub. FRB 8.00%,
perpetual maturity (United Kingdom)		670,000	742,025
Royal Bank of Scotland Group PLC jr. unsec. sub. FRB 7.648%,
perpetual maturity (United Kingdom)		2,445,000	3,105,150
Royal Bank of Scotland Group PLC jr. unsec. sub. FRB 7.50%,
perpetual maturity (United Kingdom)		3,515,000	3,681,084
Royal Bank of Scotland Group PLC sr. unsec. unsub. notes 3.875%,
9/12/23 (United Kingdom)		1,580,000	1,616,787
Sberbank of Russia Via SB Capital SA 144A sr. unsec. notes 6.125%,
2/7/22 (Russia)		2,100,000	2,294,250
Springleaf Finance Corp. company guaranty sr. unsec. unsub.
notes 8.25%, 12/15/20		680,000	768,400
Springleaf Finance Corp. sr. unsec. unsub. notes 5.25%, 12/15/19		640,000	666,240
Stearns Holdings, Inc. 144A company guaranty sr. notes
9.375%, 8/15/20		2,671,000	2,797,873
Tempo Acquisition, LLC/Tempo Acquisition Finance Corp. 144A sr.
unsec. notes 6.75%, 6/1/25		2,509,000	2,534,090
TMX Finance, LLC/TitleMax Finance Corp. 144A company guaranty
sr. notes 8.50%, 9/15/18		2,178,000	2,014,650
UBS AG/Jersey jr. unsec. sub. FRN Ser. EMTN, 7.152%, perpetual
maturity (Jersey)	EUR	2,000,000	2,398,782
USIS Merger Sub, Inc. 144A sr. unsec. notes 6.875%, 5/1/25		$1,786,000	1,819,488
Vnesheconombank Via VEB Finance PLC 144A sr. unsec. unsub.
notes 6.80%, 11/22/25 (Russia)		1,956,000	2,203,910
Vnesheconombank Via VEB Finance PLC 144A sr. unsec. unsub.
notes 5.942%, 11/21/23 (Russia)		2,200,000	2,361,370

50 Diversified Income Trust

	Principal
CORPORATE BONDS AND NOTES (30.0%)* cont.	amount	Value
Financials cont.
VTB Bank OJSC Via VTB Capital SA 144A sr. unsec. notes 6.875%,
5/29/18 (Russia)	$22,451,000	$23,068,403
VTB Bank OJSC Via VTB Capital SA 144A unsec. sub. bonds 6.95%,
10/17/22 (Russia)	27,040,000	29,270,730
VTB Bank PJSC via VTB Eurasia DAC 144A unsec. sub. FRN 9.50%,
perpetual maturity (Russia)	1,110,000	1,247,363
		158,163,103
Health care (2.2%)
Air Medical Merger Sub Corp. 144A sr. unsec. notes 6.375%, 5/15/23	4,120,000	3,980,950
AMAG Pharmaceuticals, Inc. 144A company guaranty sr. unsec.
notes 7.875%, 9/1/23	2,780,000	2,814,750
ASP AMC Merger Sub, Inc. 144A sr. unsec. notes 8.00%, 5/15/25	2,061,000	1,983,713
BioScrip, Inc. company guaranty sr. unsec. notes 8.875%, 2/15/21	1,748,000	1,599,420
Centene Corp. sr. unsec. unsub. notes 6.125%, 2/15/24	2,705,000	2,924,781
Centene Corp. sr. unsec. unsub. notes 4.75%, 1/15/25	482,000	500,075
Centene Corp. sr. unsec. unsub. notes 4.75%, 5/15/22	1,466,000	1,530,138
CHS/Community Health Systems, Inc. company guaranty sr. notes
6.25%, 3/31/23	930,000	913,725
CHS/Community Health Systems, Inc. company guaranty sr.
unsec. notes 6.875%, 2/1/22	4,122,000	3,235,770
CHS/Community Health Systems, Inc. company guaranty sr.
unsec. unsub. notes 8.00%, 11/15/19	480,000	467,400
CHS/Community Health Systems, Inc. company guaranty sr.
unsec. unsub. notes 7.125%, 7/15/20	1,105,000	997,263
Concordia International Corp. 144A company guaranty sr. unsec.
notes 7.00%, 4/15/23 (Canada)	2,557,000	434,690
Concordia International Corp. 144A sr. notes 9.00%,
4/1/22 (Canada)	325,000	252,688
Endo DAC/Endo Finance, LLC/Endo Finco, Inc. 144A company
guaranty sr. sub. notes 5.875%, 10/15/24 (Ireland)	375,000	392,813
Endo DAC/Endo Finance, LLC/Endo Finco, Inc. 144A company
guaranty sr. unsec. notes 6.00%, 2/1/25 (Ireland)	500,000	405,000
Endo DAC/Endo Finance, LLC/Endo Finco, Inc. 144A company
guaranty sr. unsec. unsub. notes 6.00%, 7/15/23 (Ireland)	1,965,000	1,621,125
Endo Finance, LLC/Endo Finco, Inc. 144A company guaranty sr.
unsec. unsub. notes 5.375%, 1/15/23	4,173,000	3,400,995
Halyard Health, Inc. company guaranty sr. unsec. unsub. notes
6.25%, 10/15/22	908,000	947,725
HCA, Inc. company guaranty sr. bonds 5.25%, 6/15/26	1,642,000	1,769,255
HCA, Inc. company guaranty sr. sub. bonds 5.50%, 6/15/47	3,345,000	3,466,256
HCA, Inc. company guaranty sr. sub. notes 5.875%, 3/15/22	2,000,000	2,215,000
HCA, Inc. company guaranty sr. unsec. unsub. notes
7.50%, 2/15/22	741,000	850,298
Jaguar Holding Co. II/Pharmaceutical Product Development, LLC
144A company guaranty sr. unsec. notes 6.375%, 8/1/23	3,165,000	3,311,381
Kinetic Concepts, Inc./KCI USA, Inc. 144A company guaranty sub.
notes 12.50%, 11/1/21	1,591,000	1,769,988
Mallinckrodt International Finance SA/Mallinckrodt CB,
LLC 144A company guaranty sr. unsec. unsub. notes 5.50%,
4/15/25 (Luxembourg)	2,404,000	2,169,610

Diversified Income Trust 51

		Principal
CORPORATE BONDS AND NOTES (30.0%)* cont.		amount	Value
Health care cont.
Molina Healthcare, Inc. company guaranty sr. unsec. notes
5.375%, 11/15/22		$2,175,000	$2,241,555
Molina Healthcare, Inc. 144A company guaranty sr. unsec. notes
4.875%, 6/15/25		395,000	389,075
Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics
SA 144A sr. unsec. notes 6.625%, 5/15/22		2,396,000	2,348,080
Service Corp. International/US sr. unsec. notes 5.375%, 1/15/22		2,587,000	2,658,143
Service Corp. International/US sr. unsec. unsub. notes
5.375%, 5/15/24		4,990,000	5,301,875
Sterigenics-Nordion Holdings, LLC 144A sr. unsec. notes
6.50%, 5/15/23		1,831,000	1,904,240
Tenet Healthcare Corp. company guaranty sr. sub. notes
6.00%, 10/1/20		4,416,000	4,706,175
Tenet Healthcare Corp. sr. unsec. notes 8.125%, 4/1/22		1,085,000	1,103,988
Unilabs Subholding AB company guaranty sr. unsec. notes
Ser. REGS, 5.75%, 5/15/25 (Sweden)	EUR	600,000	726,649
Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 6.125%, 4/15/25		$3,856,000	3,378,820
Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 5.875%, 5/15/23		3,777,000	3,337,924
Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 5.625%, 12/1/21		1,062,000	992,970
Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 5.50%, 3/1/23		1,705,000	1,496,138
Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsub. notes 7.00%, 3/15/24		1,985,000	2,119,166
Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsub. notes 6.50%, 3/15/22		660,000	697,950
WellCare Health Plans, Inc. sr. unsec. notes 5.25%, 4/1/25		955,000	1,005,138
			78,362,695
Technology (1.3%)
Avaya, Inc. 144A company guaranty sr. notes 7.00%, 4/1/19
(In default) †		3,407,000	2,878,915
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A
company guaranty sr. unsec. notes 7.125%, 6/15/24		5,466,000	6,038,976
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A sr. notes
5.45%, 6/15/23		2,550,000	2,790,719
First Data Corp. 144A company guaranty sr. unsec. unsub. notes
7.00%, 12/1/23		2,670,000	2,851,026
First Data Corp. 144A notes 5.75%, 1/15/24		2,785,000	2,913,806
First Data Corp. 144A sr. notes 5.375%, 8/15/23		1,705,000	1,783,430
Inception Merger Sub, Inc./Rackspace Hosting, Inc. 144A sr. unsec.
notes 8.625%, 11/15/24		3,765,000	4,017,632
Infor Software Parent, LLC/Infor Software Parent, Inc. 144A
company guaranty sr. unsec. notes 7.125% (7.875%), 5/1/21 ‡‡		4,165,000	4,239,137
Infor US, Inc. company guaranty sr. unsec. notes 6.50%, 5/15/22		2,564,000	2,658,535
Iron Mountain, Inc. 144A company guaranty sr. unsec. notes
4.875%, 9/15/27 R		3,065,000	3,126,300
Micron Technology, Inc. 144A sr. unsec. unsub. notes
5.25%, 1/15/24		1,166,000	1,227,215

52 Diversified Income Trust

		Principal
CORPORATE BONDS AND NOTES (30.0%)* cont.		amount	Value
Technology cont.
Solera, LLC /Solera Finance, Inc. 144A sr. unsec. notes
10.50%, 3/1/24		$4,493,000	$5,115,056
Techem Energy Metering Service GmbH & Co. KG 144A company
guaranty sr. unsec. sub. notes 7.875%, 10/1/20 (Germany)	EUR	1,550,000	1,873,109
Trionista TopCo GmbH 144A company guaranty sr. unsec. sub.
notes 6.875%, 4/30/21 (Germany)	EUR	3,425,000	4,195,073
TTM Technologies, Inc. 144A company guaranty sr. unsec. notes
5.625%, 10/1/25		$2,260,000	2,286,838
			47,995,767
Transportation (0.1%)
Watco Cos., LLC/Watco Finance Corp. 144A company guaranty sr.
unsec. notes 6.375%, 4/1/23		2,902,000	3,010,825
			3,010,825
Utilities and power (0.9%)
AES Corp./Virginia (The) sr. unsec. notes 5.50%, 4/15/25		2,629,000	2,763,736
AES Corp./Virginia (The) sr. unsec. notes 4.875%, 5/15/23		965,000	991,538
AES Corp./Virginia (The) sr. unsec. unsub. bonds 5.125%, 9/1/27		1,497,000	1,534,425
AES Corp./Virginia (The) sr. unsec. unsub. notes 7.375%, 7/1/21		1,960,000	2,234,400
Calpine Corp. sr. unsec. sub. notes 5.75%, 1/15/25		1,946,000	1,836,538
Calpine Corp. 144A company guaranty sr. notes 5.25%, 6/1/26		1,105,000	1,099,475
Calpine Corp. 144A company guaranty sr. sub. notes
5.875%, 1/15/24		510,000	527,213
Colorado Interstate Gas Co., LLC company guaranty sr. unsec.
notes 6.85%, 6/15/37		2,495,000	2,755,084
Dynegy, Inc. company guaranty sr. unsec. notes 7.375%, 11/1/22		3,157,000	3,287,226
Dynegy, Inc. company guaranty sr. unsec. unsub. notes
7.625%, 11/1/24		1,191,000	1,234,174
Dynegy, Inc. 144A company guaranty sr. unsec. notes
8.125%, 1/30/26		2,005,000	2,070,163
Dynegy, Inc. 144A company guaranty sr. unsec. notes
8.00%, 1/15/25		1,259,000	1,303,065
Energy Transfer Equity LP sr. sub. notes 5.875%, 1/15/24		785,000	842,894
GenOn Energy, Inc. sr. unsec. sub. notes 9.875%, 10/15/20
(In default) †		1,666,000	1,212,015
NRG Energy, Inc. company guaranty sr. unsec. notes
7.25%, 5/15/26		1,216,000	1,307,200
NRG Energy, Inc. company guaranty sr. unsec. notes
6.625%, 1/15/27		2,133,000	2,234,318
NRG Energy, Inc. company guaranty sr. unsec. sub. notes
7.875%, 5/15/21		1,479,000	1,521,521
Southern Star Central Corp. 144A sr. unsec. notes 5.125%, 7/15/22		3,692,000	3,807,375
			32,562,360
Total corporate bonds and notes (cost $1,071,157,546)			$1,080,513,246

FOREIGN GOVERNMENT AND AGENCY	Principal
BONDS AND NOTES (8.2%)*	amount	Value
Argentina (Province of) 144A sr. unsec. notes 7.125%,
8/1/27 (Argentina)	$11,005,000	$11,491,102
Argentina (Republic of) sr. unsec. unsub. bonds 7.625%,
4/22/46 (Argentina)	5,710,000	6,338,100

Diversified Income Trust 53

FOREIGN GOVERNMENT AND AGENCY		Principal
BONDS AND NOTES (8.2%)* cont.		amount	Value
Argentina (Republic of) sr. unsec. unsub. bonds 6.625%,
7/6/28 (Argentina)		$2,500,000	$2,637,500
Argentina (Republic of) sr. unsec. unsub. notes 6.875%,
1/26/27 (Argentina)		15,119,000	16,336,080
Brazil (Federal Republic of) sr. unsec. unsub. bonds 5.00%,
1/27/45 (Brazil)		5,185,000	4,809,088
Brazil (Federal Republic of) sr. unsec. unsub. bonds 4.875%,
1/22/21 (Brazil)		3,755,000	4,013,156
Brazil (Federal Republic of) unsec. notes Ser. NTNF, 10.00%, 1/1/23
(Brazil) (Units)	BRL	40,990	13,662,280
Buenos Aires (Province of) unsec. FRN Argentina Deposit Rates
BADLAR + 3.83%, 24.955%, 5/31/22 (Argentina)	ARS	99,370,000	5,883,788
Buenos Aires (Province of) 144A sr. unsec. unsub. bonds 7.875%,
6/15/27 (Argentina)		$14,865,000	16,165,688
Buenos Aires (Province of) 144A sr. unsec. unsub. notes 9.125%,
3/16/24 (Argentina)		15,559,000	17,931,981
Buenos Aires (Province of) 144A sr. unsec. unsub. notes 6.50%,
2/15/23 (Argentina)		3,890,000	4,103,950
Cordoba (Province of) 144A sr. unsec. unsub. notes 7.125%,
6/10/21 (Argentina)		2,225,000	2,387,714
Costa Rica (Republic of) 144A sr. unsec. unsub. notes 7.00%, 4/4/44
(Costa Rica)		1,500,000	1,593,750
Dominican (Republic of) sr. unsec. unsub. notes Ser. REGS, 8.625%,
4/20/27 (Dominican Republic)		6,000,000	7,230,000
Dominican (Republic of) 144A sr. unsec. unsub. notes 5.95%,
1/25/27 (Dominican Republic)		2,235,000	2,402,625
Egypt (Arab Republic of) 144A sr. unsec. bonds 8.50%,
1/31/47 (Egypt)		4,920,000	5,473,500
Egypt (Arab Republic of) 144A sr. unsec. notes 6.125%,
1/31/22 (Egypt)		6,415,000	6,639,525
Hellenic (Republic of) sr. unsec. notes 4.375%, 8/1/22 (Greece)	EUR	13,802,000	16,109,008
Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3.00% (3.65%, 2/24/20), 2/24/38 (Greece) ††	EUR	644,642	535,290
Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3.00% (3.65%, 2/24/20), 2/24/36 (Greece) ††	EUR	614,000	519,287
Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3.00% (3.65%, 2/24/20), 2/24/33 (Greece) ††	EUR	814,000	725,370
Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3.00% (3.65%, 2/24/20), 2/24/32 (Greece) ††	EUR	1,051,000	953,967
Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3.00% (3.65%, 2/24/20), 2/24/31 (Greece) ††	EUR	2,764,000	2,536,420
Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3.00% (3.65%, 2/24/20), 2/24/30 (Greece) ††	EUR	10,837,000	10,146,827
Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3.00% (3.65%, 2/24/20), 2/24/29 (Greece) ††	EUR	6,993,734	6,663,387
Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3.00% (3.65%, 2/24/20), 2/24/28 (Greece) ††	EUR	12,337,512	12,165,375
Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3.00% (3.65%, 2/24/20), 2/24/27 (Greece) ††	EUR	4,433,876	4,546,938

54 Diversified Income Trust

FOREIGN GOVERNMENT AND AGENCY		Principal
BONDS AND NOTES (8.2%)* cont.		amount	Value
Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3.00% (3.65%, 2/24/20), 2/24/26 (Greece) ††	EUR	14,152,500	$14,821,992
Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3.00% (3.65%, 2/24/20), 2/24/25 (Greece) ††	EUR	14,823,487	15,771,050
Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3.00% (3.65%, 2/24/20), 2/24/23 (Greece) ††	EUR	5,181,000	5,723,566
Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 2.00% (3.00%, 2/24/20), 2/24/40 (Greece) ††	EUR	248,000	205,650
Indonesia (Republic of) 144A sr. unsec. unsub. bonds 6.625%,
2/17/37 (Indonesia)		$3,255,000	4,146,056
Indonesia (Republic of) 144A sr. unsec. unsub. notes 5.95%,
1/8/46 (Indonesia)		3,250,000	3,993,438
Indonesia (Republic of) 144A sr. unsec. unsub. notes 5.125%,
1/15/45 (Indonesia)		6,310,000	6,972,550
Indonesia (Republic of) 144A sr. unsec. unsub. notes 4.35%,
1/8/27 (Indonesia)		12,420,000	13,175,533
Indonesia (Republic of) 144A sr. unsec. unsub. notes 3.375%,
4/15/23 (Indonesia)		5,860,000	5,962,550
Ivory Coast (Republic of) 144A sr. unsec. bonds 6.125%, 6/15/33
(Ivory Coast)		8,300,000	8,180,688
Russia (Federation of) 144A sr. unsec. notes 4.50%, 4/4/22 (Russia)		1,925,000	2,054,938
Russia (Federation of) 144A sr. unsec. unsub. bonds 12.75%,
6/24/28 (Russia)		3,715,000	6,529,113
Russia (Federation of) 144A sr. unsec. unsub. bonds 5.625%,
4/4/42 (Russia)		6,600,000	7,334,250
Turkey (Republic of) unsec. notes 11.00%, 3/2/22 (Turkey)	TRY	16,942,000	4,778,824
United Mexican States sr. unsec. unsub. notes 4.15%,
3/28/27 (Mexico)		$8,574,000	9,015,981
United Mexican States sr. unsec. unsub. notes Ser. MTN, 4.75%,
3/8/44 (Mexico)		150,000	154,634
Venezuela (Bolivarian Republic of) sr. unsec. bonds 7.00%,
3/31/38 (Venezuela)		2,900,000	960,625
Vietnam (Republic of) 144A sr. unsec. bonds 4.80%,
11/19/24 (Vietnam)		600,000	641,014
Total foreign government and agency bonds and notes (cost $279,838,783)			$294,424,148

	Principal
SENIOR LOANS (1.5%)*c	amount	Value
Academy, Ltd. bank term loan FRN Ser. B, BBA LIBOR USD 3 Month
+ 4.00%, 5.273%, 7/2/22	$2,242,402	$1,506,894
ASP AMC Merger Sub, Inc. bank term loan FRN Ser. B, BBA LIBOR
USD 3 Month + 3.50%, 4.833%, 4/21/24	1,027,695	1,013,243
Avaya, Inc. bank term loan FRN Ser. B6, BBA LIBOR USD 3 Month
+ 5.50%, 6.814%, 3/31/18 (In default) †	2,165,986	1,819,428
Avaya, Inc. bank term loan FRN Ser. B7, BBA LIBOR USD 3 Month
+ 5.25%, 6.564%, 5/29/20 (In default) †	2,345,156	1,993,383
Brand Energy & Infrastructure Services, Inc. bank term loan FRN
BBA LIBOR USD 3 Month + 4.25%, 5.522%, 6/21/24	2,870,000	2,881,414
BWAY Corp. bank term loan FRN Ser. B, BBA LIBOR USD 3 Month
+ 3.25%, 4.481%, 4/3/24	812,963	814,124
Caesars Entertainment Operating Co., Inc. bank term loan
FRN Ser. B6, BBA LIBOR USD 3 Month + 7.75%, 11.75%, 3/1/18
(In default) †	4,010,095	4,862,240

Diversified Income Trust 55

	Principal
SENIOR LOANS (1.5%)*c cont.	amount	Value
Capital Automotive LP bank term loan FRN BBA LIBOR USD
3 Month + 6.00%, 7.235%, 3/24/25	$669,399	$676,093
Casella Waste Systems, Inc. bank term loan FRN Ser. B, BBA LIBOR
USD 3 Month + 2.75%, 3.984%, 10/17/23	5,004,850	5,017,362
CCC Information Services, Inc. bank term loan FRN BBA LIBOR USD
3 Month + 6.75%, 7.985%, 3/30/25	808,000	830,220
Chesapeake Energy Corp. bank term loan FRN BBA LIBOR USD
3 Month + 7.50%, 8.814%, 8/23/21	3,300,000	3,544,408
Del Monte Foods, Inc. bank term loan FRN BBA LIBOR USD 3 Month
+ 7.25%, 8.69%, 8/18/21	1,435,000	688,800
First Data Corp. bank term loan FRN BBA LIBOR USD 3 Month
+ 2.50%, 3.737%, 4/26/24	618,731	620,348
Forterra Finance, LLC bank term loan FRN BBA LIBOR USD 3 Month
+ 3.00%, 4.235%, 10/25/23	598,000	505,310
FTS International, Inc. bank term loan FRN Ser. B, BBA LIBOR USD
3 Month + 4.75%, 5.985%, 4/16/21	2,876,000	2,683,668
Getty Images, Inc. bank term loan FRN Ser. B, BBA LIBOR USD
3 Month + 3.50%, 4.833%, 10/18/19	2,078,285	1,794,005
iHeartCommunications, Inc. bank term loan FRN Ser. D, BBA LIBOR
USD 3 Month + 6.75%, 8.083%, 1/30/19	2,744,000	2,107,392
Kronos, Inc./MA bank term loan FRN BBA LIBOR USD 3 Month
+ 8.25%, 9.561%, 11/1/24	1,125,000	1,157,906
Kronos, Inc./MA bank term loan FRN Ser. B, BBA LIBOR USD
3 Month + 3.50%, 4.811%, 11/1/23	618,335	621,332
MEG Energy Corp. bank term loan FRN BBA LIBOR USD 3 Month
+ 3.50%, 4.833%, 12/31/23	1,599,960	1,591,103
Navistar, Inc. bank term loan FRN Ser. B, BBA LIBOR USD 3 Month
+ 4.00%, 5.24%, 8/7/20	3,168,563	3,189,687
Neiman Marcus Group, Ltd., Inc. bank term loan FRN BBA LIBOR
USD 3 Month + 3.25%, 4.481%, 10/25/20	2,198,142	1,634,868
PetSmart, Inc. bank term loan FRN Ser. B, BBA LIBOR USD 3 Month
+ 3.00%, 4.24%, 3/10/22	723,151	612,354
Rackspace Hosting, Inc. bank term loan FRN Ser. B, BBA LIBOR
USD 3 Month + 3.00%, 4.311%, 11/3/23	647,749	646,246
Revlon Consumer Products Corp. bank term loan FRN Ser. B, BBA
LIBOR USD 3 Month + 3.50%, 4.735%, 9/7/23	2,257,200	2,020,901
Reynolds Group Holdings, Inc. bank term loan FRN BBA LIBOR USD
3 Month + 3.00%, 4.235%, 2/5/23	1,668,182	1,674,738
Robertshaw Holdings Corp. bank term loan FRN BBA LIBOR USD
3 Month + 9.00%, 10.25%, 2/4/25	510,000	506,175
Robertshaw Holdings Corp. bank term loan FRN BBA LIBOR USD
3 Month + 4.50%, 5.75%, 8/10/24	865,000	871,488
Solenis International LP bank term loan FRN BBA LIBOR USD
3 Month + 6.75%, 8.067%, 7/31/22	435,000	433,233
Talbots, Inc. (The) bank term loan FRN BBA LIBOR USD 3 Month
+ 8.50%, 9.735%, 3/19/21	2,088,649	2,025,989
Talbots, Inc. (The) bank term loan FRN BBA LIBOR USD 3 Month
+ 4.50%, 5.735%, 3/19/20	2,051,865	1,959,531
Valeant Pharmaceuticals International, Inc. bank term loan FRN
Ser. BF1, BBA LIBOR USD 3 Month + 4.75%, 5.99%, 4/1/22	619,977	630,780
Vertiv Intermediate Holding II Corp. bank term loan FRN Ser. B, BBA
LIBOR USD 3 Month + 4.00%, 5.235%, 11/30/23	1,176,228	1,183,580
Total senior loans (cost $56,907,349)		$54,118,243

56 Diversified Income Trust

PURCHASED SWAP OPTIONS OUTSTANDING (1.3%)*
Counterparty			Notional/
Fixed right % to receive or (pay)/	Expiration		contract
Floating rate index/Maturity date	date/strike		amount	Value
Bank of America N.A.
(1.9325)/3 month USD-LIBOR-BBA/Aug-19	Aug-18/1.9325		$695,724,000	$1,927,155
(2.2625)/3 month USD-LIBOR-BBA/Aug-22	Aug-21/2.2625		313,075,600	1,750,093
2.2625/3 month USD-LIBOR-BBA/Aug-22	Aug-21/2.2625		313,075,600	1,627,993
1.9325/3 month USD-LIBOR-BBA/Aug-19	Aug-18/1.9325		695,724,000	1,106,201
Citibank, N.A.
(2.518)/3 month USD-LIBOR-BBA/May-49	May-19/2.518		30,611,850	2,438,539
2.1565/3 month USD-LIBOR-BBA/Oct-27	Oct-17/2.1565		464,019,700	853,796
(1.896)/3 month USD-LIBOR-BBA/Dec-22	Dec-17/1.896		89,331,000	805,766
(1.975)/3 month USD-LIBOR-BBA/Nov-22	Nov-17/1.975		139,144,200	801,471
(2.57)/3 month USD-LIBOR-BBA/Nov-22	Nov-17/2.57		139,144,200	741,639
2.57/3 month USD-LIBOR-BBA/Nov-22	Nov-17/2.57		139,144,200	562,143
2.135/3 month USD-LIBOR-BBA/Oct-27	Oct-17/2.135		464,019,700	505,781
1.9175/3 month USD-LIBOR-BBA/Mar-19	Mar-18/1.9175		417,434,000	467,526
1.975/3 month USD-LIBOR-BBA/Nov-22	Nov-17/1.975		139,144,200	396,561
1.6525/3 month USD-LIBOR-BBA/Dec-18	Dec-17/1.6525		417,434,400	217,066
1.896/3 month USD-LIBOR-BBA/Dec-22	Dec-17/1.896		89,331,000	175,089
(1.091)/6 month EUR-EURIBOR-Reuters/Jul-23	Jul-18/1.091	EUR	47,696,800	73,848
1.541/3 month USD-LIBOR-BBA/Nov-18	Nov-17/1.541		$556,579,200	72,355
1.905/3 month USD-LIBOR-BBA/Oct-27	Oct-17/1.905		309,347,000	30,935
2.023/3 month USD-LIBOR-BBA/Oct-27	Oct-17/2.023		208,716,900	16,697
Credit Suisse International
(2.09)/3 month USD-LIBOR-BBA/Oct-27	Oct-17/2.09		210,962,000	4,031,484
(2.18)/3 month USD-LIBOR-BBA/Oct-27	Oct-17/2.18		278,289,600	3,434,094
(2.34875)/3 month USD-LIBOR-BBA/Oct-27	Oct-17/2.34875		421,924,000	1,561,119
(2.187)/3 month USD-LIBOR-BBA/Oct-27	Oct-17/2.187		141,806,250	1,307,454
(2.41625)/3 month USD-LIBOR-BBA/Oct-27	Oct-17/2.41625		556,579,200	1,085,329
Goldman Sachs International
(0.597)/3 month GBP-LIBOR-BBA/Nov-19	Nov-17/0.597	GBP	357,726,000	2,607,679
(2.25)/3 month USD-LIBOR-BBA/Oct-27	Oct-17/2.25		$208,716,900	1,671,822
(1.6775)/3 month USD-LIBOR-BBA/Nov-18	Nov-17/1.6775		333,947,520	874,943
2.27/3 month USD-LIBOR-BBA/Mar-28	Mar-18/2.27		66,789,600	838,209
2.485/3 month USD-LIBOR-BBA/Mar-48	Mar-18/2.485		27,829,050	814,000
-0.117/6 month EUR-EURIBOR-Reuters/Nov-19	Nov-17/-0.117	EUR	476,968,000	512,993
(2.55)/3 month USD-LIBOR-BBA/Oct-27	Oct-17/2.55		$417,434,400	179,497
(-0.117)/6 month EUR-EURIBOR-Reuters/Nov-19	Nov-17/-0.117	EUR	476,968,000	152,207
2.09275/3 month USD-LIBOR-BBA/Oct-27	Oct-17/2.09275		$479,028,500	105,386
2.015/3 month USD-LIBOR-BBA/Oct-27	Oct-17/2.015		239,514,000	91,015
1.995/3 month USD-LIBOR-BBA/Oct-27	Oct-17/1.995		239,514,000	88,620
1.95/3 month USD-LIBOR-BBA/Nov-27	Nov-17/1.95		239,514,000	74,249
1.796/3 month USD-LIBOR-BBA/Oct-18	Oct-17/1.796		417,434,400	45,918
1.6775/3 month USD-LIBOR-BBA/Nov-18	Nov-17/1.6775		333,947,520	36,734
0.597/3 month GBP-LIBOR-BBA/Nov-19	Nov-17/0.597	GBP	357,726,000	28,761
0.538/3 month GBP-LIBOR-BBA/Oct-18	Oct-17/0.538	GBP	515,125,900	6,903
1.3463/3 month GBP-LIBOR-BBA/Oct-27	Oct-17/1.3463	GBP	47,696,800	3,835
1.296/3 month USD-LIBOR-BBA/Oct-18	Oct-17/1.296		$834,868,800	835
1.925/3 month USD-LIBOR-BBA/Oct-27	Oct-17/1.925		309,347,000	309

Diversified Income Trust 57

PURCHASED SWAP OPTIONS OUTSTANDING (1.3%)* cont.
Counterparty		Notional/
Fixed right % to receive or (pay)/	Expiration	contract
Floating rate index/Maturity date	date/strike	amount	Value
JPMorgan Chase Bank N.A.
(2.176)/3 month USD-LIBOR-BBA/Oct-27	Oct-17/2.176	$208,716,900	$2,341,804
(1.919)/3 month USD-LIBOR-BBA/Aug-19	Aug-18/1.919	695,724,000	1,975,856
(2.23)/3 month USD-LIBOR-BBA/Oct-27	Oct-17/2.23	208,716,900	1,788,704
(2.25)/3 month USD-LIBOR-BBA/Aug-22	Aug-21/2.25	313,075,600	1,768,877
2.25/3 month USD-LIBOR-BBA/Aug-22	Aug-21/2.25	313,075,600	1,609,209
1.919/3 month USD-LIBOR-BBA/Aug-19	Aug-18/1.919	695,724,000	1,071,415
(2.456)/3 month USD-LIBOR-BBA/Oct-27	Oct-17/2.456	417,433,800	179,497
(2.53)/3 month USD-LIBOR-BBA/Oct-27	Oct-17/2.53	417,434,400	141,928
1.585/3 month USD-LIBOR-BBA/Oct-18	Oct-17/1.585	417,432,000	104,358
(1.585)/3 month USD-LIBOR-BBA/Oct-18	Oct-17/1.585	417,432,000	37,569
(2.81025)/3 month USD-LIBOR-BBA/Oct-27	Oct-17/2.81025	278,289,600	278
Total purchased swap options outstanding (cost $50,992,259)			$45,143,544

	Principal
CONVERTIBLE BONDS AND NOTES (1.0%)*	amount	Value
Basic materials (—%)
Cemex SAB de CV cv. unsec. sub. notes 3.72%, 3/15/20 (Mexico)	$322,000	$360,640
		360,640
Capital goods (0.1%)
Aerojet Rocketdyne Holdings, Inc. 144A cv. sr. unsec. sub. notes
2.25%, 12/15/23	345,000	513,834
Dycom Industries, Inc. cv. sr. unsec. notes 0.75%, 9/15/21	498,000	565,853
Greenbrier Cos., Inc. (The) 144A cv. sr. unsec. notes 2.875%, 2/1/24	367,000	412,416
Horizon Global Corp. cv. sr. unsec. unsub. notes 2.75%, 7/1/22	283,000	292,198
II-VI, Inc. 144A cv. sr. unsec. notes 0.25%, 9/1/22	175,000	195,344
Kaman Corp. 144A cv. sr. unsec. notes 3.25%, 5/1/24	290,000	313,925
		2,293,570
Communication services (—%)
DISH Network Corp. cv. sr. unsec. Notes 3.375%, 8/15/26	991,000	1,108,681
		1,108,681
Consumer cyclicals (0.2%)
Euronet Worldwide, Inc. cv. sr. unsec. bonds 1.50%, 10/1/44	451,000	609,978
Liberty Interactive, LLC 144A cv. sr. unsec. bonds 1.75%, 9/30/46	814,000	964,590
Liberty Media Corp. cv. sr. unsec. bonds 1.375%, 10/15/23	739,000	894,042
Liberty Media Corp. cv. sr. unsec. unsub. bonds 2.25%, 9/30/46	345,000	366,563
Live Nation Entertainment, Inc. cv. sr. unsec. bonds 2.50%, 5/15/19	365,000	481,572
Macquarie Infrastructure Corp. cv. sr. unsec. unsub. notes
2.00%, 10/1/23	374,000	362,313
Navistar International Corp. cv. sr. unsec. sub. bonds
4.75%, 4/15/19	366,000	401,228
Priceline Group, Inc. (The) cv. sr. unsec. Bonds 0.90%, 9/15/21	230,000	263,925
Priceline Group, Inc. (The) cv. sr. unsec. unsub. notes
1.00%, 3/15/18	583,000	1,125,554
Square, Inc. 144A cv. sr. unsec. notes 0.375%, 3/1/22	371,000	520,559
Tesla, Inc. cv. sr. unsec. sub. notes 1.25%, 3/1/21	273,000	307,466
		6,297,790

58 Diversified Income Trust

	Principal
CONVERTIBLE BONDS AND NOTES (1.0%)* cont.	amount	Value
Consumer staples (—%)
IAC FinanceCo, Inc. 144A cv. company guaranty sr. unsec. notes
0.875%, 10/1/22	$423,000	$440,184
Liberty Expedia Holdings, Inc. cv. sr. unsec. unsub. bonds
1.00%, 6/30/47	465,000	494,353
Vector Group, Ltd. cv. sr. unsec. sub. notes 1.75%, 4/15/20	356,000	406,285
Wayfair, Inc. 144A cv. sr. unsec. sub. notes 0.375%, 9/1/22	263,000	254,781
		1,595,603
Energy (0.1%)
CHC Group, LLC/CHC Finance Ltd. cv. notes Ser. AI, zero %, 10/1/20
(acquired 2/2/17, cost $392,302) (Cayman Islands) ∆∆	566,658	861,320
Chesapeake Energy Corp. 144A cv. sr. unsec. bonds 5.50%, 9/15/26	417,000	382,598
Oasis Petroleum, Inc. cv. sr. unsec. notes 2.625%, 9/15/23	249,000	271,099
Whiting Petroleum Corp. cv. company guaranty sr. unsec. unsub.
notes 1.25%, 4/1/20	580,000	516,925
		2,031,942
Financials (0.1%)
Blackstone Mortgage Trust, Inc. cv. sr. unsec. unsub. notes
5.25%, 12/1/18 R	522,000	596,059
Colony Starwood Homes 144A cv. sr. unsec. notes 3.50%, 1/15/22 R	452,000	507,653
Encore Capital Group, Inc. cv. company guaranty sr. unsec. bonds
3.00%, 7/1/20	277,000	316,819
Hercules Capital, Inc. 144A cv. sr. unsec. notes 4.375%, 2/1/22	242,000	245,781
Heritage Insurance Holdings, Inc. 144A cv. company guaranty sr.
unsec. bonds 5.875%, 8/1/37	209,000	224,153
Starwood Property Trust, Inc. cv. sr. unsec. unsub. notes
4.00%, 1/15/19 R	501,000	557,989
		2,448,454
Health care (0.1%)
BioMarin Pharmaceutical, Inc. cv. sr. unsec. sub. notes
1.50%, 10/15/20	324,000	387,788
Clovis Oncology, Inc. cv. sr. unsec. notes 2.50%, 9/15/21	261,000	402,266
Hologic, Inc. cv. sr. unsec. unsub. notes stepped-coupon 2.00%
(zero %, 3/1/18), 3/1/42 ††	205,000	249,588
Impax Laboratories, Inc. cv. sr. unsec. notes 2.00%, 6/15/22	469,000	421,514
Jazz Investments I, Ltd. cv. company guaranty sr. unsec. sub.
bonds 1.875%, 8/15/21 (Ireland)	955,000	1,005,734
Medicines Co. (The) cv. sr. unsec. unsub. notes 2.75%, 7/15/23	543,000	570,829
Neurocrine Biosciences, Inc. 144A cv. sr. unsec. notes
2.25%, 5/15/24	160,000	182,100
Nevro Corp. cv. sr. unsec. unsub. notes 1.75%, 6/1/21	234,000	278,899
Pacira Pharmaceuticals, Inc. (Delaware) 144A cv. sr. unsec. sub.
notes 2.375%, 4/1/22	380,000	370,975
Sucampo Pharmaceuticals, Inc. cv. sr. unsec. notes
3.25%, 12/15/21	379,000	391,554
Teladoc, Inc. 144A cv. sr. unsec. notes 3.00%, 12/15/22	258,000	280,091
Wright Medical Group, Inc. cv. sr. unsec. notes 2.00%, 2/15/20	360,000	389,025
		4,930,363

Diversified Income Trust 59

	Principal
CONVERTIBLE BONDS AND NOTES (1.0%)* cont.	amount	Value
Technology (0.4%)
Carbonite, Inc. 144A cv. sr. unsec. unsub. notes 2.50%, 4/1/22	$196,000	$222,215
Citrix Systems, Inc. cv. sr. unsec. notes 0.50%, 4/15/19	246,000	285,360
Cypress Semiconductor Corp. cv. sr. unsec. notes 4.50%, 1/15/22	361,000	471,331
Electronics For Imaging, Inc. cv. sr. unsec. unsub. bonds
0.75%, 9/1/19	457,000	474,994
Finisar Corp. cv. sr. unsec. unsub. bonds 0.50%, 12/15/36	420,000	393,750
HubSpot, Inc. 144A cv. sr. unsec. notes 0.25%, 6/1/22	372,000	411,758
Inphi Corp. 144A cv. sr. unsec. notes 0.75%, 9/1/21	370,000	379,019
Integrated Device Technology, Inc. cv. sr. unsec. unsub. notes
0.875%, 11/15/22	516,000	551,475
Intel Corp. cv. jr. unsec. sub. notes 3.25%, 8/1/39	531,000	975,713
J2 Cloud Services, LLC cv. sr. unsec. notes 3.25%, 6/15/29	413,000	511,346
Jazz US Holdings, Inc. cv. company guaranty sr. unsec. notes
8.00%, 12/31/18	90,000	279,281
Microchip Technology, Inc. 144A cv. sr. unsec. sub. notes
1.625%, 2/15/27	1,417,000	1,720,769
Micron Technology, Inc. cv. sr. unsec. bonds 3.00%, 11/15/43	605,000	836,034
Micron Technology, Inc. cv. sr. unsec. bonds Ser. E, 1.625%, 2/15/33	191,000	685,332
Nice Systems, Inc. 144A cv. company guaranty sr. unsec. notes
1.25%, 1/15/24	375,000	422,813
Novellus Systems, Inc. cv. company guaranty sr. unsec. notes
2.625%, 5/15/41	232,000	1,274,550
NXP Semiconductors NV cv. sr. unsec. bonds 1.00%, 12/1/19	305,000	368,669
ON Semiconductor Corp. cv. company guaranty sr. unsec. unsub.
notes 1.00%, 12/1/20	587,000	700,364
OSI Systems, Inc. 144A cv. sr. unsec. unsub. notes 1.25%, 9/1/22	489,000	528,120
Proofpoint, Inc. cv. sr. unsec. unsub. notes 0.75%, 6/15/20	448,000	559,720
RealPage, Inc. 144A cv. sr. unsec. notes 1.50%, 11/15/22	514,000	597,525
Red Hat, Inc. cv. sr. unsec. unsub. bonds 0.25%, 10/1/19	351,000	540,101
salesforce.com, Inc. cv. sr. unsec. unsub. notes 0.25%, 4/1/18	416,000	584,220
ServiceNow, Inc. cv. sr. unsec. unsub. bonds zero %, 11/1/18	276,000	443,153
Teradyne, Inc. 144A cv. sr. unsec. notes 1.25%, 12/15/23	452,000	601,443
TTM Technologies, Inc. cv. sr. unsec. notes 1.75%, 12/15/20	248,000	418,500
Twitter, Inc. cv. sr. unsec. unsub. bonds 1.00%, 9/15/21	441,000	404,893
Workday, Inc. 144A cv. sr. unsec. notes 0.25%, 10/1/22	263,000	261,521
		15,903,969
Transportation (—%)
Air Transport Services Group, Inc. 144A cv. sr. unsec. notes
1.125%, 10/15/24	439,000	453,542
Scorpio Tankers, Inc. 144A cv. sr. unsec. sub. notes 2.375%, 7/1/19	257,000	230,818
		684,360
Total convertible bonds and notes (cost $35,883,045)		$37,655,372

60 Diversified Income Trust

PURCHASED OPTIONS	Expiration
OUTSTANDING (0.2%)*	date/strike	Notional	Contract
Counterparty	price	amount	amount	Value
Bank of America N.A.
USD/CNH (Put)	Dec-17/CNH 6.50	$176,208,600	$176,208,600	$227,485
JPMorgan Chase Bank N.A.
Federal National Mortgage
Association 30 yr 3.00% TBA
commitments (Put)	Dec-17/$100.52	176,000,000	176,000,000	1,658,272
Federal National Mortgage
Association 30 yr 3.00% TBA
commitments (Put)	Dec-17/100.42	176,000,000	176,000,000	1,558,832
Federal National Mortgage
Association 30 yr 3.00% TBA
commitments (Put)	Dec-17/100.33	176,000,000	176,000,000	1,463,264
Federal National Mortgage
Association 30 yr 3.00% TBA
commitments (Call)	Nov-17/100.91	352,000,000	352,000,000	717,024
Federal National Mortgage
Association 30 yr 3.00% TBA
commitments (Call)	Nov-17/100.24	418,000,000	418,000,000	1,894,794
Federal National Mortgage
Association 30 yr 2.50% TBA
commitments (Call)	Oct-17/98.16	64,000,000	64,000,000	832
Total purchased options outstanding (cost $10,259,976)				$7,520,503

COMMON STOCKS (—%)*		Shares	Value
Nine Point Energy		29,667	$408,218
Total common stocks (cost $474,672)			$408,218

	Principal amount/
SHORT-TERM INVESTMENTS (16.0%)*		shares	Value
Canada (Government of) commercial paper 1.200%, 10/3/17		$10,000,000	$9,998,844
Chariot Funding, LLC asset backed commercial paper
1.181%, 10/11/17		15,000,000	14,993,920
CHARTA, LLC asset backed commercial paper 1.263%, 11/16/17		15,000,000	14,974,680
Interest in $58,346,000 tri-party repurchase agreement dated
9/29/17 with Merrill Lynch, Pierce, Fenner & Smith, Inc. due
10/2/17 — maturity value of $58,351,203 for an effective yield of 1.070% (collateralized by a mortgage backed security with a coupon rate of 4.000% and a due date of 4/20/47, valued
at $59,512,920)		58,346,000	58,346,000
Interest in $58,000,000 tri-party repurchase agreement
dated 9/29/17 with RBC Capital Markets, LLC due 10/2/17 —
maturity value of $58,005,027 for an effective yield of 1.040%
(collateralized by various mortgage backed securities with
coupon rates ranging from 3.000% to 4.000% and due dates
ranging from 4/1/43 to 9/20/47, valued at $59,165,128)		58,000,000	58,000,000
Putnam Short Term Investment Fund 1.17% L	Shares	234,029,562	234,029,562
State Street Institutional U.S. Government Money Market Fund,
Premier Class 0.92% P	Shares	3,805,000	3,805,000
Thunder Bay Funding, LLC asset backed commercial paper
1.232%, 11/13/17		$15,000,000	14,976,094
U.S. Treasury Bills 1.114%, 2/8/18 ∆§		23,404,000	23,313,427
U.S. Treasury Bills 1.081%, 2/15/18 ∆§		445,000	443,184

Diversified Income Trust 61

	Principal
SHORT-TERM INVESTMENTS (16.0%)* cont.	amount	Value
U.S. Treasury Bills 1.054%, 1/18/18 # ∆§	$30,874,000	$30,780,452
U.S. Treasury Bills 1.052%, 2/1/18 ∆ §	2,026,000	2,018,688
U.S. Treasury Bills 1.043%, 1/25/18 ∆ §	13,150,000	13,106,103
U.S. Treasury Bills 1.043%, 1/11/18 ∆ §	2,048,000	2,042,182
U.S. Treasury Bills 1.037%, 12/7/17 # ∆§	47,308,000	47,222,570
U.S. Treasury Bills 1.033%, 12/14/17 ∆ §	46,613,000	46,522,496
Total short-term investments (cost $574,562,416)		$574,573,202

TOTAL INVESTMENTS
Total investments (cost $5,379,922,499)		$5,336,401,252

Key to holding’s currency abbreviations

ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CNH	Chinese Yuan (Offshore)
CZK	Czech Koruna
EUR	Euro
GBP	British Pound
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
TRY	Turkish Lira
USD /$	United States Dollar

Key to holding’s abbreviations

bp	Basis Points
DAC	Designated Activity Company
EMTN	Euro Medium Term Notes
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period.
Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor.
IO	Interest Only
MTN	Medium Term Notes
OAO	Open Joint Stock Company
OJSC	Open Joint Stock Company
OTC	Over-the-counter
PJSC	Public Joint Stock Company
PO	Principal Only
REGS	Securities sold under Regulation S may not be offered, sold or delivered within the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the
Securities Act of 1933.
TBA	To Be Announced Commitments

62 Diversified Income Trust

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from October 1, 2016 through September 30, 2017 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $3,596,657,178.

† This security is non-income-producing.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

∆∆ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $861,320, or less than 0.1% of net assets.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer. The rate shown in parenthesis is the rate paid in kind, if applicable.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $558,891 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $51,024,998 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).

§ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period. Collateral at period end totaled $110,758,226 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).

## Forward commitment, in part or in entirety (Note 1).

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).

i This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

R Real Estate Investment Trust.

W The rate shown represents the weighted average coupon associated with the underlying mortgage pools. Rates may be subject to a cap or floor.

At the close of the reporting period, the fund maintained liquid assets totaling $971,038,834 to cover certain derivative contracts and delayed delivery securities.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

Diversified Income Trust 63

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA commitments.

The dates shown on debt obligations are the original maturity dates.

DIVERSIFICATION BY COUNTRY
Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any
(as a percentage of Portfolio Value):
United States	87.5%	Mexico	0.8%
Greece	1.7	Indonesia	0.7
Argentina	1.6	United Kingdom	0.6
Russia	1.5	Luxembourg	0.5
Brazil	1.3	Other	2.5
Canada	1.3	Total	100.0%

FORWARD CURRENCY CONTRACTS at 9/30/17 (aggregate face value $1,931,170,514)
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Bank of America N. A.
	Australian Dollar	Buy	10/18/17	$20,479,787	$19,527,412	$952,375
	Canadian Dollar	Buy	10/18/17	63,000	996,085	(933,085)
	Euro	Sell	12/20/17	17,713,059	17,820,300	107,241
	New Zealand Dollar	Buy	10/18/17	18,387,205	18,361,734	25,471
	New Zealand Dollar	Sell	10/18/17	18,387,205	18,417,361	30,156
	Norwegian Krone	Buy	12/20/17	27,214,297	27,454,992	(240,695)
	Russian Ruble	Buy	12/20/17	36,230,218	35,305,885	924,333
Barclays Bank PLC
	Australian Dollar	Buy	10/18/17	11,622,997	11,336,235	286,762
	British Pound	Sell	12/20/17	5,185,474	5,025,946	(159,528)
	Euro	Sell	12/20/17	35,410,922	35,786,250	375,328
	Japanese Yen	Sell	11/15/17	1,821,304	1,857,113	35,809
	New Zealand Dollar	Buy	10/18/17	24,743,994	25,237,112	(493,118)
	New Zealand Dollar	Sell	10/18/17	24,743,994	24,715,716	(28,278)
Citibank, N.A.
	Australian Dollar	Buy	10/18/17	17,914,196	17,824,665	89,531
	Australian Dollar	Sell	10/18/17	17,914,196	18,109,865	195,669
	Brazilian Real	Buy	10/3/17	27,154,571	27,179,858	(25,287)
	Brazilian Real	Sell	10/3/17	27,154,571	26,532,220	(622,351)
	Brazilian Real	Sell	1/3/18	9,495,111	9,598,257	103,146
	British Pound	Sell	12/20/17	15,076,759	14,456,657	(620,102)
	Canadian Dollar	Buy	10/18/17	37,177,505	36,694,950	482,555
	Canadian Dollar	Sell	10/18/17	37,177,505	36,820,002	(357,503)
	Japanese Yen	Sell	11/15/17	5,739	5,865	126
	Mexican Peso	Buy	10/18/17	6,178,613	6,112,176	66,437
	Mexican Peso	Sell	10/18/17	6,178,613	6,212,487	33,874
	New Zealand Dollar	Sell	10/18/17	39,249,496	39,288,131	38,635
	Norwegian Krone	Buy	12/20/17	25,344,542	25,888,296	(543,754)

64 Diversified Income Trust

FORWARD CURRENCY CONTRACTS at 9/30/17 (aggregate face value $1,931,170,514) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Citibank, N.A. cont.
	Russian Ruble	Buy	12/20/17	$35,674,239	$35,205,241	$468,998
	South African Rand	Buy	10/18/17	621,380	627,898	(6,518)
	South African Rand	Sell	10/18/17	621,380	619,822	(1,558)
	Swedish Krona	Sell	12/20/17	18,867,418	19,345,006	477,588
Credit Suisse International
	Australian Dollar	Buy	10/18/17	5,053,774	4,927,747	126,027
	Euro	Buy	12/20/17	11,014,337	11,208,170	(193,833)
	Japanese Yen	Sell	11/15/17	35,346,077	35,886,814	540,737
	New Zealand Dollar	Buy	10/18/17	6,454,632	6,447,379	7,253
	New Zealand Dollar	Sell	10/18/17	6,454,632	6,502,961	48,329
	Swedish Krona	Sell	12/20/17	17,905,499	17,901,764	(3,735)
Goldman Sachs International
	Australian Dollar	Buy	10/18/17	1,714,734	3,354,875	(1,640,141)
	Canadian Dollar	Buy	10/18/17	18,643,016	18,131,548	511,468
	Canadian Dollar	Sell	10/18/17	18,643,016	18,355,383	(287,633)
	Euro	Buy	12/20/17	17,978,362	18,153,367	(175,005)
	Hungarian Forint	Sell	12/20/17	17,322,133	17,541,329	219,196
	Indonesian Rupiah	Sell	11/15/17	47,663	66,030	18,367
	Japanese Yen	Sell	11/15/17	312,936	319,732	6,796
	New Zealand Dollar	Buy	10/18/17	7,905,225	8,199,462	(294,237)
	South African Rand	Sell	10/18/17	14,557,729	15,064,798	507,069
	Swedish Krona	Sell	12/20/17	23,319,699	24,042,940	723,241
	Swiss Franc	Sell	12/20/17	1,286,892	1,287,401	509
	Turkish Lira	Buy	12/20/17	50,682,949	51,836,681	(1,153,732)
HSBC Bank USA, National Association
	Australian Dollar	Buy	10/18/17	18,638,785	18,712,385	(73,600)
	British Pound	Sell	12/20/17	9,367,030	9,085,625	(281,405)
	Canadian Dollar	Buy	10/18/17	36,037,159	35,588,629	448,530
	Canadian Dollar	Sell	10/18/17	36,037,159	35,808,486	(228,673)
	Euro	Sell	12/20/17	17,814,906	18,064,561	249,655
	Japanese Yen	Sell	11/15/17	17,491,585	18,053,010	561,425
	Mexican Peso	Sell	10/18/17	11,149,484	11,288,533	139,049
	New Zealand Dollar	Buy	10/18/17	52,767,692	52,963,652	(195,960)
	New Zealand Dollar	Sell	10/18/17	52,767,692	53,418,514	650,822
JPMorgan Chase Bank N.A.
	Australian Dollar	Buy	10/18/17	17,289,445	18,219,973	(930,528)
	British Pound	Sell	12/20/17	474,960	462,739	(12,221)
	Canadian Dollar	Buy	10/18/17	38,237,937	38,069,740	168,197
	Canadian Dollar	Sell	10/18/17	38,056,790	38,233,638	176,848
	Euro	Sell	12/20/17	14,896,087	15,156,513	260,426
	Indonesian Rupiah	Sell	11/15/17	47,663	91,882	44,219
	Japanese Yen	Sell	11/15/17	17,864,786	18,186,361	321,575
	Mexican Peso	Buy	10/18/17	4,694	4,718	(24)
	Mexican Peso	Sell	10/18/17	4,694	4,759	65

Diversified Income Trust 65

FORWARD CURRENCY CONTRACTS at 9/30/17 (aggregate face value $1,931,170,514) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
	JPMorgan Chase Bank N.A. cont.
	New Zealand Dollar	Buy	10/18/17	$15,478,002	$15,906,941	$(428,939)
	Norwegian Krone	Buy	12/20/17	17,712,563	18,058,200	(345,637)
	South African Rand	Buy	10/18/17	17,366,838	17,533,338	(166,500)
	South African Rand	Sell	10/18/17	17,366,838	17,829,040	462,202
	Swedish Krona	Sell	12/20/17	34,860,388	35,252,873	392,485
	Royal Bank of Scotland PLC (The)
	Australian Dollar	Buy	10/18/17	26,360,262	25,712,945	647,317
	Canadian Dollar	Buy	10/18/17	15,229,112	14,478,339	750,773
	Euro	Buy	12/20/17	495,591	582,540	(86,949)
	Japanese Yen	Sell	11/15/17	11,681,490	11,933,864	252,374
	New Zealand Dollar	Buy	10/18/17	17,036,909	16,922,165	114,744
	Norwegian Krone	Buy	12/20/17	6,859,251	7,027,707	(168,456)
	Swedish Krona	Sell	12/20/17	17,648,989	18,095,859	446,870
	Turkish Lira	Buy	12/20/17	30,069,436	30,824,439	(755,003)
	State Street Bank and Trust Co.
	Australian Dollar	Buy	10/18/17	2,980,078	3,047,296	(67,218)
	British Pound	Sell	12/20/17	18,194,357	18,418,721	224,364
	Canadian Dollar	Buy	10/18/17	20,523,822	20,211,182	312,640
	Canadian Dollar	Sell	10/18/17	20,523,822	20,764,152	240,330
	Euro	Buy	12/20/17	18,035,697	18,224,193	(188,496)
	Japanese Yen	Sell	11/15/17	311,615	318,383	6,768
	New Zealand Dollar	Buy	10/18/17	31,768,495	32,534,926	(766,431)
	Norwegian Krone	Buy	12/20/17	43,977,625	44,969,597	(991,972)
	Swedish Krona	Sell	12/20/17	15,891,683	16,268,034	376,351
UBS AG
	Australian Dollar	Buy	10/18/17	7,970,640	8,166,859	(196,219)
	British Pound	Sell	12/20/17	29,815,030	28,902,254	(912,776)
	Canadian Dollar	Buy	10/18/17	18,015,894	17,993,181	22,713
	Euro	Sell	12/20/17	17,918,773	18,169,624	250,851
	Japanese Yen	Sell	11/15/17	36,411,013	36,919,503	508,490
	New Zealand Dollar	Buy	10/18/17	17,834,161	17,929,337	(95,176)
	New Zealand Dollar	Sell	10/18/17	17,834,161	17,934,167	100,006
	Norwegian Krone	Buy	12/20/17	33,097,773	33,671,464	(573,691)
	Swedish Krona	Sell	12/20/17	17,730,060	18,037,766	307,706
	WestPac Banking Corp.
	Australian Dollar	Buy	10/18/17	591,341	98,662	492,679
	Canadian Dollar	Buy	10/18/17	19,097,246	18,771,470	325,776
	Canadian Dollar	Sell	10/18/17	19,097,246	19,082,263	(14,983)
	Japanese Yen	Sell	11/15/17	17,193,886	17,582,513	388,627
	New Zealand Dollar	Buy	10/18/17	34,784,637	34,860,808	(76,171)
	New Zealand Dollar	Sell	10/18/17	34,784,637	35,130,273	345,636
	Unrealized appreciation					17,393,539
	Unrealized depreciation					(15,337,121)
Total						$2,056,418

* The exchange currency for all contracts listed is the United States Dollar.

66 Diversified Income Trust

FUTURES CONTRACTS OUTSTANDING at 9/30/17
					Unrealized
	Number of	Notional		Expiration	appreciation/
	contracts	amount	Value	date	(depreciation)
Euro-OAT 10 yr (Short)	177	$32,454,714	$32,454,724	Dec-17	$136,298
Unrealized appreciation					136,298
Unrealized depreciation					—
Total					$136,298

WRITTEN SWAP OPTIONS OUTSTANDING at 9/30/17 (premiums $97,703,379)
Counterparty			Notional/
Fixed Obligation % to receive or (pay)/	Expiration		contract
Floating rate index/Maturity date	date/strike		amount	Value
Bank of America N.A.
(2.2625)/3 month USD-LIBOR-BBA/Aug-19	Aug-18/2.2625		$313,075,600	$751,381
2.2625/3 month USD-LIBOR-BBA/Aug-19	Aug-18/2.2625		313,075,600	873,481
(1.9325)/3 month USD-LIBOR-BBA/Aug-20	Aug-19/1.9325		695,724,000	1,683,652
1.9325/3 month USD-LIBOR-BBA/Aug-20	Aug-19/1.9325		695,724,000	2,504,606
Citibank, N.A.
(1.755)/3 month USD-LIBOR-BBA/Nov-18	Nov-17/1.755		556,579,200	33,395
(2.033)/3 month USD-LIBOR-BBA/Oct-27	Oct-17/2.033		154,673,500	74,243
1.291/6 month EUR-EURIBOR-Reuters/Jul-23	Jul-18/1.291	EUR	75,839,000	75,293
(1.642)/3 month USD-LIBOR-BBA/Dec-19	Dec-17/1.642		$278,289,600	94,618
(2.00)/3 month USD-LIBOR-BBA/Dec-18	Dec-17/2.00		417,434,400	200,369
(2.05)/3 month USD-LIBOR-BBA/Mar-19	Mar-18/2.05		417,434,000	450,829
2.313/3 month USD-LIBOR-BBA/Oct-27	Oct-17/2.313		208,716,900	692,940
(2.227)/3 month USD-LIBOR-BBA/Oct-27	Oct-17/2.227		232,009,850	698,350
(2.257)/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.257		139,144,200	918,352
1.642/3 month USD-LIBOR-BBA/Dec-19	Dec-17/1.642		278,289,600	923,921
(2.253)/3 month USD-LIBOR-BBA/Oct-27	Oct-17/2.253		232,009,850	1,032,444
2.257/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.257		139,144,200	1,508,323
2.208/3 month USD-LIBOR-BBA/May-24	May-19/2.208		139,144,800	2,408,596
Credit Suisse International
(1.892)/3 month USD-LIBOR-BBA/Oct-27	Oct-17/1.892		141,806,250	142
2.295/3 month USD-LIBOR-BBA/Oct-27	Oct-17/2.295		834,868,800	4,817,193
2.21/3 month USD-LIBOR-BBA/Oct-27	Oct-17/2.21		632,886,000	6,556,700
Goldman Sachs International
(0.779)/3 month GBP-LIBOR-BBA/Oct-20	Oct-17/0.779	GBP	171,708,700	230
(1.619)/3 month USD-LIBOR-BBA/Oct-18	Oct-17/1.619		$1,252,303,200	1,252
(2.03)/3 month USD-LIBOR-BBA/Oct-27	Oct-17/2.03		154,673,500	1,547
(1.60)/3 month GBP-LIBOR-BBA/Oct-47	Oct-17/1.60	GBP	18,601,900	10,718
(0.7685)/3 month GBP-LIBOR-BBA/Nov-22	Nov-17/0.7685	GBP	143,090,400	32,596
(1.495)/3 month USD-LIBOR-BBA/Nov-18	Nov-17/1.495		$556,579,200	38,961
2.62/3 month USD-LIBOR-BBA/Oct-27	Oct-17/2.62		239,514,000	43,113
2.60/3 month USD-LIBOR-BBA/Oct-27	Oct-17/2.60		239,514,000	74,249
0.393/6 month EUR-EURIBOR-Reuters/Nov-22	Nov-17/0.393	EUR	190,787,200	142,060
2.5525/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.5525		$239,514,000	172,450
(0.217)/6 month EUR-EURIBOR-Reuters/Nov-22	Nov-17/0.217	EUR	190,787,200	189,413
(2.18375)/3 month USD-LIBOR-BBA/Oct-27	Oct-17/2.18375		$239,514,200	256,280

Diversified Income Trust 67

WRITTEN SWAP OPTIONS OUTSTANDING at 9/30/17 (premiums $97,703,379) cont.
Counterparty		Notional/
Fixed Obligation % to receive or (pay)/	Expiration	contract
Floating rate index/Maturity date	date/strike	amount	Value
Goldman Sachs International cont.
1.495/3 month USD-LIBOR-BBA/Nov-18	Nov-17/1.495	$556,579,200	$846,000
(2.46)/3 month USD-LIBOR-BBA/Mar-38	Mar-18/2.46	75,138,050	1,658,297
2.365/3 month USD-LIBOR-BBA/Oct-27	Oct-17/2.365	626,151,300	1,997,423
0.9135/3 month GBP-LIBOR-BBA/Nov-22	Nov-17/0.9135	GBP 143,090,400	2,201,188
JPMorgan Chase Bank N.A.
1.993/3 month USD-LIBOR-BBA/Oct-20	Oct-17/1.993	$139,143,000	1,391
(1.783)/3 month USD-LIBOR-BBA/Oct-20	Oct-17/1.783	139,143,000	22,263
2.534/3 month USD-LIBOR-BBA/Oct-27	Oct-17/2.534	139,144,800	25,046
(2.25)/3 month USD-LIBOR-BBA/Aug-19	Aug-18/2.25	313,075,600	732,597
2.25/3 month USD-LIBOR-BBA/Aug-19	Aug-18/2.25	313,075,600	892,265
(1.919)/3 month USD-LIBOR-BBA/Aug-20	Aug-19/1.919	695,724,000	1,641,909
2.33925/3 month USD-LIBOR-BBA/Oct-27	Oct-17/2.33925	626,151,300	2,147,699
1.919/3 month USD-LIBOR-BBA/Aug-20	Aug-19/1.919	695,724,000	2,553,307
2.284/3 month USD-LIBOR-BBA/Oct-27	Oct-17/2.284	626,150,700	2,842,724
(6.00 Floor)/3 month USD-LIBOR-BBA/Mar-18	Mar-18/6.00	270,610,000	6,259,209
Total			$51,083,015

WRITTEN OPTIONS OUTSTANDING at 9/30/17 (premiums $9,301,976)
	Expiration	Notional	Contract
Counterparty	date/strike price	amount	amount	Value
Bank of America N.A.
USD/CNH (Put)	Dec-17/CNH 6.40	$176,208,600	$176,208,600	$62,730
JPMorgan Chase Bank N.A.
Federal National Mortgage
Association 30 yr 3.00% TBA
commitments (Put)	Dec-17/$99.96	176,000,000	176,000,000	1,123,232
Federal National Mortgage
Association 30 yr 3.00% TBA
commitments (Put)	Dec-17/99.86	176,000,000	176,000,000	1,046,848
Federal National Mortgage
Association 30 yr 3.00% TBA
commitments (Put)	Dec-17/99.77	176,000,000	176,000,000	974,512
Federal National Mortgage
Association 30 yr 3.00% TBA
commitments (Put)	Dec-17/99.40	176,000,000	176,000,000	724,592
Federal National Mortgage
Association 30 yr 3.00% TBA
commitments (Put)	Dec-17/99.30	176,000,000	176,000,000	670,208
Federal National Mortgage
Association 30 yr 3.00% TBA
commitments (Put)	Dec-17/99.21	176,000,000	176,000,000	619,344
Federal National Mortgage
Association 30 yr 3.00% TBA
commitments (Call)	Nov-17/101.78	352,000,000	352,000,000	194,304

68 Diversified Income Trust

WRITTEN OPTIONS OUTSTANDING at 9/30/17 (premiums $9,301,976) cont.
	Expiration	Notional	Contract
Counterparty	date/strike price	amount	amount	Value
JPMorgan Chase Bank N.A. cont.
Federal National Mortgage
Association 30 yr 3.00% TBA
commitments (Call)	Nov-17/101.34	$352,000,000	$352,000,000	$386,496
Federal National Mortgage
Association 30 yr 3.00% TBA
commitments (Put)	Nov-17/100.24	418,000,000	418,000,000	2,172,346
Federal National Mortgage
Association 30 yr 2.50% TBA
commitments (Put)	Oct-17/98.16	64,000,000	64,000,000	870,784
Total				$8,845,396

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 9/30/17
Counterparty
Fixed right or obligation % to receive		Notional/	Premium	Unrealized
or (pay)/Floating rate index/	Expiration	contract	receivable/	appreciation/
Maturity date	date/strike	amount	(payable)	(depreciation)
Bank of America N.A.
2.214/3 month USD-LIBOR-BBA/
Oct-27 (Purchased)	Oct-17/2.214	$464,019,700	$(1,438,461)	$60,323
2.785/3 month USD-LIBOR-BBA/
Jan-47 (Purchased)	Jan-27/2.785	41,743,200	(4,479,045)	50,927
(2.647)/3 month USD-LIBOR-BBA/
Jun-29 (Purchased)	Jun-24/2.647	69,572,100	(2,720,269)	(53,571)
(2.203)/3 month USD-LIBOR-BBA/
Jun-24 (Purchased)	Jun-19/2.203	69,572,100	(1,391,442)	(119,664)
2.5925/3 month USD-LIBOR-BBA/
Jan-27 (Purchased)	Jan-19/2.5925	41,743,200	(1,471,448)	(120,220)
2.647/3 month USD-LIBOR-BBA/
Jun-29 (Purchased)	Jun-24/2.647	69,572,100	(2,720,269)	(187,149)
(2.398)/3 month USD-LIBOR-BBA/
Oct-27 (Purchased)	Oct-17/2.398	464,019,700	(1,438,461)	(273,772)
2.203/3 month USD-LIBOR-BBA/
Jun-24 (Purchased)	Jun-19/2.203	69,572,100	(1,391,442)	(321,423)
(2.785)/3 month USD-LIBOR-BBA/
Jan-47 (Purchased)	Jan-27/2.785	41,743,200	(4,479,045)	(356,487)
(2.5925)/3 month USD-LIBOR-BBA/
Jan-27 (Purchased)	Jan-19/2.5925	41,743,200	(1,471,448)	(805,644)
2.7175/3 month USD-LIBOR-BBA/
Jan-47 (Written)	Jan-19/2.7175	41,743,200	3,771,498	1,692,269
(2.7175)/3 month USD-LIBOR-BBA/
Jan-47 (Written)	Jan-19/2.7175	41,743,200	3,771,498	594,006
(2.413)/3 month USD-LIBOR-BBA/
Jun-29 (Written)	Jun-19/2.413	69,572,100	2,675,047	565,621
2.413/3 month USD-LIBOR-BBA/
Jun-29 (Written)	Jun-19/2.413	69,572,100	2,675,047	230,979
2.306/3 month USD-LIBOR-BBA/
Oct-27 (Written)	Oct-17/2.306	232,009,850	1,438,461	150,806
(2.306)/3 month USD-LIBOR-BBA/
Oct-27 (Written)	Oct-17/2.306	232,009,850	1,438,461	(122,965)

Diversified Income Trust 69

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 9/30/17 cont.
Counterparty
Fixed right or obligation % to receive			Notional/	Premium	Unrealized
or (pay)/Floating rate index/	Expiration		contract	receivable/	appreciation/
Maturity date	date/strike		amount	(payable)	(depreciation)
Barclays Bank PLC
2.43/3 month USD-LIBOR-BBA/
Feb-22 (Purchased)	Feb-19/2.43		$41,743,200	$(582,318)	$2,505
(2.205)/3 month USD-LIBOR-BBA/
Jun-24 (Purchased)	Jun-19/2.205		69,572,100	(1,391,442)	(123,143)
2.205/3 month USD-LIBOR-BBA/
Jun-24 (Purchased)	Jun-19/2.205		69,572,100	(1,391,442)	(318,640)
(2.43)/3 month USD-LIBOR-BBA/
Feb-22 (Purchased)	Feb-19/2.43		41,743,200	(582,318)	(377,776)
Citibank, N.A.
(2.654)/3 month USD-LIBOR-BBA/
Jun-29 (Purchased)	Jun-24/2.654		69,572,100	(2,720,269)	(63,311)
2.654/3 month USD-LIBOR-BBA/
Jun-29 (Purchased)	Jun-24/2.654		69,572,100	(2,720,269)	(176,713)
(2.42)/3 month USD-LIBOR-BBA/
Jun-29 (Written)	Jun-19/2.42		69,572,100	2,678,526	548,228
2.42/3 month USD-LIBOR-BBA/
Jun-29 (Written)	Jun-19/2.42		69,572,100	2,664,611	242,807
Goldman Sachs International
2.22/3 month USD-LIBOR-BBA/
Oct-27 (Purchased)	Oct-17/2.22		417,434,400	(1,294,047)	129,405
2.21/3 month USD-LIBOR-BBA/
Oct-27 (Purchased)	Oct-17/2.21		464,019,700	(665,095)	69,603
2.8175/3 month USD-LIBOR-BBA/
Mar-47 (Purchased)	Mar-27/2.8175		8,348,800	(1,054,036)	34,981
(2.8175)/3 month USD-LIBOR-BBA/
Mar-47 (Purchased)	Mar-27/2.8175		8,348,800	(1,054,036)	(82,570)
(2.39)/3 month USD-LIBOR-BBA/
Oct-27 (Purchased)	Oct-17/2.39		464,019,700	(665,095)	(176,327)
2.30/3 month USD-LIBOR-BBA/
Oct-27 (Written)	Oct-17/2.30		232,009,850	928,039	95,124
2.554/3 month USD-LIBOR-BBA/
Oct-27 (Written)	Oct-17/2.554		208,716,900	41,743	(56,354)
(2.304)/3 month USD-LIBOR-BBA/
Oct-27 (Written)	Oct-17/2.304		208,716,900	1,252,301	(131,492)
(2.30)/3 month USD-LIBOR-BBA/
Oct-27 (Written)	Oct-17/2.30		232,009,850	928,039	(176,327)
JPMorgan Chase Bank N.A.
2.8325/3 month USD-LIBOR-BBA/
Feb-52 (Purchased)	Feb-22/2.8325		41,743,200	(5,828,393)	111,037
1.758/6 month EUR-EURIBOR-
Reuters/Sep-49 (Purchased)	Sep-19/1.758	EUR	34,816,000	(3,168,716)	(6,540)
(2.8325)/3 month USD-LIBOR-BBA/
Feb-52 (Purchased)	Feb-22/2.8325		$41,743,200	(5,828,393)	(1,426,783)
1.376/6 month EUR-EURIBOR-
Reuters/Sep-29 (Purchased)	Sep-19/1.376	EUR	87,284,000	(3,202,749)	(30,112)
2.79/3 month USD-LIBOR-BBA/
Feb-49 (Written)	Feb-19/2.79		$41,743,200	3,963,517	1,988,646

70 Diversified Income Trust

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 9/30/17 cont.
Counterparty
Fixed right or obligation % to receive			Notional/	Premium	Unrealized
or (pay)/Floating rate index/	Expiration		contract	receivable/	appreciation/
Maturity date	date/strike		amount	(payable)	(depreciation)
JPMorgan Chase Bank N.A. cont.
(2.79)/3 month USD-LIBOR-BBA/
Feb-49 (Written)	Feb-19/2.79		$41,743,200	$3,963,517	$182,418
(1.733)/6 month EUR-EURIBOR-
Reuters/Sep-39 (Written)	Sep-19/1.733	EUR	95,392,000	6,298,341	(349)
Unrealized appreciation					6,749,685
Unrealized depreciation					(5,507,332)
Total					$1,242,353

TBA SALE COMMITMENTS OUTSTANDING at 9/30/17 (proceeds receivable $849,048,242)
	Principal	Settlement
Agency	amount	date	Value
Federal National Mortgage Association, 4.50%, 10/1/47	$57,000,000	10/12/17	$61,177,028
Federal National Mortgage Association, 4.00%, 11/1/47	36,000,000	11/13/17	37,842,188
Federal National Mortgage Association, 4.00%, 10/1/47	109,000,000	10/12/17	114,748,050
Federal National Mortgage Association, 3.50%, 10/1/47	532,000,000	10/12/17	548,417,201
Federal National Mortgage Association, 3.00%, 10/1/47	31,000,000	10/12/17	31,096,875
Government National Mortgage Association, 4.00%, 10/1/47	52,000,000	10/23/17	54,754,378
Total			$848,035,720

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/17
		Upfront
		premium				Unrealized
		received	Termination	Payments	Payments	appreciation/
Notional amount	Value	(paid)	date	made by fund	received by fund	(depreciation)
$139,144,800	$1,022,714	$(279,300)	10/3/27	2.201% —	3 month USD-	$743,414
				Semiannually	LIBOR-BBA —
					Quarterly
139,144,800	407,694	(237,556)	10/3/27	2.2495% —	3 month USD-	170,138
				Semiannually	LIBOR-BBA —
					Quarterly
139,144,800	521,793	(237,556)	10/3/27	2.2405% —	3 month USD-	284,237
				Semiannually	LIBOR-BBA —
					Quarterly
107,793,000	245,768 E	(137,830)	12/20/22	2.00% —	3 month USD-	107,938
				Semiannually	LIBOR-BBA —
					Quarterly
28,453,000	32,607 E	(166,779)	12/20/27	3 month USD-	2.30% —	(199,385)
				LIBOR-BBA —	Semiannually
				Quarterly
2,077,492,800	400,956 E	(85,043)	12/20/19	1.80% —	3 month USD-	315,913
				Semiannually	LIBOR-BBA —
					Quarterly
636,421,400	64,915 E	324,828	12/20/22	2.05% —	3 month USD-	259,913
				Semiannually	LIBOR-BBA —
					Quarterly

Diversified Income Trust 71

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/17 cont.
			Upfront
			premium				Unrealized
			received	Termination	Payments	Payments	appreciation/
Notional amount		Value	(paid)	date	made by fund	received by fund (	depreciation)
	$736,816,700	$4,181,435 E	$(3,579,280)	12/20/27	2.25% —	3 month USD-	$602,153
					Semiannually	LIBOR-BBA —
						Quarterly
	65,800	373 E	318	12/20/27	3 month USD-	2.25% —	(55)
					LIBOR-BBA —	Semiannually
					Quarterly
	14,004,200	126,416 E	145,076	12/20/47	3 month USD-	2.50% —	18,660
					LIBOR-BBA —	Semiannually
					Quarterly
	55,991,000	60,022	(406)	10/2/27	2.2935% —	3 month USD-	(60,429)
					Semiannually	LIBOR-BBA —
						Quarterly
	133,018,000	151,774 E	(1,085)	10/17/27	2.30% —	3 month USD-	(152,859)
					Semiannually	LIBOR-BBA —
						Quarterly
	33,394,800	32,560 E	(273)	11/1/27	2.304% —	3 month USD-	(32,832)
					Semiannually	LIBOR-BBA —
						Quarterly
AUD	361,689,000	32,059 E	(600,000)	12/20/22	2.65% —	6 month AUD-	(632,059)
					Semiannually	BBR-BBSW —
						Semiannually
AUD	35,650,000	81,990 E	76,882	12/20/27	3.00% —	6 month AUD-	158,874
					Semiannually	BBR-BBSW —
						Semiannually
AUD	172,058,000	19,974 E	(309)	9/26/20	3 month AUD-	2.51% —	19,666
					BBR-BBSW —	Quarterly
					Quarterly
AUD	172,058,000	3,104 E	—	9/27/20	3 month AUD-	2.4925% —	(3,104)
					BBR-BBSW —	Quarterly
					Quarterly
BRL	710,391	8,702	(2)	1/4/21	Brazil Cetip	0.00% — At	8,513
					DI Interbank	maturity
					Deposit Rate —
					At maturity
BRL	108,567,431	830,208	(298)	1/2/23	Brazil Cetip	0.00% — At	815,402
					DI Interbank	maturity
					Deposit Rate —
					At maturity
BRL	49,138,089	2,233,823	(138)	1/2/23	0.00% — At	Brazil Cetip	(2,050,570)
					maturity	DI Interbank
						Deposit Rate —
						At maturity
BRL	54,622,907	1,235,847	(154)	1/2/23	Brazil Cetip	0.00% — At	1,229,313
					DI Interbank	maturity
					Deposit Rate —
					At maturity
BRL	208,069,281	1,453,525	(275)	1/2/19	0.00% — At	Brazil Cetip	(1,429,496)
					maturity	DI Interbank
						Deposit Rate —
						At maturity

72 Diversified Income Trust

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/17 cont.
			Upfront
			premium				Unrealized
			received	Termination	Payments	Payments	appreciation/
Notional amount		Value	(paid)	date	made by fund	received by fund	(depreciation)
BRL	55,163,181	$510,954	$(220)	1/2/23	0.00% — At	Brazil Cetip	$(505,038)
					maturity	DI Interbank
						Deposit Rate —
						At maturity
BRL	92,080,966	38,552	(286)	1/4/21	Brazil Cetip	0.00% — At	38,266
					DI Interbank	maturity
					Deposit Rate —
					At maturity
BRL	241,380,308	39,707	(11)	1/2/19	0.00% — At	Brazil Cetip	(39,718)
					maturity	DI Interbank
						Deposit Rate —
						At maturity
CAD	390,951,000	1,096,637 E	(731,746)	12/20/22	3 month CAD-	2.25% —	364,890
					BA-CDOR —	Semiannually
					Semiannually
CAD	108,000	557 E	879	12/20/27	2.50% —	3 month CAD-	322
					Semiannually	BA-CDOR —
						Semiannually
CHF	29,095,000	249,051 E	(174,601)	12/20/27	0.25% —	6 month CHF-	74,450
					Annually	LIBOR-BBA —
						Semiannually
CHF	452,915,000	2,403,137 E	(2,128,764)	12/20/22	—	0.25% plus 6	274,372
						month CHF-
						LIBOR-BBA —
						Semiannually
CHF	110,759,000	11,667	(258)	9/29/19	—	0.528% plus 6	(12,693)
						month CHF-
						LIBOR-BBA —
						Semiannually
CHF	110,759,000	13,840	(258)	10/2/19	—	0.526% plus 6	(14,098)
						month CHF-
						LIBOR-BBA —
						Semiannually
CZK	267,650,000	269,113	(154)	7/13/27	1.35% —	6 month CZK-	242,857
					Annually	PRIBOR-PRBO —
						Semiannually
EUR	46,104,000	8,065 E	(183)	2/18/20	—	0.124% plus	(8,248)
						1 day EUR-
						EURIBOR-
						REUTERS —
						Annually
EUR	46,104,000	19,181 E	(183)	2/18/20	—	0.104% plus	(19,363)
						1 day EUR-
						EURIBOR-
						REUTERS —
						Annually
EUR	156,055,000	239,774	(1,365)	4/26/22	0.21% —	6 month EUR-	(597,494)
					Annually	EURIBOR-
						REUTERS —
						Semiannually

Diversified Income Trust 73

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/17 cont.
			Upfront
			premium				Unrealized
			received	Termination	Payments	Payments	appreciation/
Notional amount		Value	(paid)	date	made by fund	received by fund	(depreciation)
EUR	156,268,000	$213,875	$(1,373)	5/4/22	0.21% —	6 month EUR-	$(556,295)
					Annually	EURIBOR-
						REUTERS —
						Semiannually
EUR	153,881,000	6,911 E	108,499	12/20/22	0.30% —	6 month EUR-	115,411
					Annually	EURIBOR-
						REUTERS —
						Semiannually
EUR	330,758,000	1,688,787 E	(2,271,965)	12/20/27	6 month	1.00% —	(583,178)
					EUR-EURIBOR-	Annually
					REUTERS —
					Semiannually
GBP	20,294,000	221,114 E	(377)	1/19/32	1.912% —	6 month GBP-	(221,491)
					Semiannually	LIBOR-BBA —
						Semiannually
GBP	92,299,000	94,987	(283)	9/15/19	6 month GBP-	0.766% —	(79,175)
					LIBOR-BBA —	Semiannually
					Semiannually
GBP	176,186,000	1,070,193 E	(996,638)	12/20/22	1.05% —	6 month GBP-	73,554
					Semiannually	LIBOR-BBA —
						Semiannually
GBP	223,000	1,182 E	(1,932)	12/20/27	1.40% —	6 month GBP-	(750)
					Semiannually	LIBOR-BBA —
						Semiannually
GBP	18,460,000	13,110 E	(226)	9/22/32	1.863% —	6 month GBP-	(13,337)
					Semiannually	LIBOR-BBA —
						Semiannually
GBP	92,299,000	78,043 E	114,598	12/20/19	6 month GBP-	0.85% —	36,556
					LIBOR-BBA —	Semiannually
					Semiannually
MXN	603,433,000	1,807,317	—	1/1/26	1 month MXN-	6.16% — 28 Days	(1,818,725)
					TIIE-BANXICO
					— 28 Days
MXN	470,245,000	810,340	—	10/6/21	1 month MXN-	5.93% — 28 Days	(829,397)
					TIIE-BANXICO
					— 28 Days
MXN	112,370,000	467,869	(74)	12/24/26	8.12% — 28	1 month MXN-	(470,174)
					Days	TIIE-BANXICO
						— 28 Days
MXN	134,710,000	603,495	(87)	1/7/27	8.20% — 28	1 month MXN-	(604,088)
					Days	TIIE-BANXICO
						— 28 Days
NOK	442,941,000	104,778 E	(268,846)	12/20/27	6 month NOK-	2.00% —	(164,068)
					NIBOR-NIBR —	Annually
					Semiannually
NOK 2,071,058,000		420,739 E	(166,508)	12/20/22	1.50% —	6 month NOK-	254,231
					Annually	NIBOR-NIBR —
						Semiannually
NZD	170,027,000	14,000 E	(120,660)	12/20/27	3 month NZD-	3.30% —	(134,660)
					BBR-FRA —	Semiannually
					Quarterly

74 Diversified Income Trust

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/17 cont.
			Upfront
			premium				Unrealized
			received	Termination	Payments	Payments	appreciation/
Notional amount		Value	(paid)	date	made by fund	received by fund	(depreciation)
NZD	49,317,000	$6,519 E	$78,041	12/20/22	3 month NZD-	2.80% —	$71,522
					BBR-FRA —	Semiannually
					Quarterly
NZD	188,977,000	21,840 E	(312)	9/27/20	2.78% —	3 month NZD-	21,528
					Semiannually	BBR-FRA —
						Quarterly
NZD	188,977,000	45,454 E	—	9/30/20	2.764% —	3 month NZD-	45,454
					Semiannually	BBR-FRA —
						Quarterly
SEK	1,930,811,000	525,083 E	(358,220)	12/20/22	0.50% —	3 month SEK-	166,863
					Annually	STIBOR-SIDE —
						Quarterly
SEK	427,913,000	386,361 E	128,597	12/20/27	3 month SEK-	1.25% —	(257,763)
					STIBOR-SIDE	Annually
					— Quarterly
Total			$(11,574,096)				$(4,976,132)

E Extended effective date.

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/17
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Bank of America N.A.
$1,453,740	$1,476,438	$—	1/12/41	4.50% (1 month	Synthetic TRS	$37,433
				USD-LIBOR) —	Index 4.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
Barclays Bank PLC
285,764	292,052	—	1/12/41	3.50% (1 month	Synthetic TRS	8,855
				USD-LIBOR) —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
223,750	225,781	—	1/12/41	5.00% (1 month	Synthetic TRS	4,524
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
1,037,885	1,035,941	—	1/12/41	4.50% (1 month	Synthetic MBX	(348)
				USD-LIBOR) —	Index 4.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
876,073	892,401	—	1/12/42	4.00% (1 month	Synthetic TRS	24,242
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
1,418,233	1,413,849	—	1/12/40	4.00% (1 month	Synthetic MBX	(2,489)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly

Diversified Income Trust 75

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/17 cont.
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Barclays Bank PLC cont.
$1,416,477	$1,412,098	$—	1/12/40	4.00% (1 month	Synthetic MBX	$(2,486)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
713,893	712,449	—	1/12/40	4.50% (1 month	Synthetic MBX	(342)
				USD-LIBOR) —	Index 4.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
524,802	520,745	—	1/12/39	6.00% (1 month	Synthetic TRS	2,453
				USD-LIBOR) —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
2,808,689	2,800,006	—	1/12/40	4.00% (1 month	Synthetic MBX	(4,929)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
91,711	91,071	—	1/12/38	6.50% (1 month	Synthetic TRS	471
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
1,379,095	1,380,079	—	1/12/41	5.00% (1 month	Synthetic MBX Index	3,410
				USD-LIBOR) —	5.00% 30 year Ginnie
				Monthly	Mae II pools —
Monthly
9,259,063	9,230,440	—	1/12/40	4.00% (1 month	Synthetic MBX	(16,248)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
7,549,532	7,534,265	—	1/12/40	4.50% (1 month	Synthetic MBX	(3,617)
				USD-LIBOR) —	Index 4.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
8,984	8,914	—	1/12/39	(6.00%)1 month	Synthetic TRS	42
				USD-LIBOR —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
246,183	248,739	—	1/12/41	5.00% (1 month	Synthetic TRS Index	5,272
				USD-LIBOR) —	5.00% 30 year Ginnie
				Monthly	Mae II pools —
Monthly
3,580,685	3,603,351	—	1/12/39	(6.00%) 1 month	Synthetic MBX	(30,316)
				USD-LIBOR —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
1,023,957	1,034,586	—	1/12/41	5.00% (1 month	Synthetic TRS Index	21,929
				USD-LIBOR) —	5.00% 30 year Ginnie
				Monthly	Mae II pools —
Monthly

76 Diversified Income Trust

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/17 cont.
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Barclays Bank PLC cont.
$616,444	$622,843	$—	1/12/41	5.00% (1 month	Synthetic TRS Index	$13,202
				USD-LIBOR) —	5.00% 30 year Ginnie
				Monthly	Mae II pools —
Monthly
781,841	789,957	—	1/12/41	5.00% (1 month	Synthetic TRS Index	16,744
				USD-LIBOR) —	5.00% 30 year Ginnie
				Monthly	Mae II pools —
Monthly
1,256,072	1,247,303	—	1/12/38	6.50% (1 month	Synthetic TRS	6,455
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
180,225	178,967	—	1/12/38	6.50% (1 month	Synthetic TRS	926
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
1,879,587	1,896,650	—	1/12/41	(5.00%) 1 month	Synthetic TRS	(38,005)
				USD-LIBOR —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
3,333,228	3,409,155	—	1/12/41	(4.00%) 1 month	Synthetic TRS	(107,949)
				USD-LIBOR —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
7,952,791	8,133,947	—	1/12/41	(4.00%) 1 month	Synthetic TRS	(257,556)
				USD-LIBOR —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
531,808	532,702	—	1/12/39	(5.50%) 1 month	Synthetic MBX	(1,930)
				USD-LIBOR —	Index 5.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
15,666,327	15,641,887	—	1/12/40	5.00% (1 month	Synthetic MBX	2,864
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
95,033,429	94,898,802	—	1/12/41	5.00% (1 month	Synthetic MBX	30,744
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
60,250,826	60,429,011	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(316,703)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly

Diversified Income Trust 77

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/17 cont.
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Citibank, N.A.
$1,498,933	$1,496,809	$—	1/12/41	5.00% (1 month	Synthetic MBX	$485
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
502,512	501,800	—	1/12/41	5.00% (1 month	Synthetic MBX	163
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
Credit Suisse International
5,294,243	5,286,743	—	1/12/41	5.00% (1 month	Synthetic MBX	1,713
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
25,380,150	25,427,953	—	1/12/41	4.50% (1 month	Synthetic MBX Index	87,140
				USD-LIBOR) —	4.50% 30 year Ginnie
				Monthly	Mae II pools —
Monthly
1,102,967	1,101,405	—	1/12/41	5.00% (1 month	Synthetic MBX	357
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
5,321,914	5,337,653	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(27,974)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
13,594	13,652	—	1/12/40	5.00% (1 month	Synthetic TRS	215
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
296,972	301,949	—	1/12/42	4.50% (1 month	Synthetic TRS	7,936
				USD-LIBOR) —	Index 4.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
566,466	571,231	—	1/12/43	3.00% (1 month	Synthetic TRS	9,222
				USD-LIBOR) —	Index 3.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
1,818,242	1,837,117	—	1/12/41	5.00% (1 month	Synthetic TRS Index	38,940
				USD-LIBOR) —	5.00% 30 year Ginnie
				Monthly	Mae II pools —
Monthly
1,923,218	1,940,678	—	1/12/41	(5.00%) 1 month	Synthetic TRS	(38,887)
				USD-LIBOR —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
2,358,948	2,380,363	—	1/12/41	(5.00%) 1 month	Synthetic TRS	(47,697)
				USD-LIBOR —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly

78 Diversified Income Trust

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/17 cont.
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Credit Suisse International cont.
$2,997,931	$3,029,052	$—	1/12/41	5.00% (1 month	Synthetic MBX Index	$64,204
				USD-LIBOR) —	5.00% 30 year Ginnie
				Monthly	Mae II pools —
Monthly
614,609	620,285	—	1/12/44	3.00% (1 month	Synthetic TRS	10,505
				USD-LIBOR) —	Index 3.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
3,709,092	3,793,582	—	1/12/41	4.00% (1 month	Synthetic TRS	120,121
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
606,421	620,234	—	1/12/41	4.00% (1 month	Synthetic TRS	19,639
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
464,806	475,394	—	1/12/41	4.00% (1 month	Synthetic TRS	15,053
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
531,504	548,585	—	1/12/45	4.00% (1 month	Synthetic TRS	22,102
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
5,616,064	5,707,065	—	1/12/43	3.50% (1 month	Synthetic TRS	138,567
				USD-LIBOR) —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
990,712	1,006,765	—	1/12/43	3.50% (1 month	Synthetic TRS	24,444
				USD-LIBOR) —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
9,427,282	9,730,252	—	1/12/45	4.00% (1 month	Synthetic TRS	392,016
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
5,942,212	6,133,180	—	1/12/45	4.00% (1 month	Synthetic TRS	247,096
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
1,588,132	1,636,722	—	1/12/45	3.50% (1 month	Synthetic TRS	62,671
				USD-LIBOR) —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
4,001,821	4,092,978	—	1/12/41	(4.00%) 1 month	Synthetic TRS	(129,602)
				USD-LIBOR —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly

Diversified Income Trust 79

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/17 cont.
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Deutsche Bank AG
$798,195	$795,728	$—	1/12/40	4.00% (1 month	Synthetic MBX	$(1,401)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
5,321,914	5,337,653	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(27,974)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
Goldman Sachs International
1,102,639	1,094,113	—	1/12/39	6.00% (1 month	Synthetic TRS	5,154
				USD-LIBOR) —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
239,863	245,327	—	1/12/41	4.00% (1 month	Synthetic TRS	7,768
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
210,748	214,039	—	1/12/41	4.50% (1 month	Synthetic TRS	5,427
				USD-LIBOR) —	Index 4.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
427,248	424,265	—	1/12/38	6.50% (1 month	Synthetic TRS	2,196
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
2,189,508	2,230,316	—	1/12/42	4.00% (1 month	Synthetic TRS	60,586
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
2,189,508	2,230,316	—	1/12/42	4.00% (1 month	Synthetic TRS	60,586
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
2,676,346	2,684,261	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(14,068)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
1,005,443	1,008,416	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(5,285)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
1,582,507	1,607,216	—	1/12/41	4.50% (1 month	Synthetic TRS	40,748
				USD-LIBOR) —	Index 4.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
386,295	383,308	—	1/12/39	6.00% (1 month	Synthetic TRS	1,806
				USD-LIBOR) —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
Monthly

80 Diversified Income Trust

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/17 cont.
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Goldman Sachs International cont.
$665,239	$667,207	$—	1/12/38	(6.50%) 1 month	Synthetic MBX	$(3,497)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
1,281,517	1,310,664	—	1/12/40	4.00% (1 month	Synthetic TRS	41,439
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
122,977	122,026	—	1/12/39	6.00% (1 month	Synthetic TRS	575
				USD-LIBOR) —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
769,760	763,809	—	1/12/39	6.00% (1 month	Synthetic TRS	3,598
				USD-LIBOR) —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
820,255	825,447	—	1/12/39	(6.00%) 1 month	Synthetic MBX	(6,945)
				USD-LIBOR —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
1,153,081	1,156,491	—	1/12/38	6.50% (1 month	Synthetic MBX	6,061
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
1,670,887	1,668,281	—	1/12/40	(5.00%) 1 month	Synthetic MBX	(305)
				USD-LIBOR —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
696,293	697,462	—	1/12/39	5.50% (1 month	Synthetic MBX	2,526
				USD-LIBOR) —	Index 5.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
1,357,163	1,354,418	—	1/12/40	(4.50%) 1 month	Synthetic MBX	650
				USD-LIBOR —	Index 4.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
542,713	555,076	—	1/12/41	4.00% (1 month	Synthetic TRS	17,576
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
1,992,613	1,998,506	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(10,474)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
3,666,311	3,677,153	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(19,272)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly

Diversified Income Trust 81

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/17 cont.
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Goldman Sachs International cont.
$40,272	$40,690	$—	1/12/41	5.00% (1 month	Synthetic TRS Index	$862
				USD-LIBOR) —	5.00% 30 year Ginnie
				Monthly	Mae II pools —
Monthly
2,391,225	2,398,296	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(12,569)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
285,648	283,654	—	1/12/38	6.50% (1 month	Synthetic TRS	1,468
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
182,586	183,126	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(960)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
487,088	488,529	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(2,560)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
166,354	166,846	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(874)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
1,637	1,625	—	1/12/38	6.50% (1 month	Synthetic TRS	8
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
554,479	550,609	—	1/12/38	6.50% (1 month	Synthetic TRS	2,850
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
2,385,190	2,429,645	—	1/12/42	4.00% (1 month	Synthetic TRS	66,001
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
1,374,828	1,378,894	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(7,227)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
500,468	496,598	—	1/12/39	6.00% (1 month	Synthetic TRS	2,339
				USD-LIBOR) —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
3,107,916	3,165,842	—	1/12/42	4.00% (1 month	Synthetic TRS	85,999
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly

82 Diversified Income Trust

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/17 cont.
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Goldman Sachs International cont.
$23,315	$23,846	$—	1/12/41	4.00% (1 month	Synthetic TRS	$755
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
1,408,186	1,440,263	—	1/12/41	4.00% (1 month	Synthetic TRS	45,605
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
4,737,192	4,845,100	—	1/12/41	4.00% (1 month	Synthetic TRS	153,417
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
4,571,923	4,613,427	—	1/12/41	(5.00%) 1 month	Synthetic TRS	(92,443)
				USD-LIBOR —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
5,924,247	6,114,638	—	1/12/45	4.00% (1 month	Synthetic TRS	246,349
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
6,606,776	6,713,831	—	1/12/43	(3.50%) 1 month	Synthetic TRS	(163,012)
				USD-LIBOR —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
4,031,562	4,161,127	—	1/12/45	4.00% (1 month	Synthetic TRS	167,645
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
2,288,188	2,309,322	—	1/12/44	(3.00%) 1 month	Synthetic TRS	(39,109)
				USD-LIBOR —	Index 3.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
JPMorgan Chase Bank N.A.
3,155,681	3,227,565	—	1/12/41	4.00% (1 month	Synthetic TRS	102,199
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
400,571	409,695	—	1/12/41	4.00% (1 month	Synthetic TRS	12,973
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
4,571,923	4,613,427	—	1/12/41	(5.00%) 1 month	Synthetic TRS	(92,443)
				USD-LIBOR —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly

Diversified Income Trust 83

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/17 cont.
		Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
JPMorgan Securities LLC
$1,720,597	$1,765,810	$—	1/12/44	4.00% (1 month	Synthetic TRS	$61,059
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly
10,748,195	10,948,520	—	1/12/42	(4.00%) 1 month	Synthetic TRS	(297,413)
				USD-LIBOR —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly
4,902,477	4,953,367	—	1/12/41	(5.00%) 1 month	Synthetic MBX Index	(104,992)
				USD-LIBOR —	5.00% 30 year Ginnie
				Monthly	Mae II pools —
					Monthly
617,690	627,334	—	1/12/41	(4.50%) 1 month	Synthetic TRS	(15,905)
				USD-LIBOR —	Index 4.50% 30 year
				Monthly	Fannie Mae pools —
					Monthly
Upfront premium received		—		Unrealized appreciation		2,648,380
Upfront premium (paid)		—		Unrealized depreciation		(1,945,806)
Total		$—		Total		$702,574

CENTRALLY CLEARED TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/17
			Upfront
			premium	Termina-	Payments	Total return	Unrealized
			received	tion	received (paid)	received by	appreciation/
Notional amount		Value	(paid)	date	by fund	or paid by fund	(depreciation)
EUR	103,678,000	$366,876	$—	7/15/27	(1.40%) — At	Eurostat Eurozone	$366,876
					maturity	HICP excluding
						tobacco — At
						maturity
EUR	103,678,000	742,819	—	7/15/37	1.71% — At	Eurostat Eurozone	(742,819)
					maturity	HICP excluding
						tobacco — At
						maturity
EUR	38,876,000	141,610	(505)	8/15/27	(1.42%) — At	Eurostat Eurozone	141,105
					maturity	HICP excluding
						tobacco — At
						maturity
EUR	38,876,000	391,795	(938)	8/15/37	1.71% — At	Eurostat Eurozone	(392,733)
					maturity	HICP excluding
						tobacco — At
						maturity
EUR	64,796,000	175,297	(834)	8/15/27	(1.4275%) — At	Eurostat Eurozone	174,463
					maturity	HICP excluding
						tobacco — At
						maturity
EUR	64,796,000	593,207	(1,563)	8/15/37	1.7138% — At	Eurostat Eurozone	(594,771)
					maturity	HICP excluding
						tobacco — At
						maturity

84 Diversified Income Trust

CENTRALLY CLEARED TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/17 cont.
			Upfront
			premium	Termina-	Payments	Total return	Unrealized
			received	tion	received (paid)	received by	appreciation/
Notional amount		Value	(paid)	date	by fund	or paid by fund	(depreciation)
EUR	51,832,000	$54,583	$(667)	9/15/27	(1.4475%) — At	Eurostat Eurozone	$53,916
					maturity	HICP excluding
						tobacco — At
						maturity
EUR	51,832,000	263,603	(1,251)	9/15/37	1.735% — At	Eurostat Eurozone	(264,854)
					maturity	HICP excluding
						tobacco — At
						maturity
	$41,902,000	196,018	—	7/3/22	(1.9225%) — At	USA Non Revised	196,018
					maturity	Consumer Price
						Index-Urban (CPI-U)
						— At maturity
	41,902,000	202,177	—	7/3/27	2.085% — At	USA Non Revised	(202,177)
					maturity	Consumer Price
						Index-Urban (CPI-U)
						— At maturity
	48,213,000	304,899	—	7/5/22	(1.89%) — At	USA Non Revised	304,899
					maturity	Consumer Price
						Index-Urban (CPI-U)
						— At maturity
	48,213,000	402,289	—	7/5/27	2.05% — At	USA Non Revised	(402,289)
					maturity	Consumer Price
						Index-Urban (CPI-U)
						— At maturity
Total			$(5,758)				$(1,362,366)

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 9/30/17
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Bank of America N.A.
CMBX NA BBB–.6	BBB–/P	$79,608	$1,321,000	$200,264	5/11/63	300 bp —	$(119,995)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	163,473	2,648,000	401,437	5/11/63	300 bp —	(236,640)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	155,838	2,734,000	414,474	5/11/63	300 bp —	(257,270)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	39,713	581,000	88,080	5/11/63	300 bp —	(48,076)
Index						Monthly
Citigroup Global Markets, Inc.
CMBX NA BBB–.6	BBB–/P	318,938	1,950,000	295,620	5/11/63	300 bp —	24,293
Index						Monthly
CMBX NA BBB–.6	BBB–/P	420,690	3,096,000	469,354	5/11/63	300 bp —	(47,115)
Index						Monthly

Diversified Income Trust 85

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 9/30/17 cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Credit Suisse International
CMBX NA BBB–.6	BBB–/P	$467,929	$3,695,000	$560,162	5/11/63	300 bp —	$(90,385)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	465,552	4,062,000	615,799	5/11/63	300 bp —	(148,217)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	591,759	5,097,000	772,705	5/11/63	300 bp —	(178,398)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	819,682	7,145,000	1,083,182	5/11/63	300 bp —	(259,928)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	7,016,461	65,623,000	9,948,447	5/11/63	300 bp —	(2,899,174)
Index						Monthly
CMBX NA BBB–.7	BBB–/P	8,536,501	115,491,000	12,784,854	1/17/47	300 bp —	(4,190,600)
Index						Monthly
Goldman Sachs International
CMBX NA BBB–.6	BBB–/P	101,718	1,174,000	177,978	5/11/63	300 bp —	(75,674)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	105,653	1,252,000	189,803	5/11/63	300 bp —	(83,524)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	108,457	1,256,000	190,410	5/11/63	300 bp —	(81,325)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	157,809	1,410,000	213,756	5/11/63	300 bp —	(55,242)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	220,504	1,473,000	223,307	5/11/63	300 bp —	(2,067)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	156,201	1,851,000	280,612	5/11/63	300 bp —	(123,485)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	153,735	1,855,000	281,218	5/11/63	300 bp —	(126,555)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	211,483	1,898,000	287,737	5/11/63	300 bp —	(75,305)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	222,137	2,053,000	311,235	5/11/63	300 bp —	(88,071)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	222,998	2,053,000	311,235	5/11/63	300 bp —	(87,210)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	251,962	2,258,000	342,313	5/11/63	300 bp —	(89,222)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	251,962	2,258,000	342,313	5/11/63	300 bp —	(89,222)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	111,130	2,297,000	348,225	5/11/63	300 bp —	(235,946)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	267,527	2,431,000	368,540	5/11/63	300 bp —	(99,798)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	193,626	2,447,000	370,965	5/11/63	300 bp —	(176,116)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	292,059	2,489,000	377,332	5/11/63	300 bp —	(84,029)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	153,612	3,151,000	477,692	5/11/63	300 bp —	(322,504)
Index						Monthly

86 Diversified Income Trust

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 9/30/17 cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Goldman Sachs International cont.
CMBX NA BBB–.6	BBB–/P	$156,347	$3,152,000	$477,843	5/11/63	300 bp —	$(319,920)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	164,933	3,162,000	479,359	5/11/63	300 bp —	(312,846)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	376,979	3,482,000	527,871	5/11/63	300 bp —	(149,151)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	179,679	3,660,000	554,856	5/11/63	300 bp —	(373,347)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	531,088	4,362,000	661,279	5/11/63	300 bp —	(128,010)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	612,545	4,412,000	668,859	5/11/63	300 bp —	(54,108)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	333,479	4,895,000	742,082	5/11/63	300 bp —	(406,156)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	530,599	5,080,000	770,128	5/11/63	300 bp —	(236,989)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	743,323	6,779,000	1,027,696	5/11/63	300 bp —	(280,984)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	771,573	6,999,000	1,061,048	5/11/63	300 bp —	(285,976)
Index						Monthly
CMBX NA BBB–.7	BBB–/P	570,640	8,187,000	906,301	1/17/47	300 bp —	(331,568)
Index						Monthly
CMBX NA BBB–.7	BBB–/P	1,563,743	21,156,000	2,341,969	1/17/47	300 bp —	(767,648)
Index						Monthly
JPMorgan Securities LLC
CMBX NA BBB–.6	BBB–/P	104,599	918,000	139,169	5/11/63	300 bp —	(34,111)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	175,705	1,419,000	215,120	5/11/63	300 bp —	(38,706)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	231,995	1,589,000	240,892	5/11/63	300 bp —	(8,103)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	182,273	1,634,000	247,714	5/11/63	300 bp —	(64,624)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	224,000	1,792,000	271,667	5/11/63	300 bp —	(46,771)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	157,917	1,855,000	281,218	5/11/63	300 bp —	(122,374)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	316,808	2,176,000	329,882	5/11/63	300 bp —	(11,986)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	323,531	2,245,000	340,342	5/11/63	300 bp —	(15,688)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	251,531	2,297,000	348,225	5/11/63	300 bp —	(95,546)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	277,518	2,500,000	379,000	5/11/63	300 bp —	(100,232)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	352,972	2,820,000	427,512	5/11/63	300 bp —	(73,130)
Index						Monthly

Diversified Income Trust 87

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 9/30/17 cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
JPMorgan Securities LLC cont.
CMBX NA BBB–.6	BBB–/P	$329,364	$2,956,000	$448,130	5/11/63	300 bp —	$(117,288)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	363,808	3,140,000	476,024	5/11/63	300 bp —	(110,646)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	366,513	3,140,000	476,024	5/11/63	300 bp —	(107,941)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	370,449	3,258,000	493,913	5/11/63	300 bp —	(121,835)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	363,515	3,271,000	495,884	5/11/63	300 bp —	(130,733)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	375,763	3,311,000	501,948	5/11/63	300 bp —	(124,529)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	422,258	3,455,000	523,778	5/11/63	300 bp —	(99,793)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	422,258	3,455,000	523,778	5/11/63	300 bp —	(99,793)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	382,226	3,480,000	527,568	5/11/63	300 bp —	(143,602)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	393,576	3,509,000	531,964	5/11/63	300 bp —	(136,634)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	463,959	3,591,000	544,396	5/11/63	300 bp —	(78,641)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	508,494	3,607,000	546,821	5/11/63	300 bp —	(36,524)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	473,818	3,640,000	551,824	5/11/63	300 bp —	(76,186)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	489,981	3,735,000	566,226	5/11/63	300 bp —	(74,378)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	480,982	4,070,000	617,012	5/11/63	300 bp —	(133,995)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	527,611	4,261,000	645,968	5/11/63	300 bp —	(116,226)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	504,578	4,797,000	727,225	5/11/63	300 bp —	(220,249)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	532,750	5,080,000	770,128	5/11/63	300 bp —	(234,838)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	574,710	5,222,000	791,655	5/11/63	300 bp —	(214,334)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	526,470	5,364,000	813,182	5/11/63	300 bp —	(284,030)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	661,446	5,642,000	855,327	5/11/63	300 bp —	(191,060)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	712,033	5,826,000	883,222	5/11/63	300 bp —	(168,276)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	651,039	5,910,000	895,956	5/11/63	300 bp —	(241,962)
Index						Monthly

88 Diversified Income Trust

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 9/30/17 cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
JPMorgan Securities LLC cont.
CMBX NA BBB–.6	BBB–/P	$987,783	$6,514,000	$987,522	5/11/63	300 bp —	$1,889
Index						Monthly
CMBX NA BBB–.6	BBB–/P	956,303	7,281,000	1,103,800	5/11/63	300 bp —	(143,856)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	960,905	8,706,000	1,319,830	5/11/63	300 bp —	(354,572)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	1,706,278	12,314,000	1,866,802	5/11/63	300 bp —	(154,367)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	1,969,897	13,022,000	1,974,135	5/11/63	300 bp —	(4,239)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	4,884,411	40,786,000	6,183,158	5/11/63	300 bp —	(1,278,354)
Index						Monthly
Upfront premium received		53,755,672		Unrealized appreciation			26,182
Upfront premium (paid)		—		Unrealized depreciation			(19,827,948)
Total		$53,755,672		Total			$(19,801,766)

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at September 30, 2017.

Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 9/30/17
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	paid	appreciation/
Referenced debt *	(paid)**	amount	Value	date	by fund	(depreciation)
Citigroup Global Markets, Inc.
CMBX NA BB.7 Index	$(275,320)	$1,753,000	$342,186	1/17/47	(500 bp) —	$65,405
					Monthly
CMBX NA BB.7 Index	(286,246)	1,753,000	342,186	1/17/47	(500 bp) —	54,479
					Monthly
Credit Suisse International
CMBX NA BB.7 Index	(596,022)	33,768,000	8,202,247	5/11/63	(500 bp) —	7,578,087
					Monthly
CMBX NA BB.7 Index	(1,966,276)	11,954,000	2,333,421	1/17/47	(500 bp) —	357,183
					Monthly
Goldman Sachs International
CMBX NA BB.6 Index	(1,867,063)	18,251,000	4,433,168	5/11/63	(500 bp) —	2,550,896
					Monthly
CMBX NA BB.7 Index	(638,451)	4,219,000	823,549	1/17/47	(500 bp) —	181,582
					Monthly
CMBX NA BB.7 Index	(570,176)	3,480,000	679,296	1/17/47	(500 bp) —	106,220
					Monthly
CMBX NA BB.7 Index	(349,448)	1,721,000	335,939	1/17/47	(500 bp) —	(14,943)
					Monthly

Diversified Income Trust 89

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 9/30/17 cont.
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	paid	appreciation/
Referenced debt *	(paid)**	amount	Value	date	by fund	(depreciation)
JPMorgan Securities LLC
CMBX NA BB.6 Index	$(371,316)	$2,561,000	$622,067	5/11/63	(500 bp) —	$248,617
					Monthly
CMBX NA BB.6 Index	(98,384)	740,000	179,746	5/11/63	(500 bp) —	80,745
					Monthly
CMBX NA BB.6 Index	(95,931)	667,000	162,014	5/11/63	(500 bp) —	65,527
					Monthly
CMBX NA BB.7 Index	(1,084,804)	6,944,000	1,355,469	1/17/47	(500 bp) —	264,878
					Monthly
CMBX NA BB.7 Index	(819,751)	4,986,000	973,267	1/17/47	(500 bp) —	149,361
					Monthly
CMBX NA BB.7 Index	(744,943)	4,662,000	910,022	1/17/47	(500 bp) —	161,194
					Monthly
CMBX NA BB.7 Index	(555,388)	3,548,000	692,570	1/17/47	(500 bp) —	134,225
					Monthly
CMBX NA BB.7 Index	(679,692)	3,400,000	663,680	1/17/47	(500 bp) —	(18,845)
					Monthly
CMBX NA BB.7 Index	(473,903)	2,918,000	569,594	1/17/47	(500 bp) —	93,258
					Monthly
CMBX NA BB.7 Index	(275,320)	1,753,000	342,186	1/17/47	(500 bp) —	65,405
					Monthly
CMBX NA BB.7 Index	(175,583)	1,156,000	225,651	1/17/47	(500 bp) —	49,105
					Monthly
CMBX NA BBB–.7 Index	(963,494)	10,461,000	1,158,033	1/17/47	(300 bp) —	189,308
					Monthly
CMBX NA BBB–.7 Index	(431,022)	5,181,000	573,537	1/17/47	(300 bp) —	139,924
					Monthly
CMBX NA BBB–.7 Index	(402,511)	3,607,000	399,295	1/17/47	(300 bp) —	(5,019)
					Monthly
CMBX NA BBB–.7 Index	(206,776)	2,614,000	289,370	1/17/47	(300 bp) —	81,286
					Monthly
CMBX NA BBB–.7 Index	(62,189)	1,156,000	127,969	1/17/47	(300 bp) —	65,202
					Monthly
Upfront premium received	—		Unrealized appreciation			12,681,887
Upfront premium (paid)	(13,990,009)		Unrealized depreciation			(38,807)
Total	$(13,990,009)		Total			$12,643,080

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

90 Diversified Income Trust

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 9/30/17
	Upfront
	premium			Termi-	Payments	Unrealized
Referenced	received	Notional		nation	paid	appreciation/
debt *	(paid)**	amount	Value	date	by fund	(depreciation)
NA HY Series 29	$7,338,346	$98,499,000	$7,714,245	12/20/22	(500 bp) —	$(403,259)
Index					Quarterly
Total	$7,338,346					$(403,259)

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks *:
Energy	$—	$408,218	$—
Total common stocks	—	408,218	—

Convertible bonds and notes	—	37,655,372	—
Corporate bonds and notes	—	1,080,512,873	373
Foreign government and agency bonds and notes	—	294,424,148	—
Mortgage-backed securities	—	1,553,821,014	—
Purchased options outstanding	—	7,520,503	—
Purchased swap options outstanding	—	45,143,544	—
Senior loans	—	54,118,243	—
U.S. government and agency mortgage obligations	—	1,686,812,688	—
U.S. treasury obligations	—	1,411,074	—
Short-term investments	237,834,562	336,738,640	—
Totals by level	$237,834,562	$5,098,566,317	$373

Diversified Income Trust 91

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$2,056,418	$—
Futures contracts	136,298	—	—
Written options outstanding	—	(8,845,396)	—
Written swap options outstanding	—	(51,083,015)	—
Forward premium swap option contracts	—	1,242,353	—
TBA sale commitments	—	(848,035,720)	—
Interest rate swap contracts	—	6,597,964	—
Total return swap contracts	—	(654,034)	—
Credit default contracts	—	(54,665,954)	—
Totals by level	$136,298	$(953,387,384)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any (other than certain transfers involving non-U.S. equity securities as described in Note 1), did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

92 Diversified Income Trust

Statement of assets and liabilities 9/30/17

ASSETS
Investment in securities, at value (Notes 1 and 9):
Unaffiliated issuers (identified cost $5,145,892,937)	$5,102,371,690
Affiliated issuers (identified cost $234,029,562) (Note 5)	234,029,562
Foreign currency (cost $366) (Note 1)	4,659
Interest and other receivables	43,591,558
Receivable for shares of the fund sold	15,537,448
Receivable for investments sold	66,382,294
Receivable for sales of delayed delivery securities (Note 1)	751,301,493
Receivable for variation margin on futures contracts (Note 1)	2,571
Receivable for variation margin on centrally cleared swap contracts (Note 1)	52,230,593
Unrealized appreciation on forward premium swap option contracts (Note 1)	6,749,685
Unrealized appreciation on forward currency contracts (Note 1)	17,393,539
Unrealized appreciation on OTC swap contracts (Note 1)	15,356,449
Premium paid on OTC swap contracts (Note 1)	13,990,009
Prepaid assets	95,940
Total assets	6,319,037,490

LIABILITIES
Payable to custodian	1,506,447
Payable for investments purchased	56,891,461
Payable for purchases of delayed delivery securities (Note 1)	1,599,370,666
Payable for shares of the fund repurchased	5,906,716
Payable for compensation of Manager (Note 2)	1,591,749
Payable for custodian fees (Note 2)	114,626
Payable for investor servicing fees (Note 2)	853,403
Payable for Trustee compensation and expenses (Note 2)	1,108,191
Payable for administrative services (Note 2)	14,881
Payable for distribution fees (Note 2)	1,342,937
Payable for variation margin on futures contracts (Note 1)	50,242
Payable for variation margin on centrally cleared swap contracts (Note 1)	42,981,536
Unrealized depreciation on OTC swap contracts (Note 1)	21,812,561
Premium received on OTC swap contracts (Note 1)	53,755,672
Unrealized depreciation on forward currency contracts (Note 1)	15,337,121
Unrealized depreciation on forward premium swap option contracts (Note 1)	5,507,332
Written options outstanding, at value (premiums $107,005,355) (Note 1)	59,928,411
TBA sale commitments, at value (proceeds receivable $849,048,242) (Note 1)	848,035,720
Collateral on certain derivative contracts, at value (Notes 1 and 9)	5,806,697
Other accrued expenses	463,943
Total liabilities	2,722,380,312

Net assets	$3,596,657,178

(Continued on next page)

Diversified Income Trust 93

Statement of assets and liabilities cont.

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$4,713,991,507
Undistributed net investment income (Note 1)	85,756,578
Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(1,197,907,879)
Net unrealized depreciation of investments and assets and liabilities in foreign currencies	(5,183,028)
Total — Representing net assets applicable to capital shares outstanding	$3,596,657,178

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($1,210,996,383 divided by 171,276,499 shares)	$7.07
Offering price per class A share (100/96.00 of $7.07)*	$7.36
Net asset value and offering price per class B share ($43,182,412 divided by 6,173,338 shares)**	$6.99
Net asset value and offering price per class C share ($607,113,261 divided by 87,451,235 shares)**	$6.94
Net asset value and redemption price per class M share
($129,639,605 divided by 18,684,746 shares)	$6.94
Offering price per class M share (100/96.75 of $6.94)†	$7.17
Net asset value, offering price and redemption price per class R share
($2,559,168 divided by 366,529 shares)	$6.98
Net asset value, offering price and redemption price per class R6 share
($11,032,009 divided by 1,575,226 shares)	$7.00
Net asset value, offering price and redemption price per class Y share
($1,592,134,340 divided by 227,559,818 shares)	$7.00

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

† On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

94 Diversified Income Trust

Statement of operations Year ended 9/30/17

INVESTMENT INCOME
Interest (including interest income of $1,965,045 from investments in affiliated issuers) (Note 5)	$184,748,120
Dividends	119,837
Total investment income	184,867,957

EXPENSES
Compensation of Manager (Note 2)	18,209,850
Investor servicing fees (Note 2)	4,848,172
Custodian fees (Note 2)	302,941
Trustee compensation and expenses (Note 2)	197,577
Distribution fees (Note 2)	10,419,009
Administrative services (Note 2)	99,667
Other	1,189,435
Total expenses	35,266,651
Expense reduction (Note 2)	(15,329)
Net expenses	35,251,322

Net investment income	149,616,635

Net realized loss on securities from unaffiliated issuers (Notes 1 and 3)	(90,418,847)
Net realized gain on forward currency contracts (Note 1)	37,664,323
Net realized gain on foreign currency transactions (Note 1)	173,107
Net realized gain on swap contracts (Note 1)	61,916,531
Net realized gain on futures contracts (Note 1)	8,859,173
Net realized gain on written options (Note 1)	22,096,386
Net unrealized appreciation of securities in unaffiliated issuers and TBA sale commitments
during the year	95,672,445
Net unrealized depreciation of forward currency contracts during the year	(8,177,343)
Net unrealized appreciation of assets and liabilities in foreign currencies during the year	87,746
Net unrealized depreciation of swap contracts during the year	(11,101,235)
Net unrealized appreciation of futures contracts during the year	160,515
Net unrealized appreciation of written options during the year	12,021,084
Net gain on investments	128,953,885

Net increase in net assets resulting from operations	$278,570,520

The accompanying notes are an integral part of these financial statements.

Diversified Income Trust 95

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Year ended 9/30/17	Year ended 9/30/16
Operations
Net investment income	$149,616,635	$208,375,822
Net realized gain (loss) on investments
and foreign currency transactions	40,290,673	(449,126,964)
Net unrealized appreciation of investments and assets
and liabilities in foreign currencies	88,663,212	274,157,427
Net increase in net assets resulting from operations	278,570,520	33,406,285
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(69,074,634)	(79,465,976)
Class B	(2,434,329)	(2,799,573)
Class C	(30,800,987)	(36,629,237)
Class M	(7,428,936)	(7,589,775)
Class R	(163,652)	(199,829)
Class R5	—	(183)
Class R6	(659,455)	(578,854)
Class Y	(76,720,171)	(77,550,610)
Increase (decrease) from capital share transactions (Note 4)	445,026,894	(2,021,967,004)
Total increase (decrease) in net assets	536,315,250	(2,193,374,756)

NET ASSETS
Beginning of year	3,060,341,928	5,253,716,684
End of year (including undistributed net investment
income of $85,756,578 and $74,167,701, respectively)	$3,596,657,178	$3,060,341,928

The accompanying notes are an integral part of these financial statements.

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Diversified Income Trust 97

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS				RATIOS AND SUPPLEMENTAL DATA
											Ratio
			Net realized								of net investment
	Net asset value,		and unrealized	Total from	From			Total return	Net assets,	Ratio of expenses	income (loss)
	beginning	Net investment	gain (loss)	investment	net investment	Total	Net asset value,	at net asset value	end of period	to average	to average	Portfolio
Period ended	of period	income (loss) [a]	on investments	operations	income	distributions	end of period	(%) [b]	(in thousands)	net assets (%) [c]	net assets (%)	turnover (%)
Class A
September 30, 2017	$6.86	.32	.29	.61	(.40)	(.40)	$7.07	9.04	$1,210,996.99		4.54	937[d]
September 30, 2016	7.08	.37	(.22)	.15	(.37)	(.37)	6.86	2.25	1,238,618	1.00[e]	5.48[e]	835[d]
September 30, 2015	7.89	.32	(.79)	(.47)	(.34)	(.34)	7.08	(6.16)	1,834,125.97		4.22	725[d]
September 30, 2014	7.74	.37	.20	.57	(.42)	(.42)	7.89	7.49	2,454,923.97		4.73	257[d]
September 30, 2013	7.59	.44	.15	.59	(.44)	(.44)	7.74	7.93	2,286,977.99		5.58	180[f]
Class B
September 30, 2017	$6.79	.26	.28	.54	(.34)	(.34)	$6.99	8.17	$43,182	1.74	3.79	937[d]
September 30, 2016	7.01	.32	(.22)	.10	(.32)	(.32)	6.79	1.52	54,180	1.75[e]	4.74[e]	835[d]
September 30, 2015	7.81	.26	(.78)	(.52)	(.28)	(.28)	7.01	(6.81)	67,948	1.72	3.47	725[d]
September 30, 2014	7.67	.31	.19	.50	(.36)	(.36)	7.81	6.60	83,980	1.72	3.97	257[d]
September 30, 2013	7.53	.38	.14	.52	(.38)	(.38)	7.67	7.03	79,540	1.74	4.85	180[f]
Class C
September 30, 2017	$6.75	.26	.27	.53	(.34)	(.34)	$6.94	8.07	$607,113	1.74	3.80	937[d]
September 30, 2016	6.96	.32	(.21)	.11	(.32)	(.32)	6.75	1.68	649,723	1.75[e]	4.74[e]	835[d]
September 30, 2015	7.76	.26	(.78)	(.52)	(.28)	(.28)	6.96	(6.85)	954,682	1.72	3.48	725[d]
September 30, 2014	7.62	.31	.19	.50	(.36)	(.36)	7.76	6.65	1,106,389	1.72	3.95	257[d]
September 30, 2013	7.48	.37	.16	.53	(.39)	(.39)	7.62	7.09	749,897	1.74	4.84	180[f]
Class M
September 30, 2017	$6.75	.29	.28	.57	(.38)	(.38)	$6.94	8.67	$129,640	1.24	4.26	937[d]
September 30, 2016	6.97	.35	(.22)	.13	(.35)	(.35)	6.75	2.11	137,777	1.25[e]	5.21[e]	835[d]
September 30, 2015	7.77	.29	(.77)	(.48)	(.32)	(.32)	6.97	(6.37)	163,795	1.22	3.95	725[d]
September 30, 2014	7.62	.35	.20	.55	(.40)	(.40)	7.77	7.30	216,512	1.22	4.46	257[d]
September 30, 2013	7.48	.41	.15	.56	(.42)	(.42)	7.62	7.60	233,513	1.24	5.35	180[f]
Class R
September 30, 2017	$6.78	.30	.28	.58	(.38)	(.38)	$6.98	8.74	$2,559	1.24	4.29	937[d]
September 30, 2016	7.00	.35	(.22)	.13	(.35)	(.35)	6.78	2.08	3,398	1.25[e]	5.26[e]	835[d]
September 30, 2015	7.80	.30	(.79)	(.49)	(.31)	(.31)	7.00	(6.38)	3,786	1.22	3.98	725[d]
September 30, 2014	7.66	.35	.19	.54	(.40)	(.40)	7.80	7.16	6,444	1.22	4.45	257[d]
September 30, 2013	7.52	.41	.15	.56	(.42)	(.42)	7.66	7.55	4,611	1.24	5.35	180[f]
Class R6
September 30, 2017	$6.80	.34	.28	.62	(.42)	(.42)	$7.00	9.34	$11,032.65		4.90	937[d]
September 30, 2016	7.02	.40	(.23)	.17	(.39)	(.39)	6.80	2.64	10,097	.65[e]	5.88[e]	835[d]
September 30, 2015	7.82	.34	(.78)	(.44)	(.36)	(.36)	7.02	(5.79)	10,357.63		4.58	725[d]
September 30, 2014 †	7.77	.36	.10	.46	(.41)	(.41)	7.82	5.97*	13,592	.59 *	4.52*	257[d]
Class Y
September 30, 2017	$6.80	.33	.28	.61	(.41)	(.41)	$7.00	9.24	$1,592,134.74		4.79	937[d]
September 30, 2016	7.01	.39	(.22)	.17	(.38)	(.38)	6.80	2.66	966,548	.75[e]	5.73[e]	835[d]
September 30, 2015	7.82	.34	(.79)	(.45)	(.36)	(.36)	7.01	(5.94)	2,219,013.72		4.50	725[d]
September 30, 2014	7.68	.39	.19	.58	(.44)	(.44)	7.82	7.74	3,084,286.72		4.93	257[d]
September 30, 2013	7.54	.45	.16	.61	(.47)	(.47)	7.68	8.18	1,241,380.74		5.79	180[f]

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

98 Diversified Income Trust	Diversified Income Trust 99

Financial highlights cont.

* Not annualized.

† For the period November 1, 2013 (commencement of operations) to September 30, 2014.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Portfolio turnover includes TBA purchase and sale commitments.

e Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waiver, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets.

f Portfolio turnover excludes TBA purchase and sale commitments. Including TBA purchase and sale commitments to conform with current year presentation, the portfolio turnover would have been the following:

Portfolio turnover %
September 30, 2013	466%

The accompanying notes are an integral part of these financial statements.

100 Diversified Income Trust

Notes to financial statements 9/30/17

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from October 1, 2016 through September 30, 2017.

Putnam Diversified Income Trust (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The goal of the fund is to seek as high a level of current income as Putnam Management, believes is consistent with preservation of capital. The fund invests mainly in bonds that are securitized debt instruments (such as mortgage-backed investments) and other obligations of companies and governments worldwide, are either investment-grade or below-investment-grade in quality (sometimes referred to as “junk bonds”) and have intermediate- to long-term maturities (three years or longer). Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments. The fund typically uses to a significant extent derivatives, such as futures, options, certain foreign currency transactions and swap contracts, for both hedging and non-hedging purposes.

The fund offers class A, class B, class C, class M, class R, class R6 and class Y shares. The fund registered class T shares in February 2017, however, as of the date of this report, class T shares had not commenced operations and are not available for purchase. Effective February 1, 2016, the fund terminated its class R5 shares. Effective April 1, 2017, purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class R, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee and in the case of class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses

Diversified Income Trust 101

unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

102 Diversified Income Trust

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements, which totaled $118,678,048, is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

Securities purchased or sold on a forward commitment or delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge duration and convexity, to isolate prepayment risk and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Diversified Income Trust 103

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts for hedging treasury term structure risk and for yield curve positioning.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used for hedging currency exposures and to gain exposure to currencies.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, for hedging term structure risk, for yield curve positioning and for gaining exposure to rates in various countries.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate

104 Diversified Income Trust

swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, for gaining exposure to specific sectors, for hedging inflation and for gaining exposure to inflation.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and/or centrally cleared total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, for gaining liquid exposure to individual names, to hedge market risk and for gaining exposure to specific sectors.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty

Diversified Income Trust 105

risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs

106 Diversified Income Trust

resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $55,670,174 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $51,024,998 and may include amounts related to unsettled agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit plus a $25,000 flat fee and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At September 30, 2017, the fund had a capital loss carryover of $1,085,761,829 available to the extent allowed by the Code to offset future net capital gain, if any. For any carryover, the amount of the carryover and that carryover’s expiration date is:

	Loss carryover
Short-term	Long-term	Total	Expiration
$690,498,972	$232,483,733	$922,982,705	*
162,779,124	N/A	162,779,124	September 30, 2018

* Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Diversified Income Trust 107

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, from foreign currency gains and losses, from the expiration of a capital loss carryover, from income on swap contracts and from interest-only securities. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $49,254,406 to increase undistributed net investment income, $146,526,213 to decrease paid-in capital and $97,271,807 to decrease accumulated net realized loss.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$119,509,744
Unrealized depreciation	(274,517,920)
Net unrealized depreciation	(155,008,176)
Undistributed ordinary income	123,970,452
Capital loss carryforward	(1,085,761,829)
Cost for federal income tax purposes	$4,537,840,011

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.700%	of the first $5 billion,	0.500%	of the next $50 billion,
0.650%	of the next $5 billion,	0.480%	of the next $50 billion,
0.600%	of the next $10 billion,	0.470%	of the next $100 billion and
0.550%	of the next $10 billion,	0.465%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.545% of the fund’s average net assets.

Putnam Management has contractually agreed, through January 30, 2019, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

108 Diversified Income Trust

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$1,787,599	Class R	4,345
Class B	71,737	Class R6	5,478
Class C	899,833	Class Y	1,884,028
Class M	195,152	Total	$4,848,172

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $15,329 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $2,618, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (“Maximum %”) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (“Approved %”) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$3,064,510
Class B	1.00%	1.00%	492,155
Class C	1.00%	1.00%	6,177,709
Class M	1.00%	0.50%	669,740
Class R	1.00%	0.50%	14,895
Total			$10,419,009

Diversified Income Trust 109

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $197,505 and $996 from the sale of class A and class M shares, respectively, and received $17,118 and $1,643 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $631 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities, including TBA commitments (Long-term)	$35,093,214,190	$35,057,571,244
U.S. government securities (Long-term)	—	—
Total	$35,093,214,190	$35,057,571,244

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	YEAR ENDED 9/30/17		YEAR ENDED 9/30/16
Class A	Shares	Amount	Shares	Amount
Shares sold	51,589,686	$362,473,094	20,123,801	$138,430,149
Shares issued in connection with
reinvestment of distributions	8,671,144	60,790,553	10,120,964	68,742,408
	60,260,830	423,263,647	30,244,765	207,172,557
Shares repurchased	(69,448,249)	(488,643,956)	(108,893,173)	(741,704,692)
Net decrease	(9,187,419)	$(65,380,309)	(78,648,408)	$(534,532,135)

	YEAR ENDED 9/30/17		YEAR ENDED 9/30/16
Class B	Shares	Amount	Shares	Amount
Shares sold	322,345	$2,236,615	562,704	$3,832,226
Shares issued in connection with
reinvestment of distributions	302,430	2,098,278	348,450	2,340,620
	624,775	4,334,893	911,154	6,172,846
Shares repurchased	(2,425,821)	(16,852,531)	(2,627,980)	(17,716,018)
Net decrease	(1,801,046)	$(12,517,638)	(1,716,826)	$(11,543,172)

110 Diversified Income Trust

	YEAR ENDED 9/30/17		YEAR ENDED 9/30/16
Class C	Shares	Amount	Shares	Amount
Shares sold	14,219,832	$98,386,189	6,472,364	$43,745,904
Shares issued in connection with
reinvestment of distributions	3,721,246	25,627,829	4,428,924	29,566,625
	17,941,078	124,014,018	10,901,288	73,312,529
Shares repurchased	(26,807,784)	(184,682,540)	(51,683,032)	(345,924,151)
Net decrease	(8,866,706)	$(60,668,522)	(40,781,744)	$(272,611,622)

	YEAR ENDED 9/30/17		YEAR ENDED 9/30/16
Class M	Shares	Amount	Shares	Amount
Shares sold	112,884	$779,005	116,524	$782,762
Shares issued in connection with
reinvestment of distributions	115,165	792,937	127,834	853,067
	228,049	1,571,942	244,358	1,635,829
Shares repurchased	(1,969,124)	(13,559,812)	(3,326,577)	(22,724,521)
Net decrease	(1,741,075)	$(11,987,870)	(3,082,219)	$(21,088,692)

	YEAR ENDED 9/30/17		YEAR ENDED 9/30/16
Class R	Shares	Amount	Shares	Amount
Shares sold	137,647	$954,976	195,522	$1,341,805
Shares issued in connection with
reinvestment of distributions	16,609	115,005	22,443	150,404
	154,256	1,069,981	217,965	1,492,209
Shares repurchased	(288,613)	(2,003,060)	(257,748)	(1,728,447)
Net decrease	(134,357)	$(933,079)	(39,783)	$(236,238)

			PERIOD ENDED 9/30/16*
Class R5			Shares	Amount
Shares sold			—	$—
Shares issued in connection with reinvestment of distributions			26	183
			26	183
Shares repurchased			(1,448)	(9,565)
Net decrease			(1,422)	$(9,382)

	YEAR ENDED 9/30/17		YEAR ENDED 9/30/16
Class R6	Shares	Amount	Shares	Amount
Shares sold	305,528	$2,136,006	234,910	$1,568,225
Shares issued in connection with
reinvestment of distributions	94,920	659,455	86,155	578,854
	400,448	2,795,461	321,065	2,147,079
Shares repurchased	(309,586)	(2,156,332)	(312,361)	(2,092,577)
Net increase	90,862	$639,129	8,704	$54,502

Diversified Income Trust 111

	YEAR ENDED 9/30/17		YEAR ENDED 9/30/16
Class Y	Shares	Amount	Shares	Amount
Shares sold	147,329,504	$1,026,551,794	62,759,923	$427,241,433
Shares issued in connection with
reinvestment of distributions	8,884,035	61,695,735	9,206,988	62,097,723
	156,213,539	1,088,247,529	71,966,911	489,339,156
Shares repurchased	(70,892,220)	(492,372,346)	(246,317,299)	(1,671,339,421)
Net increase (decrease)	85,321,319	$595,875,183	(174,350,388)	$(1,182,000,265)

* Effective February 1, 2016, the fund terminated its class R5 shares.

At the close of the reporting period, Putnam Investments, LLC owned 1,601 class R6 shares of the fund (0.10% of class R6 shares outstanding), valued at $11,207.

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 9/30/16	cost	proceeds	income	of 9/30/17
Short-term investments
Putnam Short Term
Investment Fund*	$187,111,979	$704,965,446	$658,047,863	$1,965,045	$234,029,562
Total Short-term
investments	$187,111,979	$704,965,446	$658,047,863	$1,965,045	$234,029,562

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

112 Diversified Income Trust

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased TBA commitment option contracts (contract amount)	$984,400,000
Purchased currency options (contract amount)	$189,300,000
Purchased swap option contracts (contract amount)	$9,902,000,000
Written TBA commitment option contracts (contract amount)	$1,486,800,000
Written currency options (contract amount)	$189,300,000
Written swap option contracts (contract amount)	$9,511,200,000
Futures contracts (number of contracts)	300
Forward currency contracts (contract amount)	$3,083,400,000
OTC interest rate swap contracts (notional)	$38,100,000
Centrally cleared interest rate swap contracts (notional)	$6,887,600,000
OTC total return swap contracts (notional)	$1,024,300,000
Centrally cleared total return swap contracts (notional)	$183,000,000
OTC credit default contracts (notional)	$532,800,000
Centrally cleared credit default contracts (notional)	$106,800,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
			Payables, Net assets —
Credit contracts	Receivables	$26,633,089	Unrealized depreciation	$81,299,043*
Foreign exchange
contracts	Investments, Receivables	17,621,024	Payables	15,399,851
	Investments,
	Receivables, Net
	assets — Unrealized		Payables, Net assets —
Interest rate contracts	appreciation	80,061,568*	Unrealized depreciation	80,168,106*
Total		$124,315,681		$176,867,000

* Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

Diversified Income Trust 113

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$(782,660)	$(782,660)
Foreign exchange contracts	7,873,092	—	37,664,323	—	$45,537,415
Interest rate contracts	(31,967,498)	8,859,173	—	62,699,191	$39,590,866
Total	$(24,094,406)	$8,859,173	$37,664,323	$61,916,531	$84,345,621

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$(13,699,576)	$(13,699,576)
Foreign exchange contracts	(793,246)	—	(8,177,343)	—	$(8,970,589)
Interest rate contracts	11,582,013	160,515	—	2,598,341	$14,340,869
Total	$10,788,767	$160,515	$(8,177,343)	$(11,101,235)	$(8,329,296)

114 Diversified Income Trust

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Diversified Income Trust 115

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc. (clearing broker)	Citibank, N.A.	Citigroup Global Markets, Inc.	Credit Suisse International	Credit Suisse Securities (USA), LLC (clearing broker)	Deutsche Bank AG	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Futures, Inc.	JPMorgan Securities, LLC	Merrill Lynch, Pierce, Fenner & Smith, Inc.	RBC Capital Markets, LLC	Royal Bank of Scotland PLC (The)	State Street Bank and Trust Co.	UBS AG	West Pac Banking Corp.	Total
Assets:
Centrally cleared
interest rate
swap contracts§	$—	$—	$50,929,033	$—	$—	$—	$225,893	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$51,154,926
OTC Total return
swap contracts*#	37,433	142,133	—	648	—	1,261,941	—	—	1,029,994	—	115,172	—	61,059	—	—	—	—	—	—	2,648,380
Centrally cleared
total return swap
contracts§	—	—	1,075,667	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	1,075,667
OTC Credit
default
contracts —
protection sold*#	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
OTC Credit
default
contracts —
protection
purchased*#	—	—	—	—	681,450	10,497,568	—	—	6,248,893	—	—	—	9,205,178	—	—	—	—	—	—	26,633,089
Futures
contracts§	—	—	—	—	—	—	—	—	—	—	—	2,571	—	—	—	—	—	—	—	2,571
Forward
currency
contracts #	2,039,576	697,899	—	1,956,559	—	722,346	—	—	1,986,646	2,049,481	1,826,017	—	—	—	—	2,212,078	1,160,453	1,189,766	1,552,718	17,393,539
Forward
premium
swap option
contracts #	3,344,931	2,505	—	791,035	—	—	—	—	329,113	—	2,282,101	—	—	—	—	—	—	—	—	6,749,685
Purchased swap
options **#	6,411,442	—	—	8,159,212	—	11,419,480	—	—	8,133,915	—	11,019,495	—	—	—	—	—	—	—	—	45,143,544
Purchased
options **#	227,485	—	—	—	—	—	—	—	—	—	7,293,018	—	—	—	—	—	—	—	—	7,520,503
Repurchase
agreements **	—	—	—	—	—	—	—	—	—	—	—	—	—	58,346,000	58,000,000	—	—	—	—	116,346,000
Total Assets	$12,060,867	$842,537	$52,004,700	$10,907,454	$681,450	$23,901,335	$225,893	$—	$17,728,561	$2,049,481	$22,535,803	$2,571	$9,266,237	$58,346,000	$58,000,000	$2,212,078	$1,160,453	$1,189,766	$1,552,718	$274,667,904

116 Diversified Income Trust	Diversified Income Trust 117

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc. (clearing broker)	Citibank, N.A.	Citigroup Global Markets, Inc.	Credit Suisse International	Credit Suisse Securities (USA), LLC (clearing broker)	Deutsche Bank AG	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Futures, Inc.	JPMorgan Securities, LLC	Merrill Lynch, Pierce, Fenner & Smith, Inc.	RBC Capital Markets, LLC	Royal Bank of Scotland PLC (The)	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total
Liabilities:
Centrally cleared
interest rate
swap contracts§	$—	$—	$42,367,663	$—	$—	$—	$147,113	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$42,514,776
OTC Total
return swap
contracts*#	—	782,918	—	—	—	244,160	—	29,375	378,600	—	92,443	—	418,310	—	—	—	—	—	—	1,945,806
Centrally cleared
total return
swap contracts§	—	—	466,760	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	466,760
OTC Credit
default
contracts —
protection sold*#	1,100,613	—	—	—	762,450	25,664,586	—	—	15,259,499	—	—	—	30,770,290	—	—	—	—	—	—	73,557,438
OTC Credit
default
contracts —
protection
purchased*#	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Futures
contracts§	—	—	—	—	—	—	—	—	—	—	—	50,242	—	—	—	—	—	—	—	50,242
Forward
currency
contracts #	1,173,780	680,924	—	2,177,073	—	197,568	—	—	3,550,748	779,638	1,883,849	—	—	—	—	1,010,408	2,014,117	1,777,862	91,154	15,337,121
Forward
premium
swap option
contracts #	2,360,895	819,559	—	240,024	—	—	—	—	623,070	—	1,463,784	—	—	—	—	—	—	—	—	5,507,332
Written swap
options #	5,813,120	—	—	9,111,673	—	11,374,035	—	—	7,665,777	—	17,118,410	—	—	—	—	—	—	—	—	51,083,015
Written options #	62,730	—	—	—	—	—	—	—	—	—	8,782,666	—	—	—	—	—	—	—	—	8,845,396
Total Liabilities	$10,511,138	$2,283,401	$42,834,423	$11,528,770	$762,450	$37,480,349	$147,113	$29,375	$27,477,694	$779,638	$29,341,152	$50,242	$31,188,600	$—	$—	$1,010,408	$2,014,117	$1,777,862	$91,154	$199,307,886
Total Financial
and Derivative
Net Assets	$1,549,729	$(1,440,864)	$9,170,277	$(621,316)	$(81,000)	$(13,579,014)	$78,780	$(29,375)	$(9,749,133)	$1,269,843	$(6,805,349)	$(47,671)	$(21,922,363)	$58,346,000	$58,000,000	$1,201,670	$(853,664)	$(588,096)	$1,461,564	$75,360,018
Total collateral
received
(pledged)†##	$1,549,729	$(1,207,381)	$—	$885,000	$—	$(13,579,014)	$—	$—	$(9,652,643)	$1,269,843	$(5,942,223)	$—	$(18,960,859)	$58,346,000	$58,000,000	$1,201,670	$(843,913)	$(498,669)	$—
Net amount	$—	$(233,483)	$9,170,277	$(1,506,316)	$(81,000)	$—	$78,780	$(29,375)	$(96,490)	$—	$(863,126)	$(47,671)	$(2,961,504)	$—	$—	$—	$(9,751)	$(89,427)	$1,461,564

118 Diversified Income Trust	Diversified Income Trust 119

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc. (clearing broker)	Citibank, N.A.	Citigroup Global Markets, Inc.	Credit Suisse International	Credit Suisse Securities (USA), LLC (clearing broker)	Deutsche Bank AG	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Futures, Inc.	JPMorgan Securities, LLC	Merrill Lynch, Pierce, Fenner & Smith, Inc.	RBC Capital Markets, LLC	Royal Bank of Scotland PLC (The)	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total
Controlled
collateral
received
(including TBA
commitments)**	$1,650,623	$—	$—	$885,000	$—	$—	$—	$—	$—	$1,411,074	$—	$—	$—	$—	$—	$1,860,000	$—	$—	$—	$5,806,697
Uncontrolled
collateral
received	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$59,512,920	$59,165,128	$—	$—	$—	$—	$118,678,048
Collateral
(pledged)
(including TBA
commitments)**	$—	$(1,207,381)	$—	$—	$—	$(13,919,310)	$—	$—	$(9,652,643)	$—	$(5,942,223)	$—	$(18,960,859)	$—	$—	$—	$(843,913)	$(498,669)	$—	$(51,024,998)

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on futures contracts and centrally cleared swap contracts, which is not included in the table above, amounted to $558,891 and $110,758,226, respectively.

Federal tax information (Unaudited)

For the reporting period, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $125,244,608 of distributions paid as qualifying to be taxed as interest-related dividends, and no monies to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2018 will show the tax status of all distributions paid to your account in calendar 2017.

120 Diversified Income Trust	Diversified Income Trust 121

About the Trustees

INDEPENDENT TRUSTEES

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World,* whose articles on economics have appeared in such publications as the *New York Times, Foreign Affairs,* and the *Financial Times.* Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children's Hospital of Colorado.

Other directorships: Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy; Great Lakes Science Center; College Now Greater Cleveland

Catharine Bond Hill

Born 1954, Trustee since 2017

Principal occupations during past five years: Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, served as the 10th President of Vassar College. Prior to 2006, was Provost of Williams College.

Other directorships: Director of Yale-NUS College; Alumni Fellow to the Yale Corporation

122 Diversified Income Trust

Paul L. Joskow

Born 1947, Trustee since 1997

Principal occupations during past five years: Economist and President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance. Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Prior to 2007, served as the Director of the Center for Energy and Environmental Policy Research at MIT.

Other directorships: Yale University; Exelon Corporation, an energy company focused on power services; Boston Symphony Orchestra; Prior to April 2013, served as Director of TransCanada Corporation and TransCanada Pipelines Ltd., energy companies focused on natural gas transmission, oil pipelines and power services

Kenneth R. Leibler

Born 1949, Trustee since 2006 and Vice Chair since 2016

Principal occupations during past five years: Founder and former Chairman of Boston Options Exchange, an electronic marketplace for the trading of derivative securities. Vice Chairman Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston, Massachusetts. Director of Beth Israel Deaconess Care Organization. Until November 2010, director of Ruder Finn Group, a global communications and advertising firm.

Other directorships: Eversource Corporation, which operates New England's largest energy delivery system

Robert E. Patterson

Born 1945, Trustee since 1984

Principal occupations during past five years: Co-Chairman of Cabot Properties, Inc., a private equity firm investing in commercial real estate, and Chairman or Co-Chairman of the Investment Committees for various Cabot Funds. Past Chairman and Trustee of the Joslin Diabetes Center.

George Putnam, III

Born 1951, Trustee since 1984

Principal occupations during past five years: Chairman of New Generation Research, Inc., a publisher of financial advisory and other research services. Founder and President of New Generation Advisors, LLC, a registered investment advisor to private funds. Director of The Boston Family Office, LLC, a registered investment advisor.

Manoj P. Singh

Born 1952, Trustee since 2017

Principal occupations during past five years: Until 2015, Chief Operating Officer and Global Managing Director at Deloitte Touche Tohmatsu, Ltd., a global professional services organization. Served on the Deloitte U.S. Board of Directors and the boards of Deloitte member firms in China, Mexico, and Southeast Asia.

Other directorships: Director of Abt Associates, a global research firm focused on health, social and environmental policy, and international development. Trustee of Carnegie Mellon University. Trustee of Rubin Museum of Art. Director of Pratham USA, an organization dedicated to children's education in India. Member of the Advisory Board of Altimetrik, a business transformation and technology solutions firm. Director of DXC Technology, a global IT services and consulting company

INTERESTED TRUSTEE

Robert L. Reynolds*

Born 1952, Trustee since 2008 and President of the Putnam Funds since 2009

Principal occupations during past five years: President and Chief Executive Officer of Putnam Investments since 2008 and, since 2014, President and Chief Executive Officer of Great-West Financial, a financial services company that provides retirement savings plans, life insurance, and annuity and executive benefits products, and of Great-West Lifeco U.S. Inc., a holding company that owns Putnam Investments and Great-West Financial. Prior to joining Putnam Investments, served as Vice Chairman and Chief Operating Officer of Fidelity Investments from 2000 to 2007.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of September 30, 2017, there were 106 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Diversified Income Trust 123

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Susan G. Malloy (Born 1957)
Executive Vice President, Principal Executive Officer,	Vice President and Assistant Treasurer
and Compliance Liaison	Since 2007
Since 2004	Head of Accounting, Middle Office, & Control Services,
Putnam Investments and Putnam Management
Robert T. Burns (Born 1961)
Vice President and Chief Legal Officer	Mark C. Trenchard (Born 1962)
Since 2011	Vice President and BSA Compliance Officer
General Counsel, Putnam Investments,	Since 2002
Putnam Management, and Putnam Retail Management	Director of Operational Compliance, Putnam
Investments and Putnam Retail Management
James F. Clark (Born 1974)
Vice President and Chief Compliance Officer	Nancy E. Florek (Born 1957)
Since 2016	Vice President, Director of Proxy Voting and Corporate
Chief Compliance Officer, Putnam Investments	Governance, Assistant Clerk, and Assistant Treasurer
and Putnam Management	Since 2000

Michael J. Higgins (Born 1976)	Denere P. Poulack (Born 1968)
Vice President, Treasurer, and Clerk	Assistant Vice President, Assistant Clerk,
Since 2010	and Assistant Treasurer
Since 2004
Janet C. Smith (Born 1965)
Vice President, Principal Financial Officer, Principal
Accounting Officer, and Assistant Treasurer
Since 2007
Head of Fund Administration Services,
Putnam Investments and Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is One Post Office Square, Boston, MA 02109.

124 Diversified Income Trust

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Jameson A. Baxter, Chair	Vice President, Treasurer,
Management, LLC	Kenneth R. Leibler, Vice Chair	and Clerk
One Post Office Square	Liaquat Ahamed
Boston, MA 02109	Ravi Akhoury	Janet C. Smith
	Barbara M. Baumann	Vice President,
Investment Sub-Advisor	Katinka Domotorffy	Principal Financial Officer,
Putnam Investments Limited	Catharine Bond Hill	Principal Accounting Officer,
57–59 St James’s Street	Paul L. Joskow	and Assistant Treasurer
London, England SW1A 1LD	Robert E. Patterson
	George Putnam, III	Susan G. Malloy
Marketing Services	Robert L. Reynolds	Vice President and
Putnam Retail Management	Manoj P. Singh	Assistant Treasurer
One Post Office Square
Boston, MA 02109	Officers	Mark C. Trenchard
	Robert L. Reynolds	Vice President and
Custodian	President	BSA Compliance Officer
State Street Bank
and Trust Company	Jonathan S. Horwitz	Nancy E. Florek
	Executive Vice President,	Vice President, Director of
Legal Counsel	Principal Executive Officer,	Proxy Voting and Corporate
Ropes & Gray LLP	and Compliance Liaison	Governance, Assistant Clerk,
and Assistant Treasurer
Independent Registered Public	Robert T. Burns
Accounting Firm	Vice President and	Denere P. Poulack
KPMG LLP	Chief Legal Officer	Assistant Vice President, Assistant
Clerk, and Assistant Treasurer
James F. Clark
Vice President and
Chief Compliance Officer

This report is for the information of shareholders of Putnam Diversified Income Trust. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

1-800-225-1581
putnam.com

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

AN028 308151 11/17

Item 2. Code of Ethics:

(a) The fund's principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:

The Funds' Audit, Compliance and Distributions Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit, Compliance and Distributions Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Ms. Baumann and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds' amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distribution Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

September 30, 2017	$190,565	$ —	$7,188	$ —
September 30, 2016	$179,340	$ —	$7,000	$ —

For the fiscal years ended September 30, 2017 and September 30, 2016, the fund's independent auditor billed aggregate non-audit fees in the amounts of $7,188 and $7,000 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds' independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund's independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

September 30, 2017	$ —	$ —	$ —	$ —
September 30, 2016	$ —	$ —	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Diversified Income Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: November 28, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: November 28, 2017

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: November 28, 2017